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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BUNGE LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Notice of Annual General Meeting

of Shareholders and

2020 Proxy Statement

April 8, 2020

Bunge Limited 1391 Timberlake Manor Parkway St. Louis, Missouri 63017 U.S.A.

April 8, 2020

Dear Shareholder:

You are cordially invited to attend our Annual General Meeting of Shareholders, which will be a "virtual meeting" only and will be conducted exclusively online via live audio webcast on Thursday, May 21, 2020 at 3:00 p.m., Central Time. There will be no physical meeting. As part of our effort to maintain a safe and healthy environment at our Annual General Meeting and to protect the well-being of our shareholders, we have closely monitored statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19, and have decided to hold the 2020 Annual General Meeting virtually. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting.

You will be able to access the virtual Annual General Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/BG2020 and entering the control number included in your proxy materials or on your proxy card.

The proxy statement contains important information about the Annual General Meeting, the proposals we will consider and how you can vote your shares.

In 2019, we set an ambitious agenda to position Bunge for the future, and I am pleased with the progress we made. We augmented several key positions with new leaders. We began our shift from a regional to a global operating model and relocated our global headquarters to St. Louis, Missouri to more closely align with commercial activities. After a comprehensive review of our assets, we took several important steps to streamline our portfolio. We improved execution in our operations and adopted appropriate risk management strategies that have increased our ability to quickly adapt to a rapidly changing market. This disciplined focus on optimization, simplification, and commercial speed served us well in 2019 as we successfully navigated extraordinarily volatile and unpredictable markets.

Our highly independent Board is committed to effective corporate governance that is responsive to shareholders. In the last two years, we have substantially refreshed our Board with eight highly-qualified new members. This process has resulted in an increase in the depth and scope of qualifications and diversity represented on the Board, and ensures the right balance of business leadership, industry knowledge, and financial acumen in the boardroom. Through a robust outreach program, we engage with our stakeholders to gain valuable insights into the current and emerging issues that matter most to them.

We appreciate your support of Bunge, and your vote is very important to us. We encourage you to carefully review the information in the proxy statement as well as our annual report. Please vote as soon as possible to ensure that your vote is represented, regardless of whether you will access the Annual General Meeting.

Looking ahead, we have more work to do but are energized by the progress we've made. We look forward to leveraging our outstanding team, assets, and global footprint along with our new operating model to create long-term shareholder value.

Kathleen Hyle Chair of the Board of Directors

Bunge Limited 1391 Timberlake Manor Parkway St. Louis, Missouri 63017 U.S.A.

NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS

Bunge Limited's 2020 Annual General Meeting of Shareholders will be held on May 21, 2020 at 3:00 p.m., Central Time, and will be a "virtual meeting" conducted exclusively online via live audio webcast. There will not be a physical meeting.

If you are a registered holder of our common shares (i.e., you hold your shares through our transfer agent, Computershare), please follow the instructions included in your proxy materials or on your proxy card to access the Annual General Meeting. If your common shares are held through an intermediary (i.e., brokerage firm, bank or other nominee), you should receive a voting instruction form from your brokerage firm, bank, or other nominee. See "Questions and Answers about Voting Your Common Shares" beginning on page 6 of this proxy statement.

At the Annual General Meeting, we will discuss and you will vote on the following proposals:

  •
  Proposal 1 — the election of the 11 directors named in the proxy statement to our Board of Directors;

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  Proposal 2 — the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2020 and the authorization of the Audit Committee of the Board of Directors to determine the independent auditors' fees;

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  Proposal 3 — the approval of a non-binding advisory vote on the compensation of our named executive officers; and

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  Proposal 4 — the approval of an amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares.

Shareholders will also consider and act on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

We will also present at the Annual General Meeting the consolidated financial statements and independent auditors' reports for the fiscal year ended December 31, 2019, copies of which can be found in our 2019 Annual Report that accompanies this notice.

March 26, 2020 is the record date for determining which shareholders are entitled to notice of, and to vote at, the Annual General Meeting and at any subsequent adjournments or postponements. Please read carefully "Questions and Answers about Voting Your Common Shares" beginning on page 6 of this proxy statement to ensure that you comply with the requirements for voting and accessing the Annual General Meeting. As always, we encourage you to vote your shares prior to the Annual General Meeting.

Your vote is very important. Whether or not you plan to access the Annual General Meeting, please promptly vote by mail, internet or telephone so that your shares will be represented at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on May 21, 2020: Our 2020 Proxy Statement is available at www.bunge.com/2020proxy.pdf and our 2019 Annual Report is available at www.bunge.com/2019ar.pdf.

By order of the Board of Directors.

April 8, 2020	Gregory A. Billhartz Vice President, Deputy General Counsel and Corporate Secretary

i

ii

PROXY STATEMENT SUMMARY

This summary highlights certain information contained in this proxy statement. As it is only a summary, please review the entire proxy statement before voting.

Annual General Meeting Information

• Time and Date:	Thursday, May 21, 2020, at 3:00 p.m. Central Time, with log-in beginning at 2:45 p.m. on May 21, 2020.
• Location:	The Annual General Meeting will be a "virtual" meeting conducted exclusively online via live audio webcast, allowing shareholders to participate in the meeting from any location convenient to them. There will not be a physical meeting.
• Record Date:	Shareholders of record as of the close of business on March 26, 2020 are entitled to vote.
• Voting:	Each outstanding common share is entitled to one vote. You may vote by telephone, internet, mail or by accessing the Annual General Meeting. Please see "How do I vote?" on page 8.
• Attendance:	To access the Annual General Meeting, please follow the instructions contained in "How do I access the Annual General Meeting and submit questions?" on page 7. Shareholders who access the meeting will be allowed to submit questions in our virtual shareholder meeting forum before and during the meeting.

Proposals and Voting Recommendations

	Proposal	Board's Voting Recommendation	Vote Required For Approval	Page References (for more detail)

Proposal 1.	Election of Directors	FOR EACH NOMINEE	MAJORITY OF VOTES CAST	20
Proposal 2.	Appointment of Independent Auditors	FOR	MAJORITY OF VOTES CAST	77
Proposal 3.	Advisory Vote to Approve Named Executive Officer Compensation	FOR	MAJORITY OF VOTES CAST	79
Proposal 4.	Amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares	FOR	MAJORITY OF VOTES CAST	80

Director Nominees

The Board of Directors has nominated the 11 directors named below for election at the Annual General Meeting and recommends FOR the election of each director nominee. Each nominee is currently a director of the company. The following table provides summary information about each nominee, including committee assignments. See "Election of Directors" for additional information regarding the nominees.

Name	Independent	Audit (1)	HRCC (2)	ERMC (3)	CGNC (4)	SCRC (5)	SRC (6)

Sheila Bair Director since 2019	•	•		•
Vinita Bali Director since 2018	•	•	•			•
Carol M. Browner Director since 2013	•				•	•(C)
Andrew Ferrier Director since 2012	•		•(C)		•		•
Paul Fribourg Director since 2018				•			•(C)
J. Erik Fyrwald Director since 2018	•				•(C)	•
Gregory A. Heckman** Director since 2018							•
Bernardo Hees Director since 2019	•		•			•
Kathleen Hyle* Director since 2012	•				•		•
Henry W. (Jay) Winship Director since 2018	•	•(C)	•				•
Mark N. Zenuk Director since 2018	•	•		•(C)			•

• = Member	(C) = Chair	(*) = Board Chair	(**) = Chief Executive Officer

(1) Audit Committee	(2) Human Resources and Compensation Committee	(3) Enterprise Risk Management Committee

(4) Corporate Governance and Nominations Committee	(5) Sustainability and Corporate Responsibility Committee
(6) Strategic Review Committee

Key Qualifications and Experience

Our Board possesses a diverse range of relevant and complementary skills, qualifications, backgrounds and experience, including the key qualifications listed below and in the following director nominee skills matrix. Further details regarding each director's qualifications, experience and skills are included in each director nominee's profile in "Proposal 1 — Election of Directors." This high-level summary is not intended to be an exhaustive list of each director nominee's skills or contributions to the Board.

Name	Current/ Recent Public Company CEO	Financial Expert	Risk Management	South America	China	Agricultural Industry	Food Ingredient	Manufacturing and Logistics	Government and Public Policy	Sustainability

Sheila Bair		•	•		•				•
Vinita Bali	•			•		•	•	•		•
Carol Browner									•	•
Andrew Ferrier			•	•	•	•	•	•		•
Paul Fribourg			•	•	•	•	•	•	•
J. Erik Fyrwald	•				•	•	•	•		•
Gregory A. Heckman	•		•	•	•	•	•	•
Bernardo Hees	•			•			•	•
Kathleen Hyle		•	•					•	•
Henry W. (Jay) Winship		•	•			•	•
Mark N. Zenuk		•	•		•	•	•	•

Director Nominees Snapshot

Corporate Governance Highlights

Our commitment to good corporate governance practices includes the following:

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  Independent, non-executive Board Chair or lead independent director.

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  Declassified Board.

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  Nine out of 11 independent Board nominees, and only independent directors serve on the Audit, Human Resources and Compensation and Corporate Governance and Nominations Committees.

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  Commitment to Board refreshment, with eight of 11 director nominees having joined the Board within the past twenty-four months.

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  Director retirement age of 72.

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  Majority voting for directors.

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  Non-management directors meet regularly in executive sessions.

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  Diverse Board with broad range of key skills, qualifications and experience.

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  Annual Board review of company strategy.
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  Active risk oversight by full Board and committees.

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  Board commitment to sustainability and corporate citizenship.

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  Robust Board self-assessment and director nomination processes.

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  Rigorous stock ownership guidelines for directors and executive officers.

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  Long-standing investor outreach program.

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  Holders of 10% or more of our common shares have the ability to call a special meeting.

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  No poison pill.

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  Board takes active role in management succession planning.

2019 Financial and Strategic Highlights

Our portfolio rationalization and the beginning of our transition to a global operating model delivered improved focus, increased efficiency, and strong results in 2019 and will continue into 2020. Highlights of our operational, strategic, and financial achievements in 2019 are provided below:

  •
  Attained the highest total oilseed crush volume and capacity utilization rates and the lowest soy and sunseed crushing industrial unit costs in 5 years.

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  Advanced several portfolio actions, including the completion of a 50/50 sugar and bioenergy joint venture in Brazil with BP; the sale of our margarine and mayonnaise assets in Brazil; the sale of our ownership interest in SIRE, a US ethanol producer; the divestiture of idled grain facilities in Europe; and the sale of idled wheat milling facilities in Brazil.

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  Achieved $50 million of additional savings under our Global Competitiveness Program, allowing us to exceed our original target for the program.
  •
  Elevated our risk management discipline and rigor.

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  Continued our focus on cash flow and prudent capital management, increasing operating cash flows and maintaining disciplined capital expenditure controls.

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  Returned approximately $317 million to shareholders through dividends.

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  Closed a $1.75 billion sustainability-linked revolving credit facility tied to live performance indicators.

Executive Compensation Highlights

Our executive compensation philosophy is built upon a strong foundation of linking pay with performance over the long-term and is structured to:

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  Align the interests of executives with the long-term interests of shareholders.  The majority of our named executive officers' pay opportunity is delivered in the form of performance-based equity.

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  Drive business goals and strategies.  Incentive plan targets are directly tied to business goals and strategies and are based upon metrics that drive long-term value creation.

  •
  Reward profitable growth and increased shareholder value.  Performance measures balance earnings growth and returns on investment. The pay mix is equity leveraged, resulting in realized compensation in line with stock price performance.

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL GENERAL MEETING

Questions and Answers about Voting Your Common Shares

Why did I receive this Proxy Statement?

Bunge Limited has furnished these proxy materials to you because our Board of Directors is soliciting your proxy to vote at the Annual General Meeting of Shareholders on May 21, 2020 (the "Annual General Meeting"). In light of public health concerns regarding the COVID-19 outbreak, and in order to provide expanded access, this year's Annual General Meeting will be a "virtual" meeting of shareholders, which will be conducted via live audio webcast. There will not be a physical meeting. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting.

This proxy statement contains information about the items being voted on at the Annual General Meeting and important information about us. Our 2019 Annual Report, which includes our 2019 Annual Report on Form 10-K, is also being furnished together with this proxy statement. If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual General Meeting. We are making these proxy materials first available to shareholders on or about April 8, 2020.

We have sent these materials to each person who is registered as a holder of our common shares in the register of shareholders (such owners are often referred to as "holders of record" or "registered holders") as of the close of business on March 26, 2020, the record date for the Annual General Meeting.

We have requested that banks, brokerage firms and other nominees who hold our common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on March 26, 2020 forward either a notice or a printed copy of these materials, together with a proxy card or voting instruction form, to those beneficial shareholders. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Finally, we have provided for these materials to be sent to persons who have interests in our common shares through participation in the Bunge share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan and the Bunge Savings Plan — Supplement A. Although these persons are not eligible to vote directly at the Annual General Meeting, they may, however, instruct the trustees of the plans on how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans. If you do not provide voting instructions for shares held for you in any of these plans, the trustees will vote these shares in the same ratio as the shares for which voting instructions are provided.

Shareholders who owned our common shares as of the close of business on the record date for the Annual General Meeting are entitled to access and vote at the Annual General Meeting and adjournments or postponements of the Annual General Meeting. The share register will not be closed between the record date and the date of the Annual General Meeting. A poll will be taken on each proposal to be put to the Annual General Meeting.

What is Notice and Access and why did Bunge elect to use it?

As permitted by regulations of the Securities and Exchange Commission, Notice and Access provides companies with the ability to make proxy materials available to shareholders electronically via the Internet. We have elected to provide many of our shareholders with a Notice of Internet Availability of Proxy Materials instead of receiving a full set of printed proxy materials in the mail. The notice is a document that provides instructions regarding how to:

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  view our proxy materials on the Internet;

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  access the Annual General Meeting and vote your shares; and

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  request printed copies of these materials, including the proxy card or voting instruction form.

On or about April 8, 2020, we began mailing the notice to certain beneficial shareholders and posted our proxy materials on the website referenced in the notice. See "Notice of Internet Availability of Proxy Materials" in this proxy statement for more information about where to view our proxy materials on the Internet.

As more fully described in the notice, shareholders who received the notice may choose to access our proxy materials on the website referenced in the notice or may request to receive a printed set of our proxy materials. In addition, the notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The selected delivery choice will remain in effect until changed by the shareholder. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials by email unless you elect otherwise.

How many votes do I have?

Every holder of a common share will be entitled to one vote per share for the election of each director and to one vote per share on each other matter presented at the Annual General Meeting. On March 26, 2020, there were 142,146,358 common shares issued and outstanding and entitled to vote at the Annual General Meeting.

What proposals are being presented at the Annual General Meeting?

Shareholders are being asked to vote on the following matters at the Annual General Meeting:

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  Proposal 1 — election of the 11 directors named in this proxy statement;

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  Proposal 2 — the appointment of Deloitte & Touche LLP as our independent auditors and authorization of the Audit Committee of the Board to determine the auditors' fees;

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  Proposal 3 — the approval of a non-binding advisory vote on the compensation of our named executive officers; and

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  Proposal 4 — the approval of an amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares.

Other than the matters set forth in this proxy statement and matters incidental to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the

Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

How do I access the Annual General Meeting and submit questions?

To be admitted to the Annual General Meeting at www.virtualshareholdermeeting.com/BG2020, you must enter the 16-digit control number and the password found on your proxy card or voter instruction form. If you hold your common shares through a brokerage firm, bank or other nominee, you must register in advance using the instructions below.

If you wish to submit a question before or during the Annual General Meeting, you may log into www.virtualshareholdermeeting.com/BG2020 and enter your 16-digit control number and the password beginning at 2:45 p.m., Central Time, on May 21, 2020. Once past the login screen, click on the "messages" icon at the top of the screen and type your question in the "Ask a Question" field and then click on the arrow icon to submit.

Questions pertinent to meeting matters will be addressed during the Annual General Meeting, subject to time constraints. Questions or comments that relate to proposals that are not properly before the Annual General Meeting, relate to matters that are not the proper subject for action by shareholders, are irrelevant to our business, relate to material non-public information of the company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another shareholder, or are not otherwise suitable for the conduct of the Annual General Meeting as determined in our sole discretion, will not be answered. Additional rules of conduct and procedures may apply during the Annual General Meeting and will be available for you to review in advance of the meeting at www.virtualshareholdermeeting.com/BG2020.

My shares are held through a brokerage firm, bank or other nominee. How do I register in advance to access, vote and submit questions at the Annual General Meeting?

If you are a registered holder of common shares (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register in advance to access the Annual General Meeting.

Please follow the instructions described above and on your proxy card or voter instruction form that you received.

If you hold your common shares through a brokerage firm, bank or other nominee, you should follow the instructions provided by your brokerage firm, bank or other holder of record to be able to participate in the meeting.

What if I have trouble accessing the Annual General Meeting virtually?

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet connection wherever you intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 2:45 p.m., Central Time on May 21, 2020. We will have a technician ready to assist you with any technical difficulties you may have accessing the Annual General Meeting. If you encounter any difficulties accessing the Annual General Meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

If I can't participate in the live Annual General Meeting webcast, can I vote or listen to it later?

You may vote your common shares before the meeting as described below in "How do I vote" and following the instructions on your proxy card or voter instruction form. You do not need to access the webcast to vote if you submitted your vote via proxy in advance of the Annual General Meeting. We do not intend to record the Annual General Meeting; however, we will disclose the results on a Form 8-K that we will file with the Securities and Exchange Commission within four business days of the Annual General Meeting.

How do I vote?

You can exercise your vote in the following ways:

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  By Telephone or the Internet:  If you are a shareholder of record, you may appoint your proxy by telephone, or electronically through the Internet, by following the instructions on your proxy card. If you are a beneficial shareholder, please follow the instructions on your notice or voting instruction form.
  •
  By Mail:  If you are a shareholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are a beneficial shareholder and received or requested printed copies of the proxy materials, you can vote by following the instructions on your voting instruction form.

  •
  At the Annual General Meeting:  If you are planning to access the Annual General Meeting, you may vote your common shares during the meeting by visiting www.virtualshareholdermeeting.com/BG2020. To vote, you will need your 16-digit control number and password included on your proxy card, or on the voter instruction form.

Your vote is very important. Even if you plan to be present at the Annual General Meeting, we encourage you to vote as soon as possible.

What if I return my proxy card but do not mark it to show how I am voting?

If you sign and return your proxy card or voting instruction form but do not indicate instructions for voting, your common shares will be voted "FOR" each of Proposals 1, 2, 3 and 4. With respect to any other matter which may properly come before the Annual General Meeting, your common shares will be voted at the discretion of the proxy holders.

May I change or revoke my proxy?

You may change or revoke your proxy at any time before it is exercised in one of four ways:

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  Notify our Corporate Secretary in writing at the address provided below before the Annual General Meeting that you are revoking your proxy;

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  Use the telephone or the Internet to change your proxy;

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  Submit another proxy card (or voting instruction form if you hold your common shares in street name) with a later date; or

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  If you are a holder of record, or a beneficial holder with a proxy from the holder of record, by accessing and voting at the Annual General Meeting.

You may not revoke a proxy simply by accessing the Annual General Meeting. To revoke a proxy, you must take one of the actions described above. Any written notice of revocation must be sent to the attention of our Corporate Secretary at 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., or by facsimile to (314) 292-4013.

What does it mean if I receive more than one notice or set of proxy materials?

It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your common shares. Beneficial shareholders sharing an address who are receiving multiple notices or copies of proxy materials will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of our common shares, your broker, bank or other nominee may deliver only one copy of the notice or proxy materials to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the notice, proxy statement or 2019 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate copy of these documents should submit their request to our Investor Relations department by telephone at (636) 292-3014 or by submitting a written request to 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., Attention: Investor Relations.

Can I receive future proxy materials electronically?

Shareholders can help us conserve natural resources and reduce the cost of printing and mailing proxy statements and annual reports by opting to receive future mailings electronically. To enroll, please visit our website at www.bunge.com, click on the "Investors — Shareholder Info & Services — Electronic Delivery Enrollment" links and follow the instructions provided.

What constitutes a quorum?

The presence at the start of the Annual General Meeting of at least two persons representing, in person or by proxy, more than one-half of our outstanding common shares will constitute a quorum for the transaction of business.

What vote is required in order to approve each proposal?

The affirmative vote of a majority of the votes cast is required to elect each of the nominees for director (Proposal 1). As this is an uncontested election, any nominee for director who receives a greater number of votes "against" his or her election than votes "for" such election will not be elected to the Board and the position on the Board that would have been filled by the director nominee will become vacant.

The affirmative vote of a majority of the votes cast is also required to approve the appointment of our independent auditors (Proposal 2), the non-binding advisory vote on executive officer compensation (Proposal 3), and the amendment of the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares (Proposal 4).

Proposal 3 is an advisory vote only and, as discussed in the proposal later in this proxy statement, the voting results are not binding on us. However, consistent with our record of shareholder engagement, our Board will review the results of the vote and will take them into account in considering the compensation of our executive officers.

Pursuant to Bermuda law, (i) common shares which are represented by "broker non-votes" (i.e., common shares held by brokers which are represented at the Annual General Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) common shares represented at the Annual General Meeting which abstain from voting on any matter, are not included in the determination of the common shares voting on such matter, but are counted for quorum purposes.

Under the rules of the New York Stock Exchange, which we refer to as the NYSE, if you do not submit specific voting instructions to your broker, your broker will not have the ability to vote your common shares in connection with Proposals 1, 3 and 4. Accordingly, if your common shares are held in street name and you do not submit voting instructions to your broker, your common shares will be treated as broker non-votes for these proposals.

How will voting on any other business be conducted?

Other than the matters set forth in this proxy statement and matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is properly proposed and presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at the discretion of the proxy holders.

Who will count the votes?

Broadridge will act as the inspector of election and will tabulate the votes.

Deadline for Appointment of Proxies by Telephone or the Internet or Returning Your Proxy Card

Shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by us no later than 11:59 p.m., Eastern Time, on May 20, 2020. If you appoint your proxy by telephone or the Internet, we must receive your appointment no later than 11:59 p.m., Eastern Time, on May 20, 2020. If you participate in the Bunge share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan or the Bunge Savings Plan — Supplement A, you must also submit your voting instructions by this deadline in order to allow the plan trustees time to receive your voting instructions and vote on behalf of the plans. If your common shares are held in street name and you are voting by mail, you should return your voting instruction form in accordance with the instructions on that form or as provided by the bank, brokerage firm or other nominee who holds our common shares on your behalf.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials and the notice. We will furnish copies of these proxy materials to banks, brokers, fiduciaries and custodians holding shares in their names on behalf of beneficial owners so that they may forward these proxy materials to our beneficial owners.

We have retained Innisfree M&A Incorporated to assist us in the distribution of the proxy materials and to act as proxy solicitor for the Annual General Meeting for a fee of $15,000 plus reasonable out-of-pocket expenses. In addition, we may supplement the original solicitation of proxies by mail with solicitation by telephone and other means by our directors, officers and/or other employees. We will not pay any additional compensation to these individuals for any such services.

CORPORATE GOVERNANCE

The following sections provide an overview of our corporate governance policies and practices, including with respect to Board tenure and refreshment, independence of directors, Board leadership, risk oversight, shareholder outreach and the structure and key aspects of our Board and committee operations. The Board regularly reviews our policies and processes in the context of current corporate governance trends, regulatory changes and recognized best practices.

Board and Corporate Governance Developments

Our Board is committed to highly effective corporate governance that is responsive to shareholders. We have conducted a formal shareholder outreach program for several years in which we listen to our shareholders' perspective on our performance and strategy, governance matters, our executive compensation program, sustainability and other topics of interest to shareholders. In addition, through our other investor relations activities we also solicit shareholder perspectives on these matters. See "Corporate Governance — Shareholder Outreach and Engagement" for more information on these activities.

We continue to refresh the composition of our Board, adding directors with diverse perspectives and broad experience in complex global organizations. In December 2019, John McGlade resigned from the Board. Also, in December 2019, we added Ms. Bair and Mr. Hees to the Board. Ms. Bair brings significant regulatory, finance and risk management experience to the Board, having served, among other things, as Chair of the Federal Deposit Insurance Corporation and commissioner and Acting Chair of the Commodity Futures Trading Commission. Mr. Hees provides global food industry experience, having served as Chief Executive Officer of The Kraft Heinz Company and Burger King Worldwide Holdings, Inc. As a native of Brazil, Mr. Hees also provides perspectives and insights into the food and agriculture industry and governmental developments in South America.

Board Structure and Size

As of the date of this proxy statement, our Board consists of 11 directors. Directors are elected at each annual general meeting of shareholders to hold office for one-year terms until the next annual general meeting of shareholders.

Board Tenure and Refreshment

The Board actively reviews and refreshes its membership. In furtherance of this objective, the Board maintains an active Board succession and refreshment program led by the Corporate Governance and Nominations Committee. Over the course of the last two years, seven directors have either left the Board or decided not to stand for re-election. As a result, the average tenure of our director nominees is approximately three years, with the longest tenured nominees having served for seven years. This significant Board refreshment process has resulted in an increase in the depth and scope of qualifications and diversity represented on the Board.

The Board has adopted a Board retirement age of 72; however, it does not impose director tenure limits as the Board believes that imposing limits on director tenure could arbitrarily deprive it of the valuable contributions of its most experienced members. Accordingly, length of Board service is one of a variety of factors considered by the Corporate Governance and Nominations Committee in making director nomination recommendations to the Board. Additionally, we have implemented full declassification of our Board, which means each director must be re-nominated by the Board on an annual basis. This provides the Board with the opportunity to consider the optimal mix of skills, qualifications and experience each year.

Board Independence

The Board is composed of a substantial majority of independent directors. Currently, nine incumbent directors and director nominees are independent.

In accordance with the listing standards of the NYSE, to be considered independent, a director must have no material relationship with Bunge directly or as a partner, shareholder or officer of an organization that has a relationship with Bunge. The NYSE has also established enhanced independence standards applicable to members of our audit committee and our compensation committee.

The Board annually reviews commercial and other relationships between directors or members of their immediate families and Bunge in order to make a determination regarding the independence of each director. To assist it in making these determinations, the Board has adopted categorical standards of director independence which are set forth in Annex A to our Corporate Governance Guidelines. The categorical standards of director independence are included as Appendix A to this proxy statement and are also available through the "Investors — Governance" section of our website, www.bunge.com. Transactions, relationships and arrangements between a director and Bunge that are within our independence standards are deemed immaterial, subject to NYSE standards. Additionally, our bye-laws provide that no more than two directors may be employed by us or any company or entity which we control.

In making its independence determinations, the Board considers relevant facts and circumstances, including that in the normal course of business, purchase and sale and other commercial and charitable transactions or relationships may occur between Bunge and other companies or organizations with which some of our directors or their immediate family members are affiliated. For 2019, the Board considered the following transactions and relationships and determined them to be immaterial:

  •
  ordinary course business transactions between Bunge and companies with which Ms. Bali is affiliated as a non-executive director. These transactions totaled less than $10,000 in 2019.

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  ordinary course business transactions with certain portfolio companies of Tillridge Global Agribusiness Partners, a private equity firm where Mr. Zenuk serves as Managing Partner. Mr. Zenuk does not serve as an officer or employee of any of these portfolio companies and has no involvement in Bunge's dealings with these companies. Additionally, these commercial relationships predated Mr. Zenuk's joining our Board. The highest amount of annual purchase or sale transactions between Bunge and any of the portfolio companies in 2019 was approximately $9 million.

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  ordinary course business transactions with George Weston Limited, a Canadian food processing and distribution company where Mr. Ferrier serves as a non-executive director. These transactions totaled $24 million of sales to and $0.2 million of purchases from George Weston in 2019.

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  ordinary course business transactions with Syngenta AG, a global agrochemical and seed manufacturer where Mr. Fyrwald serves as Chief Executive Officer and Mr. Fribourg serves as a non-executive director. These transactions totaled $0.5 million of sales to and $20 million of purchases from Syngenta in 2019, less than 1% of Syngenta's gross annual revenues.

Based on the evaluation and criteria described above, the Board has determined that the following directors are independent: Messrs. Ferrier, Fyrwald, Hees, Winship and Zenuk and Mses. Bair, Bali, Browner and Hyle. Mr. Heckman is not considered an independent director since he also serves as our Chief Executive Officer. Mr. Fribourg was determined not to be independent due to the amount of ordinary course business transactions between Continental Grain Company and Bunge, though representing significantly less than 1% of our annual revenues, having exceeded the thresholds set forth in the categorical standards of director independence within the prior three years.

Board Leadership Structure

Our Board does not have a requirement that the roles of Chief Executive Officer and Chair of the Board be either combined or separated, because the Board believes this determination should be made based on the best interests of Bunge and its shareholders at any point in time based on the facts and circumstances then facing the company. Demonstrating the Board's commitment to making these thoughtful and careful determinations, our Board has separated the Chair and CEO roles since 2013 and has had an independent, non-executive Board Chair since January 1, 2014. Ms. Hyle currently serves as Board Chair. The Board believes that its current leadership structure is in the best interests of the company and its shareholders at this time and demonstrates its commitment to independent oversight, which is a critical aspect of effective governance.

Additionally, as described above, our Board is characterized by a substantial majority of independent directors as well as key Board committees that are comprised entirely of independent directors. As a result, independent directors oversee critical matters, including the integrity of our financial statements, the evaluation and compensation of executive management, the selection of directors and Board performance.

Board Meetings and Committees

The Board normally has five regularly scheduled in person meetings per year, and committee meetings are normally held in conjunction with Board meetings. Additionally, the Board holds telephonic meetings to receive updates on our business and as circumstances may require. Our Board met 11 times in 2019 and acted by written consent two times. All directors serving on the Board as of December 31, 2019 attended at least 75% of the combined Board and committee meetings on which they served during the last fiscal year.

Our bye-laws give our Board the authority to delegate its powers to committees appointed by the Board. We have five standing Board committees: the Audit Committee, the Human Resources and Compensation Committee, the Enterprise Risk Management Committee, the Corporate Governance and Nominations Committee and the Sustainability and Corporate Responsibility Committee. Each of these committees is chaired by an independent director and each of the Audit Committee, Human Resources and Compensation Committee, Corporate Governance and Nominations Committee and Sustainability and Corporate Responsibility Committee is comprised entirely of independent directors. The members of the Audit Committee and the Human Resources and Compensation Committee also meet the enhanced independence rules of the SEC and NYSE applicable to such committees. Each of these committees is authorized and assured of appropriate funding to retain and consult with external advisors and counsel. The committees are required to conduct meetings and take action in accordance with the directions of the Board, the provisions of our bye-laws and the terms of their respective committee charters. Each of these committees has the power under its charter to sub-delegate the authority and duties designated in its charter to subcommittees or individual members of the committee as it deems appropriate, unless prohibited by law, regulation or any NYSE listing standard. Copies of these committee charters are available through the "Investors — Governance" section of our website, www.bunge.com. Please note that the information contained in or connected to our website is not intended to be part of this proxy statement.

Audit Committee. Pursuant to its charter, our Audit Committee's primary role is to assist the Board in fulfilling its responsibility for oversight of:

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  the quality and integrity of our financial statements and related disclosure;

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  our compliance with legal and regulatory requirements;

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  the independent auditor's qualifications, independence and performance; and

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  the performance of our internal audit and control functions.

Please see the Audit Committee Report included in this proxy statement for information about our 2019 fiscal year audit. The Audit Committee met eight times in 2019. The Audit Committee meets separately with our independent auditor and also in executive sessions with members of management and our chief audit executive from time to time as deemed appropriate by the committee. Additionally, the Audit Committee regularly meets in executive sessions at which only the Audit Committee members are in attendance, without any members of our management present. The members of our Audit Committee are Mses. Bair and Bali and Messrs. Winship (Chair) and Zenuk. Our Board has determined that Mr. Winship qualifies as an audit committee financial expert. In accordance with our Audit Committee charter, no committee member may simultaneously serve on the audit committees of more than two other public companies without the prior approval of the Board.

Human Resources and Compensation Committee. Our Human Resources and Compensation Committee designs, reviews and oversees Bunge's executive compensation program. Under its charter, the committee, among other things:

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  reviews and approves corporate goals and objectives relevant to the compensation of our CEO, evaluates the performance of the CEO in light of these goals and objectives and sets the CEO's compensation based on this evaluation;

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  reviews the evaluation by the CEO of each executive officer reporting directly to the CEO and approves and oversees the total compensation packages for each executive officer reporting directly to the CEO;

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  reviews and approves employment, consulting, retirement and severance agreements and arrangements for the CEO and executive officers reporting directly to the CEO;

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  reviews and makes recommendations to the Board regarding our incentive compensation plans, including our equity incentive plans, and administers our equity incentive plans;

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  establishes and reviews our executive and director share ownership guidelines;

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  reviews our compensation practices to ensure that they do not encourage unnecessary and excessive risk taking;

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  makes recommendations to the Board on director compensation; and

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  oversees the status of our workforce engagement and culture.

Pursuant to its charter, the Human Resources and Compensation Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Human Resources and Compensation Committee has sole authority to retain or terminate any such compensation consultants or advisors and to approve their fees. For additional information on the Human Resources and Compensation Committee's role, its use of outside advisors and their roles, as well as the committee's processes and procedures for the consideration and determination of executive compensation, see "Executive Compensation — Compensation Discussion and Analysis" beginning on page 28 of this proxy statement.

The Human Resources and Compensation Committee met six times in 2019. The members of our Human Resources and Compensation Committee are Ms. Bali and Messrs. Ferrier (Chair), Hees, and Winship.

Corporate Governance and Nominations Committee. Our Corporate Governance and Nominations Committee is responsible for, among other things:

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  monitoring, advising and making recommendations to the Board with respect to the law and practice of corporate governance and the duties and responsibilities of directors of public companies, as well as overseeing our corporate governance initiatives and related policies;

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  leading the Board in its annual performance evaluation and overseeing the self-evaluations of each Board committee;

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  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board (see " — Nomination of Directors" for more information);

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  reviewing and making recommendations to the Board regarding director independence; and

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  overseeing our related person transaction policies and procedures.

The Corporate Governance and Nominations Committee met four times in 2019. The members of our Corporate Governance and Nominations Committee are Mses. Browner and Hyle and Messrs. Ferrier and Fyrwald (Chair).

Enterprise Risk Management Committee. Our Enterprise Risk Management Committee is responsible for supervising the quality and integrity of our risk management practices. As further described below under " — Risk Oversight," the Enterprise Risk Management Committee reviews and approves our risk management policies and risk limits on a periodic basis and advises our Board on risk management practices. The Enterprise Risk Management Committee met five times in 2019. The members of the Enterprise Risk Management Committee are Ms. Bair and Messrs. Fribourg and Zenuk (Chair).

Sustainability and Corporate Responsibility Committee. Our Sustainability and Corporate Responsibility Committee provides oversight of our policies, strategies and programs with respect to sustainability and corporate social responsibility, including matters related to the environment, supply chains, public affairs, philanthropy, food safety and other matters. The Sustainability and Corporate Responsibility Committee met four times in 2019. The members of the Sustainability and Corporate Responsibility Committee are Mses. Bali and Browner (Chair) and Messrs. Fyrwald and Hees.

Strategic Review Committee. Our Strategic Review Committee is responsible for conducting strategic reviews of our business of the company and making recommendations to our CEO and thereafter to the Board with respect to the strategic direction of the company, its businesses and opportunities, in order to enhance shareholder value. This committee operates under a written charter which is available on our website. The Strategic Review Committee met six times in 2019. The members of the Strategic Review Committee are Ms. Hyle and Messrs. Ferrier, Fribourg (Chair), Heckman, Winship and Zenuk.

Risk Oversight

Our Board of Directors oversees management's approach to risk management, which is designed to support the achievement of our strategic objectives and enhance shareholder value. For the Board, fundamental aspects of its risk management oversight activities include:

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  understanding our strategy and the associated major risks inherent in our operations and corporate strategy;

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  crafting the right Board, including establishing an appropriate committee structure to carry out its oversight responsibilities effectively;

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  overseeing succession planning for key senior executive positions and selecting our CEO; and

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  overseeing implementation by management of appropriate risk management and control procedures and developing and maintaining an open, ongoing dialogue with management about major risks we face.

Our Board has considered the most effective organizational structure to appropriately oversee major risks. It has established a dedicated Board committee, the Enterprise Risk Management Committee, which enables greater focus at the Board level on risk oversight tailored to our business and industries. The Enterprise Risk Management Committee has responsibility for oversight of the quality and integrity of our risk management practices relating to the following key areas: commodities risk, foreign exchange risk, liquidity, interest rate and funding risk, credit and counterparty risk, country risk, new trading or investing business activity risk and sanctions and derivatives compliance. The Enterprise Risk Management Committee reviews and approves corporate risk policies and limits associated with our risk appetite. The Enterprise Risk Management Committee meets regularly with our CEO, chief financial officer, chief risk officer, and other members of senior management to receive regular updates on our risk profile and risk management activities.

Additionally, each of our other Board committees considers risks within its area of responsibility. For example, our Audit Committee focuses on risks related to our financial statements, the financial reporting process and accounting and financial controls. The Audit Committee receives an annual risk assessment briefing from our chief audit executive, as well as periodic update briefings, and reviews and approves the annual internal audit plan that is designed to address the identified risks. The Audit Committee also reviews key risk considerations relating to the annual audit with our independent auditors. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to legal and compliance matters, including meeting with and receiving periodic briefings from members of our legal and compliance staff. The Audit Committee oversees our cybersecurity and other information technology risks, including risk management programs and controls.

In developing and overseeing our compensation programs, the Human Resources and Compensation Committee seeks to create incentives that are appropriately balanced and do not motivate employees to take imprudent risks. See "Compensation and Risk" beginning on page 53 of this proxy statement for more information.

Our Corporate Governance and Nominations Committee oversees risks related to our governance structure and processes. This includes its role in identifying individuals qualified to serve as Board members, and its leadership of the annual Board self-assessment process that is aimed at ensuring that the Board is functioning effectively and is able to meet all of its responsibilities, including risk oversight.

The Sustainability and Corporate Responsibility Committee is engaged in oversight of sustainability and social responsibility matters, including supply chain and food safety matters, and related reputational and business risks.

All of our Board committees regularly report on their activities to the full Board to promote effective coordination and ensure that the entire Board remains apprised of major risks, how those risks may interrelate, and how management addresses those risks.

Corporate Governance Guidelines and Code of Conduct

Our Board has adopted Corporate Governance Guidelines that set forth our corporate governance objectives and policies and, subject to our bye-laws, govern the functioning of the Board. Our Corporate Governance Guidelines are available through the "Investors — Governance" section of our website, www.bunge.com. Please note that information contained in or connected to our website is not intended to be part of this proxy statement.

The Code of Conduct sets forth our commitment to ethical business practices, reinforces various corporate policies and reflects our values, vision and culture. Our Code of Conduct applies to all of our directors, officers and employees worldwide, including our CEO and senior financial officers. Our Code of Conduct is available on our website. We intend to post amendments to and waivers (to the extent applicable to certain officers and our directors) of our Code of Conduct on our website.

Executive Sessions of Our Board

Our Corporate Governance Guidelines provide that the non-management directors shall meet without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate. Our Board meets in executive session without management directors present at each regularly scheduled in person Board meeting. Our non-executive, independent Board Chair presides over these sessions.

Communications with Our Board

To facilitate the ability of shareholders to communicate with our Board and to facilitate the ability of interested persons to communicate with non-management directors, the Board has established a physical mailing address to which such communications may be sent. This physical mailing address is available on our website, www.bunge.com, through the "Investors — Governance" section.

Communications received are initially directed to our legal department, where they are screened to eliminate communications that are merely solicitations for products and services, items of a personal nature not relevant to us or our shareholders and other matters that are improper or irrelevant to the functioning of the Board or Bunge. All other communications are forwarded to the relevant director, if addressed to an individual director or a committee chair, or to the members of the Corporate Governance and Nominations Committee if no particular addressee is specified.

Board Member Attendance at Annual General Meetings

It is the policy of our Board that our directors attend each annual general meeting of shareholders. In 2019, all nominees who were serving as directors at the time attended our annual general meeting.

Shareholder Outreach and Engagement

Shareholder outreach is a key priority of our Board and management, and through our shareholder outreach program, we engage with our investors to gain valuable insights into the current and emerging issues that matter most to them, including with respect to corporate governance, executive compensation, sustainability and other matters. Over the past several years, our independent Board Chair and management have engaged with institutional investors representing approximately 40% to 50% of our outstanding shares. Additionally, outside of the shareholder outreach program, we interact with institutional and individual shareholders throughout the year on a wide range of issues. Feedback from these discussions is relayed to the Board of Directors and is a key element in the development of our governance, compensation and sustainability policies, as well as the ongoing evaluation of our business strategy and performance.

For example, as a result of feedback received and collaboration with our shareholders in recent years we have:

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  taken significant action to refresh our Board and the leadership and composition of our Board committees;

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  established the Strategic Review Committee, which has developed recommendations to enhance shareholder value;

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  made meaningful changes to our executive compensation program;

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  enhanced our proxy disclosures with respect to the composition and skill sets of our Board;

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  enhanced our sustainability policies and progress, particularly with respect to addressing deforestation risks in our supply chain and water sustainability; and

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  implemented full declassification of our Board.

The Board will continue to seek investor input in furtherance of its commitment to enhancing our governance practices and building long-term shareholder value.

Human Capital Management, Talent Development and Succession Planning

The Board believes that human capital management, including employee recruiting and retention, talent development and succession planning, are key to our continued success. The Board has primary responsibility for succession planning for the CEO and oversight of other executive officer positions. The Board also is actively engaged in talent management. Annually, the Board meets to review our succession plan for key roles, including the CEO. Additionally, the Board is updated on key talent indicators and initiatives for the overall company, including diversity, employee engagement and talent development programs. Finally, the Board oversees our global workplace safety initiatives and performance.

Sustainability

We are committed to being responsible corporate citizens. This means creating maximum value while having minimum impact on the environment. Integrating sustainability into the operations of an agribusiness and food company is imperative in today's business environment, and sustainability has become one of Bunge's strategic pillars for our operations globally.

Our philosophy is to "Act, Conserve and Engage," and we live by four clear principles:

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  We contribute to the economic and social development of the communities where we work.

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  We aim for good environmental performance by adopting and promoting proven, culturally sensitive and pragmatic best practices.

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  We partner with others to promote and apply sustainable practices.

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  We communicate openly.

To achieve our goals, we have established a governance structure, overseen by our Board's Sustainability and Corporate Responsibility Committee. This committee oversees the development of relevant sustainability and corporate social responsibility policies, strategies and programs, including performance goals, risk management and disclosure. We continuously seek to enhance the transparency and sustainability of our value chains, reduce the environmental impact of our operations, strengthen engagement with key stakeholders and increase our reporting and disclosure. For more information, about our sustainability efforts, please see www.bunge.com/sustainability.

Board and Committee Self-Assessment Process

Pursuant to New York Stock Exchange requirements, our Corporate Governance Guidelines and the charters of each of the Board's committees, the Board and each of its committees conducts annual self-assessments of their performance. The Board recognizes that a thorough and constructive assessment process is an essential component of good corporate governance. These self-assessments are intended to facilitate a candid assessment and discussion by the Board and each committee of its effectiveness and performance and identifying areas for improvement. The Chair of the Corporate Governance and Nominations Committee oversees the annual Board self-assessment process. Additionally, the Corporate Governance and Nominations Committee oversees the overall Board committee self-assessment process. Each director is expected to participate and provide feedback on a range of topics, including: Board and committee agendas, meeting practices and dynamics, the flow of information to and from the Board and its committees, Board oversight of key areas, including strategy, risk management, executive compensation and shareholder engagement and key governance matters such as Board refreshment, the structure, membership and leadership of the Board's committees and management succession planning. Director feedback is solicited on an individual basis through written questionnaires/assessments, individual director interviews and/or group discussions.

From time to time, the Board retains a third party experienced in corporate governance matters to act as a facilitator for the self-assessment process, including preparing and reviewing the written questionnaires/assessments and conducting individual director interviews. The Corporate Governance and Nominations Committee, along with the third-party facilitator (when one is retained) reviews the feedback from the self-assessment process and develops recommendations for areas that the Board and its committees should consider as improvements. These areas are further discussed by the Board. At the conclusion of this process, the Chair of the Corporate Governance and Nominations Committee, working with the Board Chair, other directors and the senior management team, develops action plans for any items that require follow-up. In addition to significant Board refreshment, in recent years the Board's approach to Board and committee self-assessments has resulted in changes made to Board agendas, management presentations and committee responsibilities, leadership and composition. As a result of the Board and committee self-assessment process undertaken during 2019, several changes were made to clarify the committee responsibilities and to update their respective charters.

Nomination of Directors

Under our Corporate Governance Guidelines,

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  all directors must exhibit high standards of ethics, integrity, commitment and accountability and be committed to promoting the long-term interests of our shareholders; and

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  the Board will encompass a range of talent, skill and relevant expertise sufficient to provide sound guidance with respect to our operations and interests.

As provided in its charter, the Corporate Governance and Nominations Committee identifies and recommends to the Board nominees for election or re-election to the Board and will consider nominees submitted by shareholders. The committee strives to recommend candidates who complement the current members of the Board and other proposed nominees so as to further the objective of having a Board that reflects a diversity of background and experience with the necessary skills to effectively perform the functions of the Board and its committees.

In that regard, from time to time, the Corporate Governance and Nominations Committee may identify certain skills, experience or attributes as being particularly desirable to help meet specific Board needs that have arisen or are expected to arise. When the Corporate Governance and Nominations Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of these needs as well as the qualifications for Board membership described above. Additionally, the Corporate Governance and Nominations Committee annually reviews the tenure, performance, skills and contributions of existing Board members to the extent they are candidates for re-election. Directors eligible for re-election abstain from Board discussions regarding their nomination and from voting on such nomination.

Under the Corporate Governance Guidelines, directors must inform the Chair of the Board and the Chair of the Corporate Governance and Nominations Committee in advance of accepting an invitation to serve on another public company board. In addition, no director may sit on the board, or beneficially own more than 1% of the outstanding equity securities, of any of our competitors in our principal lines of business.

In connection with the director nominations process, the Corporate Governance and Nominations Committee may identify candidates through recommendations provided by members of the Board, management, shareholders or other persons, and has also engaged professional search firms to assist in identifying or evaluating qualified candidates. Ms. Bair was identified as a director candidate by one of our shareholders, and Mr. Hees was identified as a director candidate by an existing member of the Board.

The Corporate Governance and Nominations Committee will review and evaluate candidates taking into account available information concerning the candidate, the qualifications for Board membership described above and other factors that it deems relevant. In conducting its review and evaluation, the Corporate Governance and Nominations Committee may solicit the views of other members of the Board, senior management and third parties, conduct interviews of proposed candidates and request that candidates meet with other members of the Board. Each of the nominees for election at the Annual General Meeting was recommended by the Corporate Governance and Nominations Committee.

The Corporate Governance and Nominations Committee will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons. In accordance with our bye-laws, shareholders who wish to propose a director nominee must give written notice to our Corporate Secretary at our registered address at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, not later than 120 days before the first anniversary of the date on which our proxy statement was distributed to shareholders in connection with the prior year's annual general meeting. If no annual general meeting was held in the prior year or if the date of the annual general meeting has been changed by more than 30 days from the date contemplated in the prior year's proxy statement, the notice must be given before the later of (i) 150 days prior to the contemplated date of the annual general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the actual date of the annual general meeting. Where directors are to be elected at a special general meeting, such notice must be given before the later of (i) 120 days before the date of the special general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the date of the special general meeting. In each case, the notice must include, as to each person the shareholder proposes to nominate for election or re-election as director, all information relating to that person required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, which includes such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to us that such nominee has no interests that would limit such nominee's ability to fulfill their duties of office. We may require any nominee to furnish such other information as reasonably may be required by us to determine the eligibility of such nominee to serve as a director. A shareholder may propose a director nominee to be considered by our shareholders at the annual general meeting provided that the notice provisions in our bye-laws as set forth above are met, even if such director nominee is not nominated by the Corporate Governance and Nominations Committee. A shareholder may also recommend director candidates for consideration by the Corporate Governance and Nominations Committee at any time. Any such recommendations should include the nominee's name and qualifications for Board membership.

PROPOSAL 1 — ELECTION OF DIRECTORS

Election of Directors

Our Board has nominated each of the 11 nominees listed below for election at the Annual General Meeting, each to hold office until next year's Annual General Meeting. The Board has nominated each of these directors based on the recommendation of the Corporate Governance and Nominations Committee.

Each of Messrs. Fribourg, Fyrwald, Heckman and Winship were initially selected as a director pursuant to the Cooperation Agreements with each of Continental Grain Company and D.E. Shaw Valence Portfolios, L.L.C. and D.E. Shaw Oculus Portfolios, L.L.C., each of which expired on November 12, 2019. While the selection of Messrs. Fribourg, Fyrwald, Heckman and Winship is no longer required, the Corporate Governance and Nominations Committee and the Board believe they are qualified nominees who are committed to promoting the long-term interests of our shareholders.

Each nominee is presently a member of the Board and has agreed to serve if elected.

The Board believes that its members possess a variety of complementary skills, qualifications and experience that contribute to the Board's ability to oversee our operations and the shaping of our long-term business strategy. The following paragraphs set forth information about the nominees.

Nominees

Sheila Bair, 65

Ms. Bair has been a member of our Board since 2019. She is the former Chair of the Federal Deposit Insurance Corporation, where she served in that capacity from 2006 to 2011. After leaving the FDIC, she joined the Pew Charitable Trust as a senior advisor, a role she held from 2011 through 2015. Ms. Bair also served as president of Washington College from 2015 to 2017, and senior advisor to international law firm DLA Piper, from 2014 to 2015. Earlier in her career, she also served as Assistant Secretary for Financial Institutions at the U.S. Department of the Treasury (2001 to 2002), Senior Vice President for Government Relations of the New York Stock Exchange (1995 to 2000), Commissioner of the Commodity Futures Trading Commission (1991 to 1995), and as counsel to Kansas Republican Senate Majority Leader Bob Dole (1981 to 1988). She continues her work on financial policy issues as chair emeritus of the Systemic Risk Council, a public interest group which monitors progress on the implementation of financial reforms. Ms. Bair serves as a non-executive director on the boards of Thomson Reuters Corporation, Host Hotels & Resorts, Inc., Industrial and Commercial Bank of China Ltd., several other private companies as well as the Volcker Alliance. She is an accomplished author and has written several books on financial issues.

Skills and Qualifications: Ms. Bair brings to the Board significant experience in global capital markets and financial risk management, as well as regulation and public policy

Vinita Bali, 64

Ms. Bali has been a member of our Board since 2018. She served as Chief Executive Officer of Britannia Industries, a publicly listed food company in India, from 2005 to 2014. Prior to that, she was Head of the Business Strategy practice in the U.S. at the Zyman Group, a consulting firm. She started her career in India at a Tata Group company in 1977, and joined Cadbury India in 1980, subsequently working for Cadbury in the United Kingdom, Nigeria and South Africa until 1994. From 1994 to 2003, she held senior positions in marketing and general management at The Coca-Cola Company in the U.S. and Latin America, becoming Global Head of Corporate Strategy in 2001. Ms. Bali is a non-executive director on the boards of Smith & Nephew plc and Cognizant Technology Solutions, as well as several Indian companies, including CRISIL Ltd. and Syngene International Limited. She is a former non-executive director of Syngenta International AG. She also chaired the Board of the Global Alliance for Improved Nutrition (GAIN) from 2015-2018.

Skills and Qualifications: Ms. Bali brings to our Board extensive leadership, management, operations, marketing and international experience in the food industry and emerging markets, as well as public policy experience.

Carol M. Browner, 64

Ms. Browner has been a member of our Board since 2013. She is a senior counselor at Albright Stonebridge Group, a global advisory firm that provides strategic counsel to businesses on government relations, macroeconomic and political risks, regulatory issues, market entry strategies, and environmental, social and corporate governance issues. From 2009 to 2011, she served as Assistant to President Barack Obama and director of the White House Office of Energy and Climate Change Policy. From 2001 to 2008, Ms. Browner was a founding principal of the Albright Group and Albright Capital Management LLC. Previously, she served as Administrator of the Environmental Protection Agency from 1993 to 2001. She chairs the board of the League of Conservation Voters. She holds a J.D. and B.A. from the University of Florida.

Skills and Qualifications: Ms. Browner brings to the Board significant experience in regulation and public policy, the environment and sustainability, particularly with respect to agriculture, energy and renewable fuels, and advising large, complex

Andrew Ferrier, 61

Mr. Ferrier has been a member of our Board since 2012. He is Executive Chairman of Canz Capital Limited, a private investment company he founded in 2011. He served as Chief Executive Officer of Fonterra Co-operative Group Ltd., a leading New Zealand-based international dairy company, from 2003 to 2011. Previously, he served as President and Chief Executive Officer of GSW Inc., a Canadian consumer durable goods manufacturer, from 2000 to 2003. Prior to 2000, Mr. Ferrier spent 16 years in the sugar industry working in Canada, the United States, the United Kingdom and Mexico. From 1994 to 1999, Mr. Ferrier worked for Tate & Lyle, first as President of Redpath Sugars and subsequently as President and Chief Executive Officer of Tate & Lyle North America Sugars Inc. Mr. Ferrier has served as Chairman of New Zealand Trade and Enterprise, New Zealand's international economic development agency, since 2012. He is a former councillor of the University of Auckland, and he serves as a director of George Weston Limited.

Skills and Qualifications: Mr. Ferrier's experience as a former chief executive of a large international enterprise focused on agricultural exports, and his experience as a former senior executive in the sugar industry, provides our Board with extensive knowledge of agricultural and commodity industries, including associated sustainability, risk management, manufacturing and logistics issues and experience with business operations in South America and China.

Paul Fribourg, 66

Mr. Fribourg has been a member of our Board since 2018. He has served as Chairman and Chief Executive Officer of Continental Grain Company since 1997 and is a member of its Management Committee. Mr. Fribourg has over 40 years of experience owning and operating businesses in the food, agribusiness, and commodities industries. Mr. Fribourg is also a director of Estee Lauder Companies, Inc., Restaurant Brands International, Inc., Loews Corporation and several private companies, including Castleton Commodities International LLC and Restaurant Technologies, Inc., as well as Syngenta AG. He is a former director of Apollo Global Management, LLC (2011-2018). He also serves as a board member of the Rabobank International North American Agribusiness Advisory Board, the New York University Mitchell Jacobson Leadership Program in Law and Business Advisory Board and Endeavor Global Inc. Mr. Fribourg is also a member of the Council on Foreign Relations and the International Business Leaders Advisory Council for The Mayor of Shanghai.

Skills and Qualifications: Mr. Fribourg's experience as the CEO of an international agribusiness and investment company, and as a director of multiple public and private companies in various industries, provides our Board with relevant agricultural and food ingredient industry experience, as well as knowledge of manufacturing and logistics, risk management and public policy. Mr. Fribourg also provides our Board with insights

J. Erik Fyrwald, 60

Mr. Fyrwald joined our Board in 2018. He is currently the Chief Executive Officer of Syngenta, a leading global agriculture company, a position he has held since 2016. Mr. Fyrwald is also an Executive Director on the Syngenta Board of Directors and Chairman of the not for profit Syngenta Foundation. Prior to joining Syngenta, he served since 2012 as President and Chief Executive Officer of Univar, a leading distributor of chemicals and related services. He also previously served as President of Ecolab, a provider of cleaning, sanitation, water treatment and oil and gas products and services and as Chairman, President and Chief Executive Officer of Nalco, a water treatment and oil and gas products and services company. He was also Group Vice President of the Agriculture and Nutrition Division of DuPont from 2003 to 2008.

Skills and Qualifications: Mr. Fyrwald's senior leadership experience in global businesses with a focus on agriculture, as well as technology and innovation, provides our Board with valuable perspectives relating to our industry, international operations, including in South America and China, manufacturing and logistics and sustainability matters. He also brings corporate governance experience to our Board.

Gregory A. Heckman, 58

Mr. Heckman has served as our acting CEO from January 2019 until his permanent appointment in April 2019. He joined our Board in 2018. He is Founding Partner of Flatwater Partners and has over 30 years of experience in the agriculture, energy and food processing industries. Most recently, Mr. Heckman was CEO of The Gavilon Group. During his time at Gavilon, he led the company through a period of considerable growth in both the agriculture and energy industries prior to the eventual sale of the agriculture business to Marubeni Corporation and the energy business to NGL Energy Partners. Prior to Gavilon, Mr. Heckman was Chief Operating Officer of ConAgra Foods Commercial Products and President and COO of ConAgra Trade Group.

Skills and Qualifications: Mr. Heckman's deep agribusiness and food industry knowledge and leadership experience, his track record in driving growth and shareholder value in businesses he has led, as well as his experience as our CEO, provide our Board with valuable perspectives as we strategically review our portfolio of businesses, take action to improve our results and sharpen our operational and risk

Bernardo Hees, 50

Mr. Hees has been a member of our Board since 2019. He was a partner at 3G Capital, a global investment firm, from 2010 until the end of 2019. Mr. Hees served as Chief Executive Officer of The Kraft Heinz Company from July 2015 until June 2019 and as Chief Executive Officer of H.J. Heinz Company from June 2013 until its merger with Kraft Foods Group, Inc. in July 2015. Previously, Mr. Hees served as Chief Executive Officer of Burger King Worldwide Holdings, Inc., a global fast food restaurant chain, from September 2010 to June 2013 and Burger King Worldwide, Inc. from June 2012 to June 2013 and as Chief Executive Officer of América Latina Logística, a logistics company, from January 2005 to September 2010. Mr. Hees serves as Chairman of the Board of Directors of Avis Budget Group, Inc.

Skills and Qualifications: Mr. Hees's experience as former chief executive of a large international consumer products company and his experience as a former partner of a global investment firm provides our Board with valuable perspectives relating to global food and food ingredient supply chains. He also provides our Board with insights into the South American marketplace.

Kathleen Hyle, 61

Ms. Hyle has been a member of our Board since 2012. She served as Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until her retirement in June 2012 following the completion of the merger of Constellation Energy with Exelon Corporation. From June 2007 to November 2008, Ms. Hyle served as Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC, a strategic joint venture between Constellation Energy and Électricité de France. Ms. Hyle held the position of Senior Vice President of Finance for Constellation Energy from 2005 to 2007 and Senior Vice President of Finance, Information Technology, Risk and Operations for Constellation New Energy from January to October 2005. Prior to joining Constellation Energy, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., the parent company of Alamo Rent-A-Car and National Rent-A-Car; Vice President and Treasurer of Auto-Nation, Inc.; and Vice President and Treasurer of The Black and Decker Corporation. Ms. Hyle is currently a director of AmerisourceBergen Corporation and is a former director of The ADT Corporation. She also serves on the Board of Trustees of Center Stage in Baltimore, MD and is a former trustee of the Loyola University Maryland Sellinger School of Business and Management.

Skills and Qualifications: Ms. Hyle brings senior leadership experience and extensive financial, risk management, manufacturing and logistics and public policy experience to our Board. She also previously chaired our Audit Committee for several years and

Henry W. (Jay) Winship, 52

Mr. Winship joined our Board in 2018. Since 2016, he has served as President of Pacific Point Capital, a privately owned asset management firm. Prior to that, he was a Principal, Senior Managing Director and Member of the Investment Committee at Relational Investors, which he joined in 1996. He has over 20 years of experience as an institutional investor and in investment management, accounting and financial management. He is a Certified Public Accountant and holds the professional designation of Chartered Financial Analyst.

Skills and Qualifications: Mr. Winship brings to the Board expertise and experience as an institutional investor helping to grow shareholder value at a wide range of public companies. Mr. Winship has significant experience in the areas of finance, capital allocation and risk management and provides our Board with valuable perspectives on a range of agricultural and food ingredient industry topics. Mr. Winship is an audit committee financial expert and has extensive corporate governance expertise.

Mark N. Zenuk, 52

Mr. Zenuk joined our Board in 2018. He has served as Managing Partner of Tillridge Global Agribusiness Partners, an agribusiness private equity firm, since 2016. Prior to Tillridge, he was a Managing Director at NGP Energy Capital Management (NGP) where he led NGP's agribusiness investment platform from 2010 to 2016. Before joining NGP, he served in many domestic and international executive leadership roles with Archer Daniels Midland Company (ADM), having most recently led ADM's oilseed business unit. Before joining ADM in 1999, he served as General Manager of the Commodity Marketing Group for the Saskatchewan Wheat Pool and Marketing Manager for the Canadian Wheat Board.

Skills and Qualifications: Mr. Zenuk's senior leadership experience provides deep knowledge of global agribusiness and food ingredients markets, along with risk management expertise and, through his private equity experience, financial acumen and a strong commitment to strategic growth and shareholder value. Mr. Zenuk also brings manufacturing and logistics experience, including operations in China.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTOR COMPENSATION

Our compensation program for non-employee directors is designed to enable us to attract, retain and motivate highly qualified directors to serve on our Board. It is also intended to further align the interests of our directors with those of our shareholders. Annual compensation for our non-employee directors in 2019 was comprised of a mix of cash and equity-based compensation. The Human Resources and Compensation Committee periodically receives competitive information on the status of Board compensation for non-employee directors from its independent compensation consultant and is responsible for recommending to the Board changes in director compensation. In 2019, after review of the competitive landscape, no changes were made to the compensation of the Board of Directors.

Director Compensation Table

The following table sets forth the compensation for non-employee directors who served on our Board during the fiscal year ended December 31, 2019.

	Non-Employee Director Compensation (1)
Name	Fees Earned or Paid in Cash ($)	Stock Awards (2)(3) ($)	Total ($)
Ernest Bachrach (4)	$42,917	$0	$42,917
Sheila Bair	$9,166	$65,340	$74,506
Vinita Bali	$111,167	$137,222	$248,389
Enrique Boilini (4)	$47,084	$0	$47,084
Carol Browner	$118,833	$137,222	$256,055
Paul Cornet de Ways-Ruart (4)	$18,334	$0	$18,334
Andrew Ferrier	$116,750	$137,222	$253,972
Paul Fribourg	$116,000	$137,222	$253,222
Erik Fyrwald	$113,750	$137,222	$250,972
Gregory Heckman (5)	$0	$0	$0
Bernardo Hees	$8,333	$65,340	$73,673
Kathleen Hyle	$213,000	$284,246	$497,246
Patrick Lupo (4)	$41,667	$0	$41,667
John McGlade (4)	$93,917	$137,222	$231,139
Henry Winship	$121,333	$137,222	$258,555
Mark Zenuk	$126,750	$137,222	$263,972

(1)
Represents compensation earned in 2019.

(2)
Each of the non-employee directors serving on the Board on the close of business on the date of Bunge's 2019 Annual General Meeting received an annual grant of 2,688 restricted stock units on May 23, 2019. Annual grants vest on the first anniversary of the date of grant (May 23, 2020), provided the director continues to serve on the Board on such date. In addition, as part of Ms. Hyle's compensation for serving as non-executive Chair, she was granted an additional 2,880 restricted stock units (vesting on May 23, 2020). Upon joining the Board, Ms. Bair and Mr. Hees each received a grant of 1,222 restricted stock units on December 9, 2019, which vest on May 23. 2020. The average of the high and low sale prices of our common shares on the NYSE on May 23, 2019 was $51.05 and on December 9, 2019 was $53.47.

(3)
The amounts shown reflect the full grant date fair value of the award for financial reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718") (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 regarding assumptions underlying the valuation of equity awards. Other than the restricted stock units reported above and associated dividend equivalents, no director had any other stock awards outstanding as of December 31, 2019. The number of awards granted excludes dividend equivalents. The closing price of our common shares on the NYSE on December 31, 2019 was $57.55.

(4)
Mr. Cornet de Ways-Ruart stepped down from the Board effective March 4, 2019. Mr. Bachrach, Mr. Boilini and Mr. Lupo each stepped down from the Board effective May 23, 2019. Mr. McGlade stepped down from the Board effective December 4, 2019.

(5)
Mr. Heckman became acting CEO on January 22, 2019. His retainer earned as a non-employee director prior to becoming acting CEO is included in the "All Other Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

Directors' Fees. Non-employee directors received the following fees in 2019: (i) an annual retainer fee of $100,000; (ii) an annual grant of time-based restricted stock units with a targeted value of $140,000, (iii) an annual fee of $15,000 for service as committee chair on any committee, except for the Chair of the Audit Committee, who received an annual fee of $20,000 due to the added workload and responsibilities of this committee; and (iv) an annual fee for each member of the Audit Committee of $10,000 due to the added workload and responsibilities of this committee. No fees are paid for service as a member of any other Board committee. In 2019, our non-executive Chair received a supplemental annual retainer consisting of $100,000 in cash and a targeted value of $150,000 in time-based restricted stock units. In addition, although directors do not receive an annual Board or committee meeting attendance fee, if the Board and/or a committee meets in excess of ten times in a given year, each director receives a fee of $1,000 for each additional meeting attended.

We also reimburse non-employee directors for reasonable expenses incurred by them in attending Board meetings, committee meetings and shareholder meetings.

2017 Non-Employee Directors Equity Incentive Plan. The 2017 Non-Employee Directors Equity Incentive Plan, which we refer to as the 2017 NED Plan, was approved by our shareholders in May 2017. The 2017 NED Plan, unless otherwise determined by the Human Resources and Compensation Committee, provides for an annual equity award to each continuing non-employee director as of the date of our annual general meeting of shareholders. A non-employee director who is elected or appointed to the Board other than on the date of an annual meeting shall receive, as of the date of such election or appointment, a pro rata portion of the annual equity award made to non-employee directors generally on the immediately preceding date of grant based on the number of days from the date of election or appointment to the next annual meeting. The value, type and terms of such awards are determined by the Human Resources and Compensation Committee; however, the grant date fair value of all awards payable in common shares to each non-employee director during any calendar year may not exceed $540,000. We may grant non-qualified stock options, stock appreciation rights, restricted stock units and other forms of awards that generally are based on the value of our common shares under the 2017 NED Plan. Unless otherwise determined by the Human Resources and Compensation Committee, equity awards generally vest on the date of the first annual general meeting of shareholders following the applicable grant date, provided the director continues to serve on the Board until such date. To date, we have granted only restricted stock units under the plan. Unless prohibited by the plan or the Human Resources and Compensation Committee determines otherwise prior to a change in control, upon the occurrence of a change in control and either (i) a successor fails to assume, substitute or replace outstanding awards or (ii) a non-employee director's service is terminated on or before the occurrence of the first anniversary of the change in control: (1) any restricted stock units and other forms of award shall immediately vest; and (2) any outstanding and unvested non-qualified stock options and stock appreciation rights shall become immediately exercisable. The 2017 NED Plan provides that up to 120,000 common shares may be issued under the plan. As of December 31, 2019, 76,075 shares had been granted, inclusive of dividend equivalents.

Non-Employee Director Share Ownership Guidelines. To further align the personal interests of the Board with the interests of our shareholders, the Board has established share ownership guidelines for the minimum amount of common shares that are required to be held by our non-employee directors. These guidelines are required to be met within five years of a non-employee director's initial appointment or election to the Board. For non-employee directors, the guideline is five times the annual cash retainer fee paid by Bunge to its non-employee directors (i.e., $500,000). Shares deemed to be owned for purposes of the share ownership guidelines are shares directly owned by the director, and 50% of the difference between the exercise price of a vested, in-the-money stock option and the fair market value of a common share. Unvested stock options or restricted stock units do not count toward satisfaction of the guidelines. We have not granted any stock options under the plan. Furthermore, our non-employee directors are required to hold 100% of the net shares acquired through our equity incentive plans until the guidelines are met.

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging. Our insider trading and pre-clearance policy prohibits directors, officers, employees and entities controlled by them, among others, from engaging in short sale transactions in our securities, holding our securities in margin accounts or pledging our securities as collateral. Additionally, directors, members of our executive committee and entities controlled by them, among others, are further prohibited from owning, holding, purchasing, selling, exercising, converting or otherwise acquiring or benefiting from any derivative securities, including puts, calls, equity collars, straddles, forward contracts and similar instruments that may be used as part of a hedging, tax, risk management or other strategy (other than stock options, restricted stock or restricted stock units issued by us).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section of the proxy statement provides an overview of our executive compensation program and an analysis of the decisions made with respect to the compensation of the named executive officers in 2019. For 2019, our named executive officers were:

  •
  Gregory Heckman, Chief Executive Officer ("CEO") (1)

  •
  John Neppl, Chief Financial Officer (2)

  •
  Raul Padilla, President Global Operations (3)

  •
  Brian Zachman, President Global Risk Management (4)

  •
  Christos Dimopoulos, President Global Supply Chains (5)

  •
  Soren Schroder, Former Chief Executive Officer (6)

  •
  Thomas Boehlert, Former Chief Financial Officer (7)

  •
  Gordon Hardie, Former President Food and Ingredients (8)

Throughout this Compensation Discussion and Analysis, we refer to Messrs. Heckman, Neppl, Zachman, Padilla, and Dimopoulos as the continuing named executive officers.

(1)
Mr. Heckman served as acting CEO from January 22, 2019 to April 25, 2019 when he was appointed CEO.

(2)
Mr. Neppl was appointed Chief Financial Officer effective as of May 29, 2019.

(3)
Mr. Padilla served as President South America and Sugar & Bioenergy until May 8, 2019 when he was appointed President Global Operations.

(4)
Mr. Zachman was appointed President Global Risk Management effective January 14, 2019.

(5)
Mr. Dimopoulos served as President Agribusiness until May 8, 2019 when he was appointed President Global Supply Chains.

(6)
Mr. Schroder resigned as CEO effective January 22, 2019 following the appointment of Gregory A. Heckman as acting CEO. Mr. Schroder remained employed with Bunge through June 30, 2019 to ensure an orderly transition.

(7)
Mr. Boehlert was succeeded by Mr. Neppl as Chief Financial Officer on May 8, 2019 and remained employed with Bunge through September 30, 2019 to ensure an orderly transition.

(8)
Mr. Hardie stepped down from his position as President Food and Ingredients on May 8, 2019 and remained employed with Bunge through September 30, 2019 to ensure an orderly transition.

COMPENSATION DISCUSSION AND ANALYSIS CONTENTS

COMMITMENT TO SHAREHOLDERS

SHAREHOLDER ENGAGEMENT AND COMPENSATION GOVERNANCE

Strong governance, driven by best practice and feedback from shareholders. We annually submit our executive compensation program to a shareholder advisory "say on pay" vote. We value the opinions of our shareholders as expressed through this vote and other communications. Through our shareholder engagement outreach program, we receive valuable feedback on the issues that are most important to them, including our executive compensation program, governance, sustainability and corporate responsibility and our business and strategic direction. Over the past seven years, our non-executive Board Chair and members of our senior management team, have engaged with institutional investors representing approximately 40% — 50% of our outstanding shares. In these discussions, we seek to highlight a strong historical alignment of pay and performance driven by a CEO pay mix that is substantially performance-based and tied to pre-established performance metrics and goals that incentivize the creation of sustainable, long-term shareholder value.

Based on feedback received from our shareholders, as well as the Human Resources and Compensation Committee's consideration of competitive market practices, and its goal of continuing to link compensation to the achievement of our business plans and strategies, we have made meaningful changes to our executive compensation program in recent years, and will continue to do so as appropriate to maintain a strong link between executive pay and performance:

  •
  Added return on invested capital, which we refer to as ROIC, to our long-term performance objectives in our performance-based restricted stock unit, or PBRSU, program, and equally weighted diluted earnings per share, which we refer to as EPS, and ROIC.

  •
  Committed to limiting the use of supplemental time vested restricted stock unit awards to maintain our emphasis on performance-based compensation.

  •
  Added a provision to our stock ownership guidelines to provide more meaningful holding requirements up to 100% of net shares acquired through equity plans.

  •
  Revised the annual incentive plan so that a larger percentage of a participant's award is based on total Bunge results. For our named executive officers, 80% of their annual incentive is based on financial results measuring overall Bunge performance or a combination of Bunge and segment performance (equally-weighted so that named executive officers with segment responsibility have 40% of their annual incentive based on overall Bunge performance.

  •
  Replaced net income with earnings before interest and taxes, which we refer to as EBIT, in the annual incentive plan for 2019 in order to focus the short-term plan on operational excellence and further differentiate the annual incentive plan's measurement of earnings from the three-year cumulative diluted EPS measurement in the PBRSU program.

In addition, we are committed to clarity of compensation disclosures and maintaining strong compensation governance practices to support our pay for performance principles and further align the program with the interests of our shareholders. We have adopted a number of "best practices" with respect to executive compensation, including:

  •
  Robust stock ownership guidelines for executive officers and directors (six times the base salary for CEO; three times the base salary for other named executive officers and five times the annual cash retainer for directors), with holding requirements on 100% of net shares vested if the guideline is not met within the designated time frame.

  •
  More than 50% of target total compensation for our named executive officers is composed of long-term equity-based incentives and equity-based incentives represent 76% of target total compensation for our CEO.

  •
  Use of multiple performance metrics for annual and long-term incentives and comprehensive disclosure of incentive plan performance metrics and goals.

  •
  A longstanding history of long-term incentives that are 100% performance-based, with 50% or more in PBRSUs that are only earned upon achievement of pre-established goals and the remainder in stock options that only have value when there is an increase in shareholder value. For 2019, the Human Resources and Compensation Committee made an adjustment to the above mix of long-term incentive vehicles relative to the refocused strategy as discussed on pages 33 and 45 of this proxy statement.

  •
  No golden parachute excise tax gross ups.

  •
  Executive compensation clawback policy applicable to all executive officers.

  •
  Anti-hedging and anti-pledging policy; transactions in company stock require pre-clearance and are subject to black-out periods.

  •
  Double trigger change of control provisions.

  •
  Equity incentive plan provisions that prohibit repricing of stock options without shareholder approval.

  •
  Use of an independent compensation consultant by the Human Resources and Compensation Committee.

  •
  Annual compensation risk assessment for employee incentive plans.

  •
  Limited perquisites.

2019 SAY-ON-PAY VOTE

Strong support from shareholders. We value the opinions of our shareholders and annually submit the compensation of our named executive officers to a non-binding shareholder advisory "say-on-pay" vote to approve the compensation of the named executive officers. Between 2014, the inception of our shareholder engagement outreach program, and 2019, an average of 91% of votes cast were in favor of our executive compensation program. We believe that this overall level of support reflects the success of our shareholder outreach efforts (as described on page 30 of this proxy statement) and shareholder endorsement of the structure and outcomes of our executive compensation program. At our 2019 Annual General Meeting, 82% of the votes cast on our annual say on pay vote were in favor of our executive compensation program. We have factored this latest result into our engagement efforts for 2019-2020. On an ongoing basis, the Human Resources and Compensation Committee reviews the executive compensation program to ensure its continued alignment with our pay-for-performance philosophy and general market practices.

OVERVIEW

PAY AND PERFORMANCE

Performance drives pay. The Human Resources and Compensation Committee actively monitors the relationship between pay and performance, and strives to maintain a strong relationship between the two.

LEADERSHIP TRANSITION

Our leadership underwent significant transformation in 2019. In December 2018, we announced that Mr. Schroder would step down as Chief Executive Officer. Mr. Heckman was appointed acting Chief Executive Officer on January 22, 2019 and was subsequently appointed Chief Executive Officer on April 25, 2019. Mr. Schroder remained with the organization through June 30, 2019 to assist with the orderly transition of his responsibilities.

In May 2019, we announced a new global operating model that, when completed, better aligns with our principal commercial activities: handling and processing, managing physical product flows, and risk management and optimization. In connection with the change in organizational structure, several changes were made to the leadership structure, including the following changes involving the named executive officers, effective May 8, 2019:

  •
  Mr. Padilla was appointed President, Global Operations. In this role, he manages all physical handling and processing assets, with a particular focus on our processing value chains, including milling operations.

  •
  Mr. Dimopoulos was appointed President, Global Supply Chains. In this role, he leads the physical commodity supply chains that support our handling and processing assets. He is also responsible for the trade flows, freight and distribution that serves our operations and those of our customers.

  •
  Mr. Zachman continues to serve as President, Global Risk Management, working to improve returns while reducing volatility across our business.

  •
  Mr. Hardie stepped down as President, Food and Ingredients and left the organization after a brief transition period in September 2019.

  •
  Mr. Neppl, who joined Bunge on May 29, 2019, succeeding Mr. Boehlert as Chief Financial Officer.

  •
  Mr. Boehlert left the organization after a brief transition period in September 2019.

These changes solidify our leadership team as we continue to progress on our transformation initiatives to simplify the organization, accelerate decision-making and increase strategic flexibility, customer focus, and accountability.

PERFORMANCE AND STRATEGIC HIGHLIGHTS

Under Mr. Heckman's leadership, we have refocused the organization on three key strategic priorities to position us for success.

  •
  Drive operational performance through an operating model that allows for streamlined decision making and gets us closer to our customers.

  •
  Optimize the portfolio so that we can run a simpler, more focused business and, further, embed in the organization a culture of cost efficiency.

  •
  Strengthen financial discipline so that working capital is deployed for the highest return opportunities and so that any risk taken is appropriate for the current business climate.

Executing each of these three priorities will help us to better leverage our assets footprint and increase long-term shareholder returns.

We also continue our commitment to sustainability, taking actions to reduce our own environmental footprint and collaborating actively with partners, customers and other stakeholders to improve the sustainability of the food production chain. Our approach to sustainability reflects our three goal areas: taking action on the causes of climate change and enhancing the resilience of our company to climate-related risk; developing responsible and traceable supply chains that support the sustainable development of agriculture; and helping to raise the bar for our sector by being an accountable leader around our sustainability performance. We view sustainability as a key part of our strategy to maximize long-term shareholder value, as we believe that operating responsibly and providing products that help our customers achieve their sustainability goals provides us opportunities to grow our business, increase customer collaboration and loyalty, attract, retain, and motivate employees, and reduce our use of energy and natural resources.

PAY STRUCTURE AND HIGHLIGHTS

Financial and shareholder performance driven. In furtherance of our pay for performance objectives, it is our practice to deliver the majority of named executive officer compensation in the form of equity awards with multi-year vesting. In addition, we have a longstanding history of delivering 100% of our long-term incentives in performance-based vehicles, with 50% or more of the long-term incentive mix in PBRSUs that are only earned upon achievement of pre-established financial goals and the remainder in stock options that only have value when there is an increase in shareholder value. For 2019, the Human Resources and Compensation Committee made an adjustment to the mix of long-term incentive vehicles, reducing the weighting of stock options from 50% to 20% and introduced time-based RSUs with a weighting of 30% for all named executive officers except the CEO. This adjustment was made to recognize the degree of change and uncertainty created by the company's substantial leadership and organizational changes and to manage the potential near-term volatility of equity awards throughout the multi-year transformation. The Human Resources and Compensation Committee will continue to revisit this mix annually.

Elements of Executive Compensation

*
Details are set forth on page 48 of this proxy statement.

Target Mix of Executive Compensation (1)

Highly performance leveraged and focused on long-term, equity incentives. Our CEO's target total compensation includes a mix of pay that is heavily weighted to long-term, equity-based incentives (76%). On average, our continuing named executive officers have 56% of total compensation targeted to be paid in long-term, equity-based incentives.

(1)
2019 base salary, target 2019 annual cash incentive, 2019 target value of equity awards at grant. Other NEO Target Total Compensation Mix represents the average of the continuing named executive officers, excluding the CEO.

CEO Realized and Unrealized Long-Term Incentive Awards

A significant portion of CEO pay (76% of target total compensation) is at risk for long-term performance, and the ultimate value earned is highly dependent upon shareholder returns.

The reported value of long-term incentives granted to our CEO represents the potential or expected value of those awards over the long-term, based on certain assumptions used for accounting purposes. Given their long-term nature, our CEO will only realize, or receive, actual compensation from these awards over time, and the value of that compensation will be highly dependent upon our financial and stock price performance.

  •
  Value directly related to Bunge shareholder value:  As of December 31, 2019, the actual total value (realized and unrealized) of grants made to our former CEO over the past three years was 21% of that reported in the Summary Compensation Table included in this proxy statement. Owing to the performance of Bunge's shares in recent years, the value of issued equity awards has declined substantially since grant.

  •
  Long-term focused:  Upon grant, the potential value of PBRSUs is conditioned upon a three-year vesting and performance period, while the potential value of stock options can be realized over the course of ten years. In light of Bunge's recent financial and share price performance and the multi-year nature of our equity awards, executives have had limited opportunity to realize, or receive, value from granted equity awards. As of December 31, 2019, our former CEO realized, or received, 9% ($1,759,884) of the value of long-term awards granted to him in the past three years as reported in the Summary Compensation Table on page 57 of this proxy statement.

We believe this illustrates the long-term, shareholder-focused nature of compensation opportunities provided to our executives.

Market Value @ Grant	$81.00	$75.99	$51.89

(1)
Represents the value reported in the Summary Compensation Table for our former CEO on page 57 of this proxy statement (blue) for each of the most recent three years' grants compared to the total value of those grants (realized plus the unrealized value) as of December 31, 2019 ( orange). For unrealized value, all unvested RSUs (both time- and performance-based) are valued based on the target number of shares awarded and all options are valued based on the difference in the exercise price and closing price of our common shares. The adjusted closing price of $56.63 on December 31, 2019 is used to calculate the value of the awards.

CEO Pay and Performance Alignment

Our long-standing practice of tracking performance as measured by total shareholder return and realizable pay for our CEO relative to our executive compensation peer group allows us to assess the results of our pay practices over time to ensure payouts are appropriately calibrated relative to our returns to shareholders. Our history shows that over time, our total return to shareholders relative to our peers is consistent with the compensation delivered to our CEO relative to the same peers; with peer relative performance and pay both within a quartile of one another in nine of the past ten measurement periods:

A history of pay and performance alignment

(1)
Relative total direct realizable compensation, which we refer to as Relative TDC, is comprised of: (i) base salary; (ii) annual incentive awards reflected as a three-year average of actual awards paid for the corresponding period; and (iii) equity incentive awards for the corresponding period as follows: (a) stock options: current Black Scholes value; (b) PBRSUs: in cycle awards are assumed to be paid out at target and earned awards are reflected based on actual amounts paid out; and (c) time-based restricted stock units at current intrinsic value.

(2)
For the relative total shareholder return, which we refer to as Relative TSR, comparison, all components are calculated on a comparable basis for Bunge and the peer group companies. See page 38 of this proxy statement for a discussion of our executive compensation peer group.

PERFORMANCE METRICS

Aligned with business strategies and plans, focused on driving long-term value creation. Consistent with our pay for performance principles, the Human Resources and Compensation Committee chooses financial performance metrics under the annual and equity incentive plans that support our short- and long-term business plans and strategies, and incentivize management to focus on actions that create sustainable long-term shareholder value. In setting targets for short- and long-term performance metrics, the committee considers our annual and long-term business goals and strategies and certain other factors, including our past variance to targeted performance, economic and industry conditions, and practices of the peer group. The committee recognizes that performance metrics may need to change over time to reflect evolving business priorities, market conditions and competitive practices. Accordingly, the committee continues to annually reassess the performance metrics we use.

DETERMINING COMPENSATION

ROLE OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

Ensure strong governance and adherence to pay for performance principles. The Human Resources and Compensation Committee is comprised of non-employee independent directors and is responsible for the governance of our executive compensation program, including but not limited to designing, reviewing and overseeing administration. Each year, the committee reviews and approves all compensation decisions relating to the named executive officers. Generally, all decisions with respect to determining the amount or form of named executive officer compensation are made by the committee in accordance with the methodology described below.

When making compensation decisions, the committee analyzes data from the comparator groups described on page 39 of this proxy statement, as well as tally sheets prepared by our human resources department for each of the named executive officers. The tally sheets provide the committee with the following information:

  •
  The dollar amount of each material element of compensation (base salary, annual cash incentive awards, long-term equity based incentive awards, retirement benefits and executive benefits and perquisites);

  •
  Historical equity grants;

  •
  Expected payments under selected termination of employment, retirement and change of control scenarios; and

  •
  Progress toward satisfaction of share ownership guidelines.

The tally sheets provide a comprehensive view of the various elements of actual and potential future compensation of our named executive officers, allowing the committee to analyze both the individual elements of compensation and the aggregate total amount of actual and potential compensation in making decisions.

In addition to reviewing data from the comparator groups and tally sheets, the committee also considers a number of factors that it deems important in setting target total direct compensation for each named executive officer:

  •
  Individual responsibilities, experience and achievements of the named executive officer and potential contributions towards our performance;

  •
  Recommendations from its independent compensation consultant;

  •
  Recommendations from the CEO and Chief Human Resources and Communications Officer (for officers other than themselves); and

  •
  Historical relationship between CEO pay and performance against the peer group.

The differences in target compensation levels among our named executive officers are primarily attributable to the differences in the median range of compensation for similar positions in the comparator groups and the factors described above.

ROLE OF EXECUTIVE OFFICERS

Assist in executing on our pay for performance strategy. The CEO assists the committee in setting the strategic direction of our executive compensation program; evaluates the performance of the named executive officers (excluding himself); and makes recommendations to the committee regarding their compensation in consultation with the Chief Human Resources and Communications Officer. The CEO and the Chief Human Resources and Communications Officer also participate in developing and recommending the performance criteria and measures for our named executive officers under our annual and equity incentive plans for consideration by the committee. Although it gives significant weight to the CEO's recommendations, the committee retains full discretion in making compensation decisions. The CEO is not present during the deliberations on his pay.

No other executive officers participated in the executive compensation process for 2019. Our human resources department, under the supervision of the Chief Human Resources and Communications Officer, also supports the committee in its work and implements our executive compensation program.

ROLE OF COMPENSATION CONSULTANT

Provide independent advice toward the fulfillment of the committee's mission. Pursuant to its charter, the Human Resources and Compensation Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The committee has sole authority to retain or terminate any such advisors and to approve their fees.

The committee has retained Semler Brossy Consulting Group as its independent compensation consultant to provide information, analysis, and objective advice regarding our executive compensation program. Management has no role in the committee selecting Semler Brossy. The committee periodically meets with Semler Brossy to review our executive compensation program and discuss compensation matters. For 2019, Semler Brossy performed the following functions at the committee's request:

  •
  Assisted the committee in its review and assessment of the peer group;

  •
  Compared each element of the named executive officers' target total direct compensation opportunity with the corresponding compensation elements for the comparator groups to assess competitiveness;

  •
  Prepared an analysis of pay and performance relative to the peer group and other comparator groups used by proxy advisory firms to support the committee's goal of aligning our executive compensation program with shareholders' interests;

  •
  Prepared the compensation risk assessment for our executives and reviewed the compensation risk assessment for non-executive roles prepared by management;

  •
  Advised the committee with respect to the value of long-term incentive awards;

  •
  Advised the committee on competitive pay practices for non-employee director compensation;

  •
  Prepared presentations for the committee on general U.S. trends and practices in executive compensation;

  •
  Supported the committee in its review of the Compensation Discussion and Analysis;

  •
  Advised the committee on the design of executive incentive programs and arrangements;

  •
  Advised the committee on competitive practice with respect to executive severance and change in control arrangements.

The committee reviews its relationship with Semler Brossy annually. The process includes a review of the quality of the services provided, the fee structure for the services, and the factors impacting Semler Brossy's independence under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. In March 2020, the committee concluded that no conflict of interest exists that would prevent Semler Brossy from independently advising the committee.

COMPETITIVE MARKET POSITIONING

Opportunities to earn superior pay for superior performance. We use various methods to determine the elements of our executive compensation program and review current compensation practices and levels. Our executive compensation program strives to provide a mix of base salary, target annual cash incentive awards and target annual long-term equity-based incentive award values (referred to, in aggregate, as target total direct compensation) that is aligned with the program's principles and objectives and is competitive with compensation provided by a peer group of selected publicly-traded companies.

The committee, in consultation with its independent compensation consultant, Semler Brossy, selects a number of peer group companies having one or more of the following characteristics:

The ratio of market capitalization relative to revenue in commodities-based business such as ours regularly results in our placing in the top quartile in revenue and the lower quartile in market capitalization within our peer group.

The committee periodically reviews the composition of the peer group and, as appropriate, updates it to ensure continued relevance and to reflect mergers, acquisitions or other business related changes that may occur. Two changes were made to the peer group for 2019: (i) Monsanto Company was acquired in 2018 and was removed; and (ii) Potash Corp. of Sasketchewan merged with Agrium in 2018 and was replaced by the Nutrien, the go-forward entity.

In determining named executive officer compensation, the committee reviews a market analysis prepared by Semler Brossy which includes equally weighted general industry and peer group compensation data provided by Willis Towers Watson and McLagan. This data enables the committee to compare the competitiveness of named executive officer compensation based on their individual responsibilities and scope against comparable positions within our peer group and a broader general industry group of public companies. We refer to the peer group and other data sources collectively as the "comparator groups."

Neither Willis Towers Watson nor McLagan makes recommendations or participates with the committee in discussions regarding the determination of amounts or forms of compensation for the named executive officers. Willis Towers Watson and McLagan from time to time provide other compensation consulting services to management.

As an initial guideline, the committee generally seeks to set target total direct compensation levels for each named executive officer within a range (+/- 15%) of the median of the comparator groups. Our executive compensation program retains the flexibility to set target total direct compensation above or below the median of the comparator groups in the committee's reasonable discretion in order to recognize factors such as market conditions, job responsibilities, experience, skill sets and ongoing or potential contributions to Bunge. In addition, actual compensation earned in any annual period may be at, above, or below the median depending on the individual's and Bunge's performance for the year.

PRINCIPAL ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

BASE SALARY

Compensation for responsibilities, skill and experience. A portion of annual cash compensation is paid as base salary to provide named executive officers with an appropriate level of security and stability as well as to provide a competitive level of pay for the execution of their key responsibilities. Base salaries for the named executive officers are reviewed on an annual basis, and in connection with a promotion or other change in responsibilities. The Human Resources and Compensation Committee establishes base salaries for the named executive officers based on a number of factors, including:

  •
  Evaluation of the executive's scope of responsibilities;

  •
  Experience, contributions, skill level and level of pay compared to comparable executives in the comparator groups;

  •
  Recommendations from Semler Brossy; and

  •
  Recommendations from the CEO, in consultation with the Chief Human Resources and Communications Officer, for each named executive officer other than the CEO.

There is no set schedule for base salary increases. Salary increases are periodically provided based on competitive factors or in connection with an increase in responsibilities. Base salaries are generally targeted at approximately the median level for comparable executives in the comparator groups. The committee set the base salaries of the continuing named executive officers in 2019 as follows:

Executive	2019 Base Salary (as of 12/31/2019)
Gregory Heckman	$1,200,000
John Neppl	$700,000
Raul Padilla (1)	$1,039,445
Brian Zachman	$650,000
Christos Dimopoulos (2)	$617,940

(1)
Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(2)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

The committee increased Mr. Padilla's base salary to $1,039,445 (from $940,781 in 2018) to reflect market competitive positioning for comparable positions to his new role as President, Global Operations in the comparator group. No other named executive officer received a salary increase in 2019.

Until their respective separations, the other named executive officers received a salary at an annualized rate of: Mr. Schroder, $1,300,000; Mr. Boehlert, $775,000; Mr. Hardie, $700,000.

The base salary earned by each named executive officer is set forth in the "Salary" column of the Summary Compensation Table on page 57 of this proxy statement.

SIGNING BONUSES

In connection with the hiring of Messrs. Heckman, Neppl and Zachman, respectively, we provided them with one-time signing bonuses to replace forfeited opportunities and as an inducement to join Bunge. The amounts set forth below were paid shortly following the commencement of their employment:

Executive	Signing Bonus
Gregory Heckman (1)	$1,000,000
John Neppl (2)	$500,000
Brian Zachman (3)	$3,350,000

(1)
For Mr. Heckman, the signing bonus is subject to forfeiture and repayment if he voluntarily resigns employment or is terminated for Cause within 24 months of his first date of employment.

(2)
For Mr. Neppl, if he voluntarily resigns employment or is terminated for Cause within 24 months of his hire date, the signing bonus is subject to repayment in a pro rata amount based on the number of months worked during the 24-month period commencing on his hire date.

(3)
For Mr. Zachman, if he voluntarily resigns employment or is terminated for Cause within 36 months of his start date, the signing bonus is subject to repayment in a pro rata amount based on the number of calendar days worked during the 36-month period commencing on his start date.

These signing bonuses were an important part of their total compensation package, which was essential to the successful recruitment of each of these individuals. The amounts of each of the signing bonuses was determined based on arm's-length negotiations and input from Semler Brossy related to competitive compensation practices.

ANNUAL CASH INCENTIVE AWARDS

Drive achievement of short-term progress toward long-term value creation. The committee provides named executive officers an opportunity to earn cash incentive awards under our Annual Incentive Plan, an annual, performance-based incentive plan that is available to a broad group of employees. The Annual Incentive Plan provides a cash incentive that is directly related to the achievement of predetermined financial and strategic measures, based on a formula related to total Bunge, segment, and individual performance and contributions that drive annual results aligned with our long-term strategy and goals.

Target annual cash incentive award opportunities under the Annual Incentive Plan are established by the committee using analyses of comparable executives in the comparator groups and based on a percentage of each named executive officer's base salary. The committee generally sets target annual cash incentive opportunities for named executive officers at approximately the median level for comparable executives in the comparator groups. The following target annual incentive awards were established by the committee for the continuing named executive officers in 2019:

Executive	2019 Target Annual Incentive as a Percent of Base Salary	2019 Target Annual Incentive Award Opportunity (1)
Gregory Heckman	160%	$1,920,000
John Neppl	100%	$700,000
Raul Padilla (2)	117%	$1,179,797
Brian Zachman	100%	$650,000
Christos Dimopoulos (3)	150%	$926,910

(1)
Amounts shown for Messrs. Heckman, Neppl, and Zachman have been pro-rated to their respective start dates.

(2)
Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(3)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

The committee increased Mr. Padilla's target annual incentive award to 125% effective May 1, 2019 to reflect market competitive positioning for comparable positions to his new role as President, Global Operations in the comparator group. Such increase was pro-rated to reflect the change in Mr. Padilla's responsibilities in May 2019. No other named executive officer received an increase in target annual incentive award 2019.

The following target annual incentive awards were established for the other named executive officers: Mr. Schroder — $2,080,000, or 160% of base salary; Mr. Boehlert — $775,000, or 100% of base salary; Mr. Hardie — $700,000, or 100% of base salary. Upon their respective separations from service, the other named executive officers forfeited their respective rights to an award under the terms of the Annual Incentive Plan.

Performance is heavily weighted towards the achievement of financial performance metrics. The actual annual incentive awards earned by each named executive officer may be above, at, or below the established target level based on Bunge and/or segment financial performance and the named executive officer's individual performance goals attained for the relevant year. In order to receive a partial incentive award under the Annual Incentive Plan, a threshold level of performance must be attained with respect to the performance metrics and goals. If threshold performance levels are not achieved, no payout is made. Maximum performance levels provide an incentive to significantly enhance performance and are set at challenging levels. Incentive opportunities are subject to caps on the amounts that can be earned, so as not to encourage undue risk taking.

For 2019, the named executive officers were eligible to receive an annual cash incentive award ranging from 0% to 240% of their target annual incentive award opportunity. Achievement of 240% of target annual incentive award opportunity requires both financial and individual performance at maximum levels, and is expected to be achieved in only rare circumstances.

Financial Performance Metrics

Reward achievement of earnings and capital efficiency targets. For 2019, the committee allocated Annual Incentive Plan metrics between (i) ROIC for Bunge as a whole and/or for the segment for which a named executive officer had primary responsibility and (ii) EBIT for Bunge as a whole and at the segment level, based on the primary responsibilities of the named executive officer. All named executive officers have a minimum of 40% of their annual incentive opportunity based on the performance of Bunge as a whole. Target levels are aligned with the annual business plan and reflect the achievement of market competitive financial performance.

  •
  ROIC measures the relationship between profits and the invested capital used in our businesses. As we operate in a number of capital intensive businesses, this metric allows us to measure management's ability and efficiency in using capital to generate profits.

  •
  The committee views EBIT as a useful measure of a business unit's performance without regard to its financing methods or capital structure. This metric is a financial measure that is widely used by analysts and investors in our industries.

For 2019, the committee established the following performance weightings under the Annual Incentive Plan. The weightings assigned to Mr. Zachman and Mr. Dimopoulos reflect responsibility for the Agribusiness segment.

Executive	Bunge Limited	Global Agribusiness	Individual
Gregory Heckman	80%		20%
John Neppl	80%		20%
Raul Padilla	80%		20%
Brian Zachman	40%	40%	20%
Christos Dimopoulos	40%	40%	20%
Performance Metric	ROIC 50% EBIT 50%		Strategic Objectives 100%

The following table sets forth the threshold, target and maximum performance goals established for the financial metrics under the Annual Incentive Plan for 2019 and the actual results achieved against those metrics as certified by the committee on March 10, 2020 (dollar amounts are in millions of U.S.$):

Business Unit or Segment	Threshold	Target	Maximum	Actual
Bunge Limited
EBIT	$512.7	$854.5	$1,239.0	$917.8
ROIC	3.1%	5.2%	7.5%	7.1%

Global Agribusiness
EBIT	$299.5	$499.2	$723.8	$494.6
ROIC	2.9%	4.8%	7.0%	5.5%

Amounts used to determine performance against financial metrics are derived from our audited financial statements. Under the terms of the Annual Incentive Plan, the committee may adjust actual results achieved, in its discretion, if it determines that such adjustment is appropriate to reflect unusual, unanticipated or non-recurring items or events. Consistent with past practice and according to pre-established principles, in calculating payouts for 2019 Annual Incentive Plan awards, the committee chose to exclude certain gains and charges as disclosed in our earnings release filed on Form 8-K on February 12, 2020. These gains and charges were associated with (1) the successful completion of the sugar and bioenergy joint venture and other portfolio optimization actions, (2) one-time implementation costs for our Global Competitiveness Program leading to the achievement of our goal of reducing annual SG&A expense by $250 million one-year ahead of target, (3) Loders Croklaan goodwill impairment expense and (4) certain tax items related to valuation allowances and the release of reserves resulting from the favorable resolution of outstanding matters.

In addition, the committee chose to exercise negative discretion by excluding the (1) benefit of the favorable operating result of the Sugar and Bioenergy segment for certain executives as well as (2) the benefit of the reduction in depreciation of the Sugar and Bioenergy assets resulting from the business being classified as held for sale.

Individual Performance Metrics

Reward successful execution of strategic initiatives. In addition to the attainment of financial metrics, each named executive officer was evaluated on the achievement of individual performance objectives that relate to the achievement of specific aspects of our business plans and strategies, as well as other initiatives relating to the executive's position.

2019 Annual Incentive Award Determinations

Following completion of audited financial results for the prior fiscal year, the committee reviews and approves the annual incentive awards based on the results achieved against financial metrics and individual performance metrics as described above.

The committee seeks to set rigorous goals at the beginning of the year and evaluates preliminary payouts at year- end to ensure appropriate alignment of pay and performance. Based on a review of actual Bunge, segment and individual performance relative to the goals established at the beginning of 2019, the committee chose to exempt Messrs. Heckman and Padilla from the negative discretion associated with the exclusion of the benefit of the favorable operating result of the Sugar and Bioenergy segment in consideration of their direct accountability for operating the business, and the successful completion of the Sugar and Bioenergy joint venture.

The table below sets forth the actual annual incentive awards paid to each named executive officer for performance achieved in 2019:

Executive	2019 Calculated Award as a Percent of Target	2019 Actual Annual Incentive Award
Gregory Heckman (1)	168%	$3,038,397
John Neppl (2)	156%	$647,882
Raul Padilla (3)	178%	$2,104,759
Brian Zachman (4)	138%	$861,344
Christos Dimopoulos (5)	135%	$1,249,475

(1)
Amount shown has been pro-rated to Mr. Heckman's date of appointment as acting CEO of January 22, 2019.

(2)
Amount shown has been pro-rated to Mr. Neppl's start date of May 29, 2019.

(3)
Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(4)
Amount shown has been pro-rated to Mr. Zachman's start date of January 14, 2019.

(5)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

The actual amount awarded to each named executive officer is also set forth in the "Non Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

Annual Risk Optimization Incentive Awards

As the leaders of Agribusiness supply chains and risk management and optimization respectively, Christos Dimopoulos and Brian Zachman had responsibility for both the structural results of the business and optimizing the contribution derived from managing the related physical and financial flows within our Agribusiness segment. Accordingly, they participated in two performance based annual incentive plan opportunities in 2019 — the Annual Incentive Plan — consistent with other named executive officers as described above, and an annual risk optimization award opportunity based on the results of our Agribusiness product lines under their respective area of responsibility.

This award opportunity is linked directly to the achievement of pre-established performance objectives aligned with the long-term success of our Agribusiness product lines. The award opportunity, when combined with the annual incentive, is intended to align the compensation we provide for these positions with that provided to comparable executives in commodity-based environments in the comparator groups. The award payout is based on actual performance achieved by the product lines, and in order to receive an award payout, a threshold performance level must be achieved. Mr. Zachman and Mr. Dimopoulos were eligible to receive a payout ranging from 0% to 250% of their target award opportunity for 2019. The target award opportunity was 250% of base salary or $1,625,000 for Mr. Zachman and 150% of base salary or $926,910 for Mr. Dimopoulos, converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

The performance metric used for the risk optimization incentive award is Risk Management Contribution, which we define as the aggregate contribution generated from optimizing the physical and financial flows of our Agribusiness product lines after applying working capital and risk capital charges to take into account the quality of earnings generated relative to the amount of capital utilized during the year.

For 2019, the Committee established the threshold, target and maximum performance goals for Risk Management Contribution at $140 million, $280 million and $420 million, respectively.

In order to drive long-term value creation and ensure results are sustainable, the committee requires that 50% of the risk optimization award payout be deferred in the form of restricted stock units over a three-year period and be at risk based on future performance of the Agribusiness product lines. The restricted stock units are eligible to be paid out in three annual installments, subject to reduction or forfeiture in the event of (i) a cumulative annual risk management loss for the Agribusiness product lines during the deferral period; (ii) an executive's voluntary resignation of employment for any reason; or (iii) an executive's termination of employment for "cause."

In March 2020, the committee determined that the Risk Management Contribution target for the 2019 performance period was achieved and determined to award the Annual Risk Optimization Incentive Awards at 100% of target. The actual amounts awarded to Mr. Zachman and Mr. Dimopoulos are also set forth in the "Non Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

LONG-TERM INCENTIVE COMPENSATION

Aligns majority of pay with shareholder interests. The long-term equity-based incentive element of our executive compensation program is designed to incentivize actions that will drive sustainable, long-term value creation by providing named executive officers with a continuing stake in our long-term success and to serve as an important component of retention. We further emphasize equity ownership by senior executives through the share ownership guidelines described on page 51 of this proxy statement.

Pursuant to the Equity Incentive Plan, the committee primarily grants long-term incentive awards to named executive officers in the form of:

  •
  non-qualified stock options;

  •
  PBRSUs; and

  •
  restricted stock units that vest upon continued service over a specified period of time, which we refer to as TBRSUs.

Grants are generally made in the first quarter of each year, when compensation decisions for the year are made and after the public release of our year-end audited financial results. In limited, special situations, equity awards may be granted at other times in the event of a new hire, promotion, for retention purposes or to recognize exceptional performance.

The committee has a longstanding history (since our initial public offering in 2001) of making long-term incentive grants that are 100% performance-based, with 50% or more granted in the form of PBRSUs to focus primarily on the drivers of shareholder value and the remainder granted in the form of stock options emphasizing the resulting value created.

As a result of the strategic review of the capital allocation process and business portfolio, which created difficulty in setting multi-year financial goals, and the need to retain key executives, the committee changed the mix of long-term incentives for the 2019 annual grant cycle for the named executive officers (other than the Chief Executive Officer) from 70% PBRSUs and 30% stock options to 50% PBRSUs, 20% stock options and 30% TBRSUs. Upon Mr. Heckman's appointment to Chief Executive Officer in April 2019, his annual long-term incentive was targeted at a mix in value that was 100% performance-based — with 50% delivered in stock options and 50% delivered in PBRSUs.

The committee targets the value of the long-term incentive awards granted to the named executive officers to provide total compensation opportunities that approximate the median of comparable executives in the comparator groups. The committee also considers the following factors in determining the type and amount of long-term incentive awards:

  •
  potential shareholder dilution;

  •
  share overhang (defined as the number of shares available for grant, plus outstanding stock option and restricted stock unit awards);

  •
  unrealized gains on outstanding long-term incentive awards; and

  •
  projected cost and accounting expense on our earnings.

In 2019, the committee granted the following long-term incentive award amounts to named executive officers:

Executive	2019 Total Long-Term Incentive Targeted Value	2019 Total Long-Term Incentive Award Accounting Value
Gregory Heckman (1)	$12,000,000	$11,544,366
John Neppl	$1,255,000	$1,225,440
Raul Padilla (2)	$2,600,000	$2,462,640
Brian Zachman	$1,500,000	$1,362,860
Christos Dimopoulos (3)	$1,000,000	$918,720
Soren Schroder	$2,385,000	$2,595,205
Thomas Boehlert	$3,700,000	$3,451,550
Gordon Hardie	$2,000,000	$1,858,890

(1)
Includes a one-time award of restricted common shares with an accounting value of $2,003,856 in connection with Mr. Heckman's appointment as Chief Executive Officer contingent upon his purchase of $2,000,000 in common shares on or before September 13, 2019. See page 48, "Special Award of Matching Restricted Shares to Mr. Heckman" for a more complete description.

(2)
Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(3)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

In determining the number of options and units to grant, the committee applies a formula that considers the 30-, 60- and 90-day historical average prices of our common shares, in order to minimize the impact of daily changes in stock price on the number of shares granted. When the average price differs significantly from the spot price on the grant date, the accounting value of long-term awards can vary from the targeted value, since the accounting value is required under ASC Topic 17 to be based on the price on the date of grant. The actual amount awarded to each named executive officer is also set forth in the "Stock Awards" and "Option Awards" columns of the Summary Compensation Table on page 57 of this proxy statement.

Stock Option Awards

Rewards stock price appreciation. Stock option awards reflect the pay for performance principles of our executive compensation program by directly linking long-term incentives to stock price appreciation. Stock options have value only if the trading price of our common shares exceeds the exercise price of the stock option. Stock options also help us maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. Stock options generally vest in three equal annual installments following the option grant date and remain exercisable until the tenth anniversary of the grant. Pursuant to the terms of the Equity Incentive Plan, the committee sets the exercise price of a stock option based on the average of the high and low sale prices of our common shares on the NYSE on the date of grant.

On March 12, 2019, the committee approved the grant of stock options to the named executive officers, other than Messrs. Heckman and Neppl, effective March 12, 2019 (the grant date). On April 25, 2019, the committee approved a grant of stock options to Mr. Heckman in connection with his appointment as CEO. The exercise price of the stock was based on the average of the high and low sale prices of our common shares on the dates of grant.

For expense purposes, stock options are valued using a Black Scholes option pricing model. As mentioned above, the committee targeted to deliver 20% of the value of the 2019 long-term incentive award in stock options.

Information regarding the grant date fair value and the number of stock options awarded to each named executive officer in 2019 is set forth in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

Performance-Based Restricted Stock Unit Awards

Reward achievement of long-term value drivers, EPS and ROIC, and stock price appreciation.

2019-2021 Award Decisions.    Each year, following the end of a three-year PBRSU performance cycle, the committee reviews and certifies the performance attained based on our reported audited financial statements, subject to the committee's discretion under the Equity Incentive Plan to adjust such results for non-recurring charges and other one-time events. PBRSUs are tied to our long-term performance to ensure that named executive officer pay is directly linked to the achievement of sustained long-term operating performance. Reflective of the desire to balance earnings growth and efficient use of capital, the committee has chosen to measure performance in an equal mix of three-year cumulative EPS and three-year average ROIC for Bunge as a whole. The committee considers EPS and ROIC key drivers of shareholder value and fundamental to long-term value creation.

On March 12, 2019, the committee approved the grant of PBRSUs to the named executive officers, other than Messrs. Heckman and Neppl, whose awards were approved by the Human Resources and Compensation Committee on April 25, 2019 and May 8, 2019, respectively, for the 2019-2021 performance period. Payouts of the PBRSUs, if any, will generally be subject to the named executive officer's continued employment through the vesting date (generally, the third anniversary of the grant date) and will be based (i) 50% on our achievement of cumulative, EPS targets and (ii) 50% on our achievement of average ROIC targets established by the committee on the grant date. Upon vesting, each PBRSU is settled with a Bunge common share. In addition, dividend equivalents are paid in our common shares on the date that PBRSUs are otherwise paid out, based on the number of shares vesting. However, in no event will dividend equivalents be paid on any shares in excess of the target award granted.

In setting the 2019-2021 EPS targets, the committee considered multiple factors, including:

  •
  our strategic and annual business plans;
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  investor expectations;
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  peer and broader market historical performance;
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  industry economic factors;
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  our historical performance; and
  •
  expected payout frequency of 80% - 90% at or above threshold, 50% - 60% at or above target, and 10% - 20% at maximum.

The resulting EPS targets represent a three-year compound annual growth rate above the 75th percentile of the historical growth of our peers.

ROIC targets are established at levels that are intended to incentivize achievement of our long-term strategic plans and the continuous improvement of returns relative to our cost of capital.

Given performance targets for the 2019-2021 cycle are based on long-term strategic and business plans and our policy not to provide specific earnings guidance, specific targets are not disclosed prior to the end of the performance period as the committee believes that disclosure would cause competitive harm to the company.

As mentioned above, the committee targeted to deliver 50% of the value of the 2019 long-term incentive award in PBRSUs. Information regarding the fair market value and number of PBRSUs that the named executive officers may earn at the end of the 2019-2021 performance period, subject to satisfaction of the performance metrics described above, is shown in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

2017-2019 PBRSU Award Determinations.    In March 2020, the committee reviewed and certified achievement of the performance metrics for the PBRSUs granted on March 1, 2017 for the 2017-2019 performance period. Fifty percent of the 2017-2019 awards vest based on three year cumulative fully diluted EPS from continuing operations and 50% on three-year average ROIC.

The following table shows the results for the 2017-2019 performance cycle:

Performance Metric	Threshold	Target	Maximum	Actual
Cumulative 3-year diluted EPS from continuing operations	$10.33	$17.21	$27.54	$8.94 (1)
3-year average ROIC	7.0%	7.8%	9.5%	5.6% (1)

(1)
Adjusted for non-recurring charges and other one-time events subject to the Human Resources and Compensation Committee's discretion.

Based on the committee's determination that performance was below threshold levels set forth above, no PBRSUs were paid out to our named executive officers for the 2017-2019 performance period.

Time-Based Restricted Stock Unit Awards

Reward stock price appreciation and continued service. TBRSUs promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance. TBRSUs also help us maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. TBRSUs generally vest in full on the third anniversary of the date of grant.

Mr. Heckman, our CEO, did not receive any TBRSUs for 2019. For 2019, the committee made an adjustment to the mix of long-term incentive vehicles to introduce time-based RSUs (30% weighting for all named executive officers except the CEO) to (1) recognize the degree of change and uncertainty created by the company's substantial leadership and organizational changes (2) manage the potential near-term volatility of equity awards throughout the multi-year transformation and (3) reflect the difficulty in setting multi-year financial goals as a result of the strategic review of the capital allocation process and business portfolio, The committee will continue to revisit this mix annually. This resulted in a long-term incentive award mix that is more closely aligned with the long-term incentive mix of the companies in our comparator groups.

On March 12, 2019, the committee approved the grant of TBRSUs to the named executive officers (other than Mr. Heckman who did not receive any TBRSUs) effective March 12, 2019 with the exception of Mr. Neppl whose award was approved by the committee on May 8, 2019 in connection with his joining the company. Information regarding the grant date fair value and the number of TBRSUs awarded to each named executive officer is set forth in the Grants of Plan Based Awards Table on page 59 of this proxy statement. In addition, On August 1, 2019, the committee approved a grant of PBRSUs to Mr. Padilla to reflect market competitive positioning for comparable positions to his new role as President, Global Operations.

Special Equity Award. In order to recognize the exceptional success in exceeding our Global Competitiveness Program cost reduction targets in 2017 and 2018, the committee made a one-time award of 27,500 time-based restricted stock units on March 12, 2019 to Mr. Boehlert which would fully vest on March 12, 2021, provided he remains employed or upon termination without cause. Additional Information regarding the special equity award is set forth in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

Special Award of Matching Restricted Shares to Mr. Heckman. In connection with his appointment as Chief Executive Officer and in order to increase his stake in the business contingent upon making a personal investment in Bunge shares, Mr. Heckman was provided the opportunity to receive a one-time award of restricted common shares with a fair market value of $2,000,000 to be granted as soon as practicable following Mr. Heckman's purchase of $2,000,000 of common shares on or before September 13, 2019. Such award was granted on May 16, 2019 following his purchase of the common shares. Information regarding the grant date fair value and the number of common shares awarded in 2019 is set forth in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

These matching restricted shares are fully vested but are restricted from transfer until Mr. Heckman has satisfied his stock ownership guideline of six times salary. Further, if Mr. Heckman resigns his employment other than for Good Reason or we terminate his employment for Cause prior to April 25, 2021, he must repay to Bunge $2,000,000 (net of any applicable withholding taxes and other authorized deductions). Note that the committee does not consider the matching restricted shares to be a part of Mr. Heckman's ongoing target compensation and prior discussions of pay mix referenced in this proxy statement do not reflect the value of such matching restricted shares.

RETIREMENT AND EXECUTIVE BENEFITS

Competitively address basic health, welfare and retirement income needs. We provide employees with a wide range of retirement and other employee benefits that are designed to assist in attracting and retaining employees critical to our long-term success and to reflect the competitive practices of the companies in the peer group. named executive officers are eligible for retirement benefits under the following plans: (i) Bunge U.S. Pension Plan (closed to new hires effective December 31, 2017); (ii) Bunge Excess Benefit Plan; (iii) Bunge U.S. supplemental executive retirement plan ("SERP"); (iv) Bunge Retirement Savings Plan; and (v) Bunge Excess Contribution Plan. Our executive compensation program also provides named executive officers with limited perquisites and personal benefits. The committee, in consultation with Semler Brossy, periodically reviews the benefits provided to the named executive officers to ensure competitiveness with market practices.

Retirement Plans

The U.S. Pension Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each U.S. based named executive officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the named executive officers, are eligible to participate in the Excess Benefit Plan. In addition, each U.S.-based named executive officer is eligible to participate in the SERP. The U.S. Pension Plan, SERP and Excess Benefit Plan are described in the narrative following the Pension Benefits Table on page 63 of this proxy statement, and the estimated annual normal retirement benefits payable to the named executive officers (determined on a present value basis) are set forth in the Pension Benefits Table on page 63 of this proxy statement.

Each non U.S.-based named executive officer is eligible to participate in a statutory retirement plan that covers substantially all employees who are employed in the country where the named executive officer is based. Amounts contributed by Bunge to such plans are set forth in the "All Other Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

401(k) Plan and Excess Contribution Plan

The Retirement Savings Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each U.S. based named executive officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the named executive officers, are eligible to participate in the Excess Contribution Plan. The Retirement Savings Plan and the Excess Contribution Plan are described in the narrative following the Nonqualified Deferred Compensation Table on page 65 of this proxy statement.

Company matching contributions allocated to the named executive officers under the Retirement Savings Plan and the Excess Contribution Plan are shown in the "All Other Compensation Total" column of the Summary Compensation Table on page 57 of this proxy statement.

Health and Welfare Plans

Active employee benefits such as medical, dental, life insurance and disability coverage are available to U.S. employees through our flexible benefits plan. Employees contribute toward the cost of the flexible benefits plan by paying a portion of the premium costs on a pre-tax basis. Long-term disability coverage can be paid on an after-tax basis at the employee's option.

Perquisites and Executive Benefits

It is the committee's practice to limit special perquisites and executive benefits provided to the company's executives. The Human Resources and Compensation Committee periodically reviews the perquisites provided to our executive officers under our executive compensation program. Under the current policy, we provide U.S.-based executive officers, including the named executive officers, with a limited annual perquisite allowance of $9,600. Non-U.S. named executive officers are provided with an automobile allowance in accordance with company programs and local market practices.

SEVERANCE AND CHANGE OF CONTROL BENEFITS

Focus executives on shareholder interests during periods of uncertainty. Our executive compensation program is designed to provide for the payment of severance benefits to our named executive officers upon certain types of employment terminations. Providing severance and change of control benefits assists us in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus enhancing long-term shareholder value. The named executive officers are provided with severance benefits under individual arrangements.

Mr. Heckman's employment agreement includes changes of control severance protections. Specifically, his employment agreement contains a "double trigger" vesting requirement for the payment of severance benefits, meaning that both a change of control must occur and his employment must also be terminated under certain specified circumstances before he is entitled to any severance payment. All unvested equity awards are also subject to double trigger vesting upon a change of control. The terms of Mr. Heckman's employment agreement are set forth under the Potential Payments Upon Termination of Employment or Change of Control table beginning on page 67 of this proxy statement.

To enhance retention and align with market practice, we have entered into change of control severance agreements with each of the continuing named executive officers, other than Mr. Heckman and Mr. Neppl, whose employment agreements contained such a provision. The change of control severance agreements also contain a "double trigger" vesting requirement for the payment of severance benefits. All unvested equity awards are also subject to double trigger vesting upon a change of control. The change of control severance agreements include an 18-month non- competition covenant.

None of our employment agreements, change of control severance agreements or other compensation arrangements provide for a golden parachute excise tax gross up.

The terms of the individual arrangements and a calculation of the estimated severance benefits payable to each named executive officer under their respective arrangements are set forth under the Potential Payments Upon Termination of Employment or Change of Control table beginning on page 67 of this proxy statement.

COMPENSATION GOVERNANCE

The Human Resources and Compensation Committee maintains and is committed to a policy of strong corporate governance. The principal governance elements of our executive compensation program are described in further detail below.

EXECUTIVE COMPENSATION RECOUPMENT POLICY

Mitigate unnecessary risk taking that may have adverse impact on us. The committee has adopted a recoupment policy ("clawback") with respect to executive compensation. The policy provides that, if the Board or an appropriate committee thereof determines that an executive officer or other senior executive has engaged in any fraud or misconduct that caused or was a significant contributing factor to us having to restate all or a portion of its financial statement(s), the Board or committee shall take such actions as it deems appropriate to remedy the misconduct and prevent its recurrence.

The actions that may be taken against a particular executive include:

  •
  requiring reimbursement of any bonus or incentive compensation paid to the executive;

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  causing the cancellation of any equity based awards granted to the executive; and

  •
  seeking reimbursement of any gains realized on the disposition or transfer of any equity-based awards, if and to the extent that, (i) the amount of compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (ii) the executive engaged in fraud or misconduct that caused or significantly contributed to the restatement and (iii) the amount of the compensation that would have been awarded to or received by the executive had the financial results been properly reported would have been lower than the amount actually awarded or received.

Any recoupment under this policy is in addition to any other remedies that may be available to us under applicable law.

The committee will review the recoupment policy in connection with rules on executive compensation recoupment that are anticipated to be issued under the Dodd Frank Wall Street Reform and Consumer Protection Act to determine if the policy should be revised.

SHARE OWNERSHIP GUIDELINES

Ensure appropriate level of long-term wealth tied to shareholder returns. To further align the interests of senior management with our shareholders, the Board maintains share ownership guidelines that require executive officers to hold significant amounts of our common shares. Executive officers are expected to meet minimum ownership guidelines by April 30th following the fifth anniversary of the date the executive is hired or appointed to a covered title, as applicable. The guideline applicable to senior executives is based on a multiple of base salary.

  •
  Chief Executive Officer — six times base salary.

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  Other named executive officers — three times base salary.

The committee reviews the progress of the named executive officers toward meeting the ownership guidelines annually. In the event of financial hardship or other good cause, the committee may approve exceptions to the share ownership guidelines as the committee deems appropriate. For a description of the ownership guidelines applicable to our non-employee directors, see "Director Compensation" on page 26 of this proxy statement.

The following count towards meeting the ownership guideline: (i) shares beneficially owned by the executive directly or indirectly; (ii) shares underlying hypothetical share units held under our deferred compensation plans; (iii) 50% of the value of unvested TBRSUs; and (iv) 50% of the difference between the exercise price of a vested, in-the-money stock option and the fair market value of a share of our common stock. Unvested stock options and unearned PBRSUs do not count toward achievement of the guidelines.

Executive officers, including the named executive officers, are required to hold a minimum of 50% of the net shares acquired through long-term incentive plans (such as stock options or PBRSUs) until the guidelines are met. If the initial ownership period has lapsed, and the minimum ownership guideline is not met, executive officers are required to hold 100% of net shares acquired until the guideline is met. Compliance with the executive share ownership guidelines is reviewed annually. As of December 31, 2019, all continuing named executive officers have satisfied the stock ownership guideline or are still within the five-year transition period and have held 100% of the net shares acquired through our equity incentive plans.

To further encourage a long-term commitment to our sustained performance, executive officers are prohibited from hedging, pledging or using their common shares as collateral for margin loans.

TAX DEDUCTIBILITY OF COMPENSATION

Optimize tax deductibility in keeping with compensation philosophy. Section 162(m) of the Internal Revenue Code (and the regulations promulgated thereunder) precludes a public corporation from taking an income tax deduction in any one year for compensation in excess of $1 million payable in any year to the corporation's chief executive officer and other "covered employees," as defined in Section 162(m). Prior to January 1, 2018, an exception to this deduction limit was available for "performance-based" compensation that was approved by stockholders and otherwise satisfied certain requirements under Section 162(m). As a result of the enactment of U.S. tax reform legislation in 2017, the performance-based compensation exception is no longer available to us for taxable years beginning after December 31, 2017 unless such compensation qualifies for certain transition relief for binding written contracts that were in effect on November 2, 2017. The tax reform legislation also expanded the definition of "covered employees" to include the chief financial officer and certain former named executive officers who were disclosed in our proxy statement after January 1, 2017.

While our executive compensation program has sought to maximize the tax deductibility of compensation payable to the named executive officers to the extent permitted by law, the committee retained the flexibility and discretion to make compensation decisions that are based on factors other than Section 162(m) when necessary or appropriate (as determined by the committee in its sole discretion) to enable Bunge to continue to attract, retain, reward and motivate its highly-qualified executives. The committee does not intend to change the pay-for-performance approach of our executive pay program due to the enactment of tax reform.

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee has reviewed and discussed the preceding "Compensation Discussion and Analysis" with management. Based on such review and discussions, the Human Resources and Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Members of the Human Resources and Compensation Committee
Andrew Ferrier, Chair
Vinita Bali
Bernardo Hees
Henry W. (Jay) Winship

COMPENSATION AND RISK

We believe our compensation programs are designed to establish an appropriate balance between risk and reward in relation to our overall business strategy. To that end, the Human Resources and Compensation Committee has conducted a compensation risk assessment, with the assistance of management and Semler Brossy, the committee's independent compensation consultant. Semler Brossy prepared a risk assessment of the executive programs. Management prepared an assessment of the broad-based programs, which was review by Semler Brossy.

The committee focused its assessment on our executive compensation program, as these are the employees whose actions are most likely to expose us to significant business risk. The relevant features of the executive compensation program that mitigate risk are as follows:

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  The program utilizes annual and long-term financial performance goals that are tied to key measures of short term and long-term performance that drive shareholder value, and targets are set with a reasonable amount of stretch that should not encourage imprudent risk taking.

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  The committee sets target awards under the executive compensation program following the receipt of advice and industry benchmarking surveys provided by Semler Brossy.

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  The annual incentive and long-term equity-based compensation program awards are tied to several performance metrics to reduce undue weight on any one measure.

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  The annual incentive program's performance metrics appropriately balance focus on generating absolute profits and efficiently managing assets.

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  The use of non-financial performance factors in determining the actual payout of annual incentive compensation serves as a counterbalance to the quantitative performance metrics.

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  The executive compensation program is designed to deliver a significant portion of compensation in the form of long-term incentive opportunities, which focuses executives on our long-term success and discourages excessive focus on annual results.

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  The equity incentive program uses a mix of stock options, PBRSUs and TBRSUs that vest over a number of years to ensure that employees are focused on maximizing long-term shareholder value and financial performance and to mitigate the risks associated with the exclusive use of stock price based awards.

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  The performance metrics for the PBRSUs are based on overall Bunge performance over a three-year period, reducing incentives to maximize one segment's results and focusing on sustainable performance over a three-year cycle rather than any one year.

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  Maximum awards that may be paid out under the annual incentive and equity incentive programs are subject to appropriate caps and the committee retains the discretion to reduce payouts under the plans.

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  We have adopted share ownership guidelines that further align the long-term interests of executives with those of our shareholders, as well as restrictions on hedging, holding our common shares in a margin account and using our common shares as collateral for loans, which seek to discourage a short term stock price focus.

  •
  We have adopted an executive compensation recoupment policy for senior executives, as discussed in "Executive Compensation Recoupment Policy" on page 51 of this proxy statement.

Additionally, as part of its risk assessment, the committee also reviewed our compensation program for employees who engage in risk optimization and related activities within the company, whom we refer to collectively as global product line team members. Global product line team members have compensation risk higher than that of the overall employee population in that part of their compensation is linked to the profitability of their risk optimization activities. In order to address and mitigate the potential risks associated with the compensation program for global product line team members, we have implemented the following features:

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  Annual incentive compensation is not granted on a formulaic basis and the committee retains the discretion to determine appropriate compensation levels for each participant as well as the size of the overall program based on the performance of the individual, the product line and Bunge as a whole.

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  Global product line team members generally participate in the broad performance-based compensation programs for our employees, including the annual incentive and equity incentive programs, which diversifies these employees' focus on performance beyond their individual product lines and aligns a significant portion of their compensation with the performance of the overall company or larger business unit.

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  Global product line incentive performance is determined after applying working capital and risk capital charges to ensure that performance is adjusted for the amount of capital utilized and underlying risk taken.

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  Global product line team members are subject to the deferral of a substantial portion of their annual incentive compensation for multiple years, and we retain the right to "recoup" the deferred amounts if the applicable product line incurs an operating loss in a subsequent year. This recoupment feature promotes retention, encourages participants to focus on sustained, superior long-term performance and helps discourage excessive risk-taking behavior.

The committee also reviewed the annual incentive award opportunity for the President Global Risk Management and the President Global Supply Chains, as discussed in "Annual Risk Optimization Incentive Awards" on page 44 of this proxy statement. As this incentive arrangement is materially consistent with the design of the compensation program for global product line team members, the risk mitigating factors that are listed above also apply to this annual incentive arrangement. As an additional risk mitigator, we have implemented a payout cap of 250% of the annual incentive award target.

The committee also reviewed the strategic risk compensation program, which is based on a funded pool approach with the pool being tied to a percentage of relevant risk adjusted profit. Participants in these programs are not eligible for awards under our Annual Incentive Plan or our Equity Incentive Plan as their total incentive opportunity is directly tied to their risk adjusted profit result. In order to address and mitigate the potential risk associated with these programs, we have implemented the following features:

  •
  A risk oversight/governance process, including a committee that is responsible for the oversight of the participants and program arrangements.

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  Daily and monthly drawdown limits that trigger a review by the risk oversight/governance committee.

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  Daily value at risk limits and cumulative loss limits.

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  Risk capital charges to ensure that performance is adjusted for the underlying risk taken.

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  A deferral and recoupment feature should a participant incur a trading loss in a subsequent year.

Lastly, as part of its risk assessment, the committee reviewed management's assessment of all other incentive programs we offer that meet certain aggregate payout and participation thresholds and found no material risks.

The committee reviewed and discussed the findings of the risk assessment and believes that our compensation programs are appropriately balanced and do not motivate employees to take risks that are reasonably likely to have a material adverse effect on us.

PAY RATIO DISCLOSURE

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee.

We play a key role in the world's food supply. What we do, and how we do it, matters to a wide range of communities, companies and individuals around the world. Our talented and engaged employees represent the diversity and global footprint of our business. On farms, in silos, on the production floor, the trading desk and corporate headquarters, our people represent over forty countries across the globe; countries with diverse cultures, economies, and pay scales. While our CEO is U.S.-based, the bulk of our population works outside of the U.S. (~90%), where pay structures differ greatly from those in the U.S. As such, our pay ratio will be difficult to compare with other companies that have largely U.S. populations and/ or global populations located in different geographies. Additionally, the SEC rules for identifying the median employee and calculating the pay ratio allow for the use of different methodologies, assumptions, and exclusions and thus the ratio may not be comparable to that reported by other companies.

In accordance with SEC rules, we have used the same median employee for 2019 as identified in 2017 as there have not been changes to our employee population or in our employee compensation practices that we believe would result in a material change to our pay ratio.

As of October 31, 2017, our employee population was distributed as follows:

As required by Item 402(u) of Regulation S-K, as of our last completed fiscal year ended December 31, 2019:

  •
  The median annual total compensation of all of our employees (other than Mr. Heckman, our Chief Executive Officer), was $39,133 adjusted for cost of living.

  •
  The annual total compensation of Mr. Heckman was $16,734,730.

Based on this information, our Chief Executive Officer's annual total compensation is 428 times that of the median of the annual total compensation of all employees.

In addition, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees without any cost of living adjustment is 1,024 times the median employee.

We believe our pay structures are appropriate based on our business and geographic footprint, are competitive in the markets in which we compete for talent, and reflect our commitment to maintaining a pay for performance CEO pay philosophy.

To identify the median employee, as well as to determine the annual total compensation of our median employee, the methodology used and the material assumptions, adjustments, and estimates used to identify the median and determine annual total compensation (or any elements of annual total compensation) were as follows:

  •
  As of October 31, 2017, our employee population consisted of approximately 31,500 individuals working at our parent company and consolidated subsidiaries. We selected October 31, 2017, which is a date within the last three months of fiscal 2017. We included all employees, whether employed on a full-time, part-time, or seasonal basis. As allowed by Item 402(u), we applied the de minimis exception and excluded 1,483 individuals, representing all employees in the countries of Guatemala, India, Kazakhstan, and Vietnam. Our employee population, after taking into consideration the adjustments permitted by SEC rules, consisted of approximately 30,000 individuals. Over 50% of our employees (approximately 16,000) are located in Brazil.

  •
  To identify the median employee (other than our Chief Executive Officer), we used total paid base compensation which comprised year-to-date earned salary or wages paid in the designated time frame, overtime or shift differentials, any government mandated or union negotiated fixed pay and any additional 13th month pay (in countries where vacation and holiday pay are mandated, i.e., Brazil 13.33 months are paid). We incorporated annual incentives and bonuses in the year paid and any local profit sharing or other variable payments to arrive at total cash compensation. For any employee hired after January 2, 2017 and thus employed less than the 10-month measurement period, we adjusted pay to the full period.

  •
  In identifying the median employee, a cost-of-living adjustment was made to all compensation delivered to employees outside of the United States. We used the World Bank's Purchasing Power Parity (PPP) conversion factor for GDP. This adjustment takes into account the local cost of an equivalent basket of goods, which embeds the exchange rate and inflation into the comparison such that the basket of goods is priced the same in both countries. We determined that our median employee on a cost-of-living adjusted basis is an assistant in the Controllers department in Brazil.

  •
  We made a separate foreign exchange (FX) adjustment using the monthly average from January 1, 2017 through October 31, 2017 and applied it consistently to all currencies. We determined that our median employee on an FX only adjusted basis is an industrial operator in Brazil.

With respect to our median employees, we then identified and calculated the elements of such employee's compensation for fiscal 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the "Total" column of the Summary Compensation Table included on page 57 of this proxy statement.

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation of our Chief Executive Officer, our Chief Financial Officer, the other three most highly compensated executive officers who were serving as executive officers as of December 31, 2019, and three former named executive officers who terminated employment in 2019 and were reported in the 2019 proxy.

Name and Position Held	Year	Salary ($) (1)		Bonus ($)		Stock Awards ($) (2)(3)(4)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (5)		Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($) (6)	All Other Compensation Total ($) (7)		Total ($) (8)
Gregory Heckman (9)	2019	$1,129,983		$1,000,000	(10)	$7,133,136	$4,411,200	$3,038,397		$—	$22,014		$16,734,730
Chief Executive Officer
John Neppl (11)	2019	$416,410		$500,000	(12)	$1,225,440	$0	$647,882		$—	$25,531		$2,815,263
Chief Financial Officer
Brian Zachman	2019	$627,917		$3,350,000	(13)	$1,115,635	$247,225	$1,642,680		$1,270,881	$16,825		$8,271,163
President, Global Risk Management
Raul Padilla	2019	$1,009,786	(14)	$—		$2,094,050	$368,590	$2,104,759	(14)	$113,956	$105,888	(14)	$5,797,029
President, Global Operations	2018	$978,731		$—		$1,671,780	$784,920	$1,103,812		$0	$253,069		$4,792,312
	2017	$1,233,461		$—		$1,539,000	$873,630	$751,980		$183,964	$124,746		$4,706,781
Christos Dimopoulos	2019	$617,940	(15)	$—		$752,405	$166,315	$1,712,930	(15)	$—	$108,016	(15)	$3,357,606
President, Global Supply Chains
Soren Schroder (16)	2019	$650,000		$—		$1,893,985	$701,220	$0		$1,872,711	$6,526,397		$11,644,313
Former Chief Executive	2018	$1,300,000		$—		$6,154,920	$2,879,360	$1,660,000		$564,011	$61,400		$12,619,691
Officer	2017	$1,300,000		$—		$5,508,000	$3,109,095	$1,000,000		$2,095,205	$61,400		$13,073,700
Thomas Boehlert (17)	2019	$581,250		$—		$3,087,455	$364,095	$0		$0	$4,019,322		$8,052,122
Former Chief Financial	2018	$775,000		$—		$1,633,785	$768,040	$700,000		$278,588	$36,600		$4,192,013
Officer	2017	$680,000		$—		$1,255,500	$702,330	$370,000		—	$19,950		$3,027,780
Gordon Hardie (18)	2019	$525,000		$—		$1,530,755	$328,135	$0		$584,357	$2,410,949		$5,379,196
Former Managing Director,	2018	$700,000		$—		$1,481,805	$700,520	$670,000		$232,340	$9,600		$3,794,265
Food and Ingredients	2017	$700,000		$—		$1,377,000	$779,415	$520,000		$467,538	$9,600		$3,853,553

(1)
Actual salary payments during 2019. Annual base salary rates as of December 31, 2019 are described on page 40 of this proxy statement.

(2)
The amounts shown reflect the aggregate full grant date fair value for equity awards for financial reporting purposes in accordance with ASC Topic 718 (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 regarding assumptions underlying the valuation of equity awards. Amounts reported for these awards may not represent the amounts that the listed officers will actually realize from the awards. Whether, and to what extent, a listed officer realizes value will depend on our actual operating performance, stock price fluctuations and the listed officer's continued employment.

(3)
Based on the full grant date value of the PBRSUs granted on March 12, 2019 for Mr. Schroder, Mr. Boehlert, Mr. Padilla, Mr. Hardie, Mr. Zachman, and Mr. Dimopoulos, the following are the maximum payouts, assuming the maximum level of performance is achieved: Mr. Schroder: $3,787,970; Mr. Boehlert: $2,075,600; Mr. Padilla: $2,127,490; Mr. Hardie: $1,919,930; Mr. Zachman: $1,401,030; and Mr. Dimopoulos: $934,020. With respect to the PBRSUs granted on May 16, 2019 for Mr. Heckman, June 3, 2019 for Mr. Neppl and August 1, 2019 for Mr. Padilla, the following are the maximum payouts, assuming the maximum level of performance is achieved: Mr. Heckman: $10,258,560; Mr. Neppl: $959,040; and Mr. Padilla $763,360. For additional information on these awards, see "Long-term Incentive Compensation" beginning on page 45 of this proxy statement.

(4)
Includes a special award of matching restricted shares with a fair market value of $2,003,856 in connection with Mr. Heckman's appointment as Chief Executive Officer and in order to increase his stake in the business contingent upon making a personal investment in Bunge shares or before September 13, 2019. The award was granted on May 16, 2019 following his purchase of $2,000,000 of common shares. The matching restricted shares are restricted from transfer until Mr. Heckman has satisfied his stock ownership guideline of six times salary. Further, if Mr. Heckman resigns his employment other than for Good Reason or we terminate his employment for Cause prior to April 25, 2021, he must repay $2,000,000 to Bunge (net of any applicable withholding taxes and other authorized deductions).

(5)
Incentive compensation awards under the Annual Incentive Plan for the 2019 fiscal year that were paid in March 2020. In addition to awards under the Annual Incentive Plan for 2019, Messrs. Zachman and Dimopoulos received an incentive award under the Annual Risk Optimization Incentive Plan in connection with their services to our Agribusiness segment as described in more detail under "Annual Risk Optimization Incentive Awards" on page 44 of this proxy statement. For each incentive award, 50% was paid in cash and 50% was granted in restricted stock units and subject to the satisfaction of certain performance conditions. Based on performance achieved, Mr. Zachman's cash payment was $781,336 and Mr. Dimopoulos's cash payment was $463,455.

(6)
The aggregate change in the actuarial present value of the accumulated pension benefit as shown in the Pension Benefits Table from year to year. Importantly, the change in pension value is not currently paid to an executive as compensation, but is a measurement of the change in actuarial present value from the prior year. For information about the assumptions used, see the Pension Benefits Table on page 63 of this proxy statement. There are no above market or preferential earnings with respect to non-qualified deferred compensation arrangements. The change in actuarial present value for Mr. Boehlert's pension benefit was $(278,588) and pursuant to SEC rules, is reflected as $0. Messrs. Heckman, Neppl, and Dimopoulos do not participate in the pension plan.

(7)
(i) Mr. Heckman received company matching contributions to his 401(k) Plan account of $11,200, director's retainer of $4,301 for his service as a non-employee director prior to becoming acting Chief Executive Officer and a pro-rata annual perquisite allowance of $6,513. (ii) Mr. Neppl received company matching contributions to his 401(k) Plan account of $8,167, a pro-rata annual perquisite allowance of $5,700 and reimbursable moving expenses of $11,665. (iii) Mr. Zachman received company matching contributions to his 401(k) plan account of $7,625 and a pro-rata annual perquisite allowance of $9,200. (iv) Mr. Padilla in connection with his overseas employment received an automobile allowance of $25,546 and a company contribution to a statutory retirement plan of $80,342. (v) Mr. Dimopoulos in connection with his overseas employment received an automobile allowance of $22,246 and a health insurance allowance of $11,617. (vi) Mr. Schroder received company matching contributions to his 401(k) plan account of $11,200 and to his excess 401(k) plan account of $41,000, separation payments of $6,319,397, pay in lieu of unused vacation of $150,000, a company contribution to a statutory retirement plan of $74,153 and a pro-rata annual perquisite allowance of $4,800. (vii) Mr. Boehlert received company matching contributions to his 401(k) plan account of $11,200 and to his excess 401(k) plan account of $19,367, separation payments of $3,889,449, pay in lieu of unused vacation of $92,106 and a pro-rata annual perquisite allowance of $7,200. (viii) Mr. Hardie received separation payments of $2,309,517, pay in lieu of unused vacation of $94,231 and a pro-rata annual perquisite allowance of $7,200.

(8)
As required by SEC rules, "Total" represents the sum of all columns in the table.

(9)
Mr. Heckman served as acting Chief Executive Officer from January 22, 2019 to April 24, 2019 and was appointed Chief Executive Officer on April 25, 2019.

(10)
Represents a one-time signing bonus paid in connection with Mr. Heckman's hiring, subject to repayment if he resigns his employment other than for Good Reason or is terminated for Cause prior to April 25, 2021.

(11)
Effective May 29, 2019, John W. Neppl was appointed Chief Financial Officer.

(12)
Represents a one-time signing bonus paid in connection with Mr. Neppl's hiring, provided that if he resigns his employment or is terminated for Cause prior to May 29, 2021, he will repay the company a pro rata amount based on the number of months worked during the 24-month period commencing on May 29, 2019.

(13)
Represents a one-time signing bonus paid in connection with Mr. Zachman's hiring, provided that if he resigns his employment other than for Good Reason or is terminated for Cause prior to December 31, 2021, he will repay the company a pro rata amount based on the number of calendar days worked during the period between January 14, 2019 and December 31, 2021.

(14)
Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(15)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

(16)
Mr. Schroder left the company effective as of June 30, 2019.

(17)
Mr. Boehlert left the company effective as of September 30, 2019.

(18)
Mr. Hardie left the company effective as of September 30, 2019.

GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth information with respect to awards under our Annual Incentive Plan and Equity Incentive Plan for the fiscal year ended December 31, 2019.

									All Other
								All Other	Option
		Estimated Future Payouts			Estimated Future Payouts			Stock	Awards:	Exercise		Grant Date
		Under Non-Equity Incentive			Under Equity Incentive			Awards:	Number of	or Base	Closing	Fair Value
		Plan Awards (1)			Plan Awards (2)			Number of	Securities	Price of	Price on	of Stock
								Shares or	Underlying	Option	Grant	and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (3) (#)	Awards ($/Sh)	Date ($)	Awards (4) ($)
Gregory Heckman
2019 AIP	4/25/2019	$576,000	$1,920,000	$4,608,000
2019 LTIP — Restricted Shares (5)	5/21/2019							38,588			$51.98	$2,003,856
2019 LTIP — PBRSUs	5/16/2019				28,800	96,000	192,000				$53.29	$5,129,280
2019 LTIP — Stock Options	5/16/2019								480,000	$53.43	$53.29	$4,411,200
John Neppl
2019 AIP	5/29/2019	$210,000	$700,000	$1,680,000
2019 LTIP — PBRSUs	6/3/2019				2,700	9,000	18,000				$54.60	$479,520
2019 LTIP — TBRSUs	6/3/2019							14,000			$54.60	$745,920
Brian Zachman
2019 AIP	3/12/2019	$195,000	$650,000	$1,560,000
2019 President Agribusiness PLIP (6)	3/12/2019	$406,250	$1,625,000	$4,062,500
2019 LTIP — PBRSUs	3/12/2019				4,050	13,500	27,000				$52.00	$700,515
2019 LTIP — TBRSUs	3/12/2019							8,000			$52.00	$415,120
2019 LTIP — Stock Options	3/12/2019								27,500	$51.89	$52.00	$247,225
Raul Padilla
2019 AIP (7)	3/12/2019	$353,939.1	$1,179,797	$2,831,513
2019 LTIP — PBRSUs	3/12/2019				6,150	20,500	41,000				$52.00	$1,063,745
2019 LTIP — PBRSUs	8/1/2019				1,950	6,500	13,000				$57.92	$381,680
2019 LTIP — TBRSUs	3/12/2019							12,500			$52.00	$648,625
2019 LTIP — Stock Options	3/12/2019								41,000	$51.89	$52.00	$368,590
Christos Dimopoulos
2019 AIP (8)	3/12/2019	$278,073	$926,910	$2,224,584
2019 President Agribusiness PLIP (6)	3/12/2019	$231,727.5	$926,910	$2,317,275
2019 LTIP — PBRSUs	3/12/2019				2,700	9,000	18,000				$52.00	$467,010
2019 LTIP — TBRSUs	3/12/2019							5,500			$52.00	$285,395
2019 LTIP — Stock Options	3/12/2019								18,500	$51.89	$52.00	$166,315
Soren Schroder
2019 AIP	3/12/2019	$624,000	$2,080,000	$4,992,000
2019 LTIP — PBRSUs	3/12/2019				10,950	36,500	73,000				$52.00	$1,893,985
2019 LTIP — Stock Options	3/12/2019								78,000	$51.89	$52.00	$701,220
Thomas Boehlert
2019 AIP	3/12/2019	$232,500	$775,000	$1,860,000
2019 LTIP — PBRSUs	3/12/2019				6,000	20,000	40,000				$52.00	$1,037,800
2019 LTIP — TBRSUs	3/12/2019							12,000			$52.00	$622,680
2019 LTIP — TBRSUs	3/12/2019							27,500			$52.00	$1,426,975
2019 LTIP — Stock Options (9)	3/12/2019								40,500	$51.89	$52.00	$364,095
Gordon Hardie
2019 AIP	3/12/2019	$210,000	$700,000	$1,680,000
2019 LTIP — PBRSUs	3/12/2019				5,550	18,500	37,000				$52.00	$959,965
2019 LTIP — TBRSUs	3/12/2019							11,000			$52.00	$570,790
2019 LTIP — Stock Options (10)	3/12/2019								36,500	$51.89	$52.00	$328,135

(1)
Represents the range of annual cash incentive award opportunities under our Annual Incentive Plan and supplemental annual performance-based awards. The minimum potential payout for each of the listed officers was zero. The performance period began on January 1, 2019 and ended on December 31, 2019. For additional discussion, see "Annual Cash Incentive Awards" on page 41 of this proxy statement. Per the terms of the Annual Incentive Plan, Mr. Heckman's, Mr. Neppl's and Mr. Zachman's award is pro-rated based on their date of employment.

(2)
Represents the range of shares that may be released at the end of the January 1, 2019 — December 31, 2021 performance period for PBRSUs awarded under the 2016 Equity Incentive Plan. The minimum potential payout for each of the listed officers under the PBRSUs is zero. Payment of the award is subject to the achievement of certain financial metrics during the performance period. For additional discussion, see "Performance-Based Restricted Stock Unit Awards" on page 47 of this proxy statement.

(3)
On March 12, 2019 and May 16, 2019, respectably, the Human Resources and Compensation Committee granted stock options to the listed officers effective as of March 12, 2019 and May 16, 2019. Under the 2016 Equity Incentive Plan, the exercise price of the stock options was determined based on the average of the high and low sale prices of our common shares on the NYSE on March 12, 2019. The average of the high and low sale prices of our common shares on the NYSE on March 12, 2019 was $51.89 and on May 16, 2019 was $53.43. March 12, 2019 and May 16, 2019 are the grant dates of the stock options (as noted in the table above) for purposes of ASC Topic 718. The stock options vest in three equal annual installments commencing on the date of grant and generally remain exercisable until the tenth anniversary of the date of grant.

(4)
This column shows the full grant date fair value of PBRSUs and stock options under ASC Topic 718 granted to the listed officers in 2019. Generally, the full grant date fair value is the amount we would expense in our financial statements over the award's vesting period. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K regarding assumptions underlying valuation of equity awards.

(5)
Pursuant to Mr. Heckman's employment agreement, he received a one-time award of restricted common shares with a grant date fair market value of $2,000,000 in connection with his appointment as Chief Executive Officer and in order to increase his stake in the business contingent upon making a personal investment of $2,000,000 in Bunge shares on or before September 13, 2019. These matching restricted shares are restricted from transfer until Mr. Heckman has satisfied his stock ownership guideline of six times salary. Further, if Mr. Heckman resigns his employment other than for Good Reason or we terminate his employment for Cause prior to April 25, 2021, he must repay $2,000,000 to Bunge (net of any applicable withholding taxes and other authorized deductions).

(6)
Represents the range of award opportunity under a performance incentive for achievement in the Annual Risk Optimization Incentive Plan for Mr. Zachman and Mr. Dimopoulos. Mr. Zachman was awarded 50% of $1,557,292 which converted to 14,168 restricted stock units on March 10, 2020 and will vest ratably on March 10, 2021, March 10, 2022 and March 10, 2023. Mr. Dimopoulos was awarded 50% of $926,910 which converted into 8,433 restricted stock units on March 10, 2020 and will vest ratably on March 10, 2021, March 10, 2022 and March 10, 2023. These restricted stock units are at risk based on future performance of the Agribusiness product lines.

(7)
Amounts shown have been converted from Brazilian real to U.S. Dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(8)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

(9)
For Mr. Boehlert, 33,050 of these stock options were forfeited.

(10)
For Mr. Hardie, 29,786 of these stock options were forfeited.

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth information with respect to all outstanding equity awards as of December 31, 2019.

	Option Awards (1)					Stock Awards (2)

Name	Date of Grant	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price	Option Expiration Date	Date of Grant		Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)

Gregory Heckman	5/16/2019	—	480,000	$53.43	5/16/2029	5/16/2019	(5)	98,724	$5,681,566
						5/21/2019	(3)	38,588	$2,220,739
John Neppl						6/3/2019	(5)	9,168	$527,618
						6/3/2019	(8)	14,262	$820,778
Brian Zachman	3/12/2019	—	27,500	$51.89	3/12/2029	3/12/2019	(5)	13,882	$798,909
						3/12/2019	(7)	8,227	$473,464
Raul Padilla	3/3/2010	15,000	—	$61.60	3/3/2020			—	$0
	3/2/2011	30,000	—	$71.20	3/2/2021			—	$0
	2/29/2012	37,500	—	$67.63	2/28/2022			—	$0
	3/5/2013	30,000	—	$74.33	3/5/2023			—	$0
	2/28/2014	33,000	—	$79.47	2/28/2024			—	$0
	2/27/2015	37,500	—	$81.68	2/27/2025			—	$0
	3/1/2016	66,500	—	$50.07	3/1/2026			—	$0
	3/8/2017	34,000	17,000	$81.00	3/8/2027
	2/28/2018	15,500	31,000	$75.99	2/28/2028	2/28/2018	(4)	23,363	$1,344,541
	3/12/2019	—	41,000	$51.89	3/12/2029	3/12/2019	(5)	21,080	$1,213,154
						3/12/2019	(7)	12,853	$739,690
						8/1/2019	(5)	6,622	$381,096
Christos Dimopoulos	2/29/2012	750	—	$67.63	2/28/2022			—	$0
	3/5/2013	1,800	—	$74.33	3/5/2023			—	$0
	2/28/2014	2,700	—	$79.47	2/28/2024			—	$0
	2/27/2015	3,450	—	$81.68	2/27/2025			—	$0
	3/1/2016	5,300	—	$50.07	3/1/2026			—	$0
	3/8/2017	4,332	2,168	$81.00	3/8/2027	3/8/2017	(9)	1,189	$68,427
	2/28/2018	1,933	3,867	$75.99	2/28/2028	2/28/2018	(4)	3,078	$177,139
						2/28/2018	(6)	1,349	$77,635
	3/12/2019	—	18,500	$51.89	3/12/2029	3/12/2019	(5)	9,254	$532,568
						3/12/2019	(7)	5,655	$325,445
Soren Schroder	3/5/2013	38,175	—	$74.33	6/30/2022			—	$0
	2/28/2014	112,500	—	$79.47	6/30/2022			—	$0
	2/27/2015	129,000	—	$81.68	6/30/2022			—	$0
	3/1/2016	200,000	—	$50.07	6/30/2022			—	$0
	3/8/2017	181,500	—	$81.00	6/30/2022			—	$0
	3/4/2018	176,000	—	$75.99	6/30/2022			—	$0
	3/12/2019	78,000	—	$51.89	6/30/2022	3/12/2019	(5)	37,535	$2,160,139
Thomas Boehlert						2/28/2018	(4)	12,065	$694,341
						3/12/2019	(5)	3,792	$218,230
Gordon Hardie						2/28/2018	(4)	10,941	$629,655
						3/12/2019	(5)	3,506	$201,770

(1)
Represents unexercised options as of December 31, 2019. Options vest in one third installments on the first, second and third anniversaries of their respective date of grant. All options have a 10 year term.

(2)
Value of unvested restricted stock units using a share price of $57.55, the closing price of our common shares on December 31, 2019. PBRSUs for the 2017-2019 performance cycle are not included in the table, as they are considered earned as of December 31, 2019. Includes dividend equivalents accrued on outstanding restricted stock units.

(3)
These restricted shares are subject to certain restrictions on transfer, as provided in Mr. Heckman's employment agreement, until Mr. Heckman has satisfied his stock ownership guideline of six times salary. Further, if Mr. Heckman resigns his employment other than for Good Reason or we terminate his employment for Cause prior to April 25, 2021, he must repay $2,000,000 to Bunge (net of any applicable withholding taxes and other authorized deductions).

(4)
Payment amount of the PBRSUs will be determined as of December 31, 2020 based on satisfaction of performance targets for the 2018-2020 performance period. Awards are subject to continued service through the third anniversary of the date of grant (except as provided for Messrs. Boehlert and Hardie under their respective separation agreements).

(5)
Payment amount of the PBRSUs will be determined as of December 31, 2021 based on satisfaction of performance targets for the 2019-2021 performance period. Awards are subject to continued service through the third anniversary of the date of grant (except as provided for Messrs. Schroder, Boehlert, and Hardie under their respective separation agreements).

(6)
TBRSUs that will vest 25% on February 28, 2019, 25% on February 28, 2020 and 50% on February 28, 2021, subject to continued service.

(7)
TBRSUs that will vest in full on March 12, 2022, subject to continued service.

(8)
TBRSUs that will vest 33% on each of on June 3, 2020, June 3, 2021 and June 3, 2022, subject to continued service.

(9)
TBRSUs that will vest in full on March 8, 2020, subject to continued service.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth information with respect to the exercise of stock options during 2019 and vesting of restricted stock units during 2019.

	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (3)	Value Realized Upon Vesting ($)
Gregory Heckman	—	$—	1,096	$55,979
John Neppl	—	$—	—	$—
Brian Zachman	—	$—	—	$—
Raul Padilla	14,000	$8,382	—	$—
Christos Dimopoulos	—	$—	1,410	$74,638
Soren Schroder	10,000	$71,184	31,627	$1,759,884
Thomas Boehlert	7,450	$33,600	30,273	$1,715,420
Gordon Hardie	66,214	$334,080	6,162	$323,306

(1)
Performance results for the PBRSUs awarded for the 2017-2019 performance period that were scheduled to vest on March 8, 2020 were not achieved and all units were forfeited.

(2)
The value realized is the difference between the average of the high and low sale prices of Bunge's common stock on the date of exercise for shares held or the sale value upon exercise for shares sold and the exercise price of the stock option.

(3)
Represents TBRSUs awarded in 2016, 2017, and 2018 that vested in whole or in part during 2019. The value realized upon vesting of the TBRSUs was determined by multiplying the number of shares acquired on vesting by the average of the high and low sale prices of Bunge's common stock on the vesting date.

PENSION BENEFITS TABLE

The following table sets forth pension benefit information with respect to each defined benefit pension plan as of December 31, 2019.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits (1) ($)	Payments During Last Fiscal Year ($)
Gregory Heckman (2)	Pension Plan	—	—	—
	SERP	—	—	—
	Excess Plan	—	—	—
John Neppl (2)	Pension Plan	—	—	—
	SERP	—	—	—
	Excess Plan	—	—	—
Brian Zachman	Pension Plan	12.8 (3)	$386,149	—
	SERP	—	—	—
	Excess Plan	12.8 (3)	$884,732	—
Raul Padilla	Pension Plan	3.8	$183,502	—
	SERP	3.8	$466,695	—
	Excess Plan	3.8	$970,550	—
Christos Dimopoulos (2)	Pension Plan	—	—	—
	SERP	—	—	—
	Excess Plan	—	—	—
Soren Schroder	Pension Plan	13.6	$641,367	—
	SERP	13.6	$2,588,415	—
	Excess Plan	13.6	$5,441,663	—
Thomas Boehlert (4)	Pension Plan	2.1	$0	—
	SERP	2.1	$0	—
	Excess Plan	2.1	$0	—
Gordon Hardie	Pension Plan	8.0	$352,549	—
	SERP	8.0	$526,794	—
	Excess Plan	8.0	$1,191,892	—

(1)
Amounts were calculated as of December 31, 2019, using assumptions that were used for our audited consolidated financial statements based on the earliest age that an individual could receive an unreduced pension benefit. See Note 20 to the audited consolidated financial statements in the Form 10-K for material assumptions.

(2)
Mr. Heckman, Mr. Neppl and Mr. Dimopoulos do not participate in the defined benefit plans.

(3)
Reflects credit for past Bunge service from August 1999 through May 2012.

(4)
Upon his separation from service, Mr. Boehlert's pension benefit was forfeited pursuant to the terms of the defined benefit plans.

RETIREMENT PLAN BENEFITS

The listed officers are eligible to receive retirement benefits under the pension plan, the SERP and the excess benefit plan. Information regarding each of these plans is set forth below.

THE PENSION PLAN

The pension plan is a tax qualified retirement plan that covers substantially all of our U.S. based salaried and non union hourly employees. The pension plan was closed to new hires as of December 31, 2017. The pension plan pays benefits at retirement to participants who terminate employment or retire from Bunge after meeting the eligibility requirements for a benefit. The pension plan provides pension benefits based on: (i) the participant's highest average salary for 60 consecutive months within the 120 consecutive months prior to termination of employment ("final average salary") and (ii) the participant's length of service.

A participant's annual benefit is calculated as (i) 1% of his or her final average salary multiplied by his or her years of benefit service and (ii) 0.5% of his or her final average salary over the average of the social security wage base multiplied by years of benefit service to a maximum of 35 years. For purposes of the pension plan, average social security wage base means the average of the social security wage base during the 35 year period preceding the participant's social security retirement age. For purposes of the pension plan, a participant's salary for a year is deemed to include base salary and 50% of any award under our annual incentive plans for that year. Because the pension plan is a tax-qualified retirement plan, a participant's salary is restricted by the compensation limit imposed by the Internal Revenue Code. For 2019, this salary limit was $270,000. If a participant's salary exceeds this limit, such amounts are subject to the non tax-qualified retirement plans described below.

Participants are entitled to an annual pension benefit for life, payable in equal monthly installments. Participants may earn increased pension benefits by working additional years. The normal retirement age under the pension plan at which a participant may receive an unreduced normal retirement benefit is age 65.

Participants who complete 10 or more years of service with the company may elect to receive an early retirement benefit following attainment of age 55. Mr. Schroder and Mr. Padilla are eligible to elect to receive an early retirement benefit. Benefits payable to a participant who retires between ages 60 and 62 are subject to a 0.4% reduction for each month before age 62 and a 0.5% reduction for each month between ages 55 and 59. Participants who have 10 years of service and retire on or after age 62 are eligible to receive an unreduced early retirement benefit.

The present value estimates shown in the Pension Benefits Table assume payment in the form of a single life annuity of the listed officer's accrued benefit under the pension plan, based on a participant's salary and service through December 31, 2019 (the pension plan measurement date for financial reporting purposes) and commencing on the earliest date that benefits are available unreduced. The present value assumes a discount rate of 3.9% and mortality as set forth in the Mercer Industry Longevity Experience Study generational annuitant only mortality table with no collar for the Consumer Goods and Food and Drink industry projected using the mortality improvement scale implied by the Social Security Administration's rates of mortality.

THE EXCESS BENEFIT PLAN

The excess benefit plan, a non tax qualified retirement plan, is designed to restore retirement benefits that cannot be paid from the pension plan due to the Internal Revenue Code limits described above. The benefit provided under the excess benefit plan will equal the difference between (i) the benefit that would have been earned under the pension plan, without regard to any Internal Revenue Code limitations, and (ii) the actual benefit payable from the pension plan. All listed officers participating in the pension plan are potentially eligible to participate in the excess benefit plan, provided that their pension plan benefits are limited by the Internal Revenue Code.

Benefits payable under the excess benefit plan are payable to participants following termination of employment on the later of the first day of the month following the participant's (i) six month anniversary of termination of employment or (ii) 65th birthday, or if the participant has 10 years of service, the first day of the month following the participant's 62nd birthday, in accordance with the applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the excess benefit plan are paid out of the company's general assets.

The present value estimates shown in the Pension Benefits Table for accumulated benefits under the excess benefit plan are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the pension plan.

SERP

We have adopted a SERP, a non tax-qualified retirement plan, to attract, retain and reward certain key employees whose benefits under the pension plan and the excess benefit plan are limited by the definition of compensation in the pension plan and further limited by the Internal Revenue Code. The Board designates those key employees who are eligible to participate in the SERP.

A participant's SERP benefit equals the amount that his or her benefit would equal if the pension plan (i) included 100% of such participant's bonus compensation when calculating his or her benefit and (ii) was administered without regard to any Internal Revenue Code limitation over any amounts payable to such participant under the pension plan and/or excess benefit plan, as applicable.

Benefits payable under the SERP are paid coincident with and in the same distribution form and manner as the payment of the participant's benefit under the excess benefit plan, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the SERP are paid out of the company's general assets.

The present value estimates shown in the Pension Benefits Table for accumulated benefits under the SERP are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the pension plan.

NON QUALIFIED DEFERRED COMPENSATION TABLE

The following table sets forth certain information with respect to our nonqualified deferred compensation plans as of December 31, 2019.

		Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)		Aggregate Earnings in Last FY ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Gregory Heckman	—	—		—		—	—
John Neppl	—	—		—		—	—
Brian Zachman	—	—		—		—	—
Raul Padilla	—	—		$18,672		—	$93,802
Christos Dimopoulos	—	—		$454,192	(2)	—	—
Soren Schroder	—	$41,000	(1)	$50,373		—	$326,374
Thomas Boehlert	—	$19,367	(1)	$5,835		—	$40,434
Gordon Hardie	—	—		—		—	—

(1)
The amount set forth is included in the "All Other Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

(2)
Represents a portion of the supplemental annual incentive award previously made to Mr. Dimopoulos under the Bunge Product Line Incentive Plan for performance years 2016 and 2017 that was mandatorily deferred. This amount was paid on March 31, 2019.

401(K) PLAN

We sponsor a 401(k) Plan, a tax-qualified retirement plan that covers substantially all of Bunge's U.S.-based salaried and non-union hourly employees. Participants may contribute up to 50% of their compensation on a before tax basis into their 401(k) Plan accounts. In addition, we match an amount equal to 100% for each dollar contributed by participants on the first 3% of their regular earnings and 50% for each dollar contributed on the next 2% of their regular earnings.

Because the 401(k) Plan is a tax-qualified retirement plan, the Internal Revenue Code limits the "additions" that can be made to a participant's 401(k) Plan account each year (for 2019, $60,000 including catch-up contributions). "Additions" include company matching contributions and before-tax contributions made by a participant. In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan. In 2019, this compensation limit was $270,000. Participants may also direct the investment of their 401(k) Plan accounts into several investment alternatives, including a Bunge common share fund.

EXCESS CONTRIBUTION PLAN

We sponsor an excess contribution plan, which is a non tax-qualified defined contribution plan that is designed to restore retirement benefits that cannot be paid from the 401(k) Plan due to Internal Revenue Code limits. Participants in the 401(k) Plan are eligible to participate in the excess contribution plan, provided that their 401(k) Plan benefits are limited by the Internal Revenue Code.

The amounts shown as "Registrant Contributions" represent company matching contributions made under the excess contribution plan to the listed officers and are also reported in the "All Other Compensation" column of the Summary Compensation Table. The benefit provided under the excess contribution plan is equal to the difference between the benefit that would have been earned under the 401(k) Plan, without regard to any Internal Revenue Code limits, and the actual benefit provided under the 401(k) Plan. A Participant's account balance is credited with the same investment return as the investment alternatives he or she selected under the 401(k) Plan (including the Bunge common share fund).

Payments are made from our general assets in a lump sum cash payment following a participant's termination of employment, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code.

DEFERRED COMPENSATION PLAN

We maintain a deferred compensation plan, which is a non tax-qualified deferred compensation plan, is designed to provide participants with an opportunity to defer receipt of current income into the future on a tax deferred basis. Amounts deferred into the deferred compensation plan are shown as "Executive Contributions" and are reported in the Summary Compensation Table and, in the case of PBRSUs, have previously been reported.

Eligible employees (including the listed officers) who meet the minimum base salary level may participate in the deferred compensation plan. For 2019, the minimum base salary level required to participate in the deferred compensation plan was $270,000.

The deferred compensation plan allows participants to voluntarily defer from 1% to 10% of their base salary and 10% to 100% of their annual incentive compensation and PBRSUs. Gains and losses are credited based on a participant's election of a variety of deemed investment choices.

Subject to the applicable restrictions set forth in Section 409A of the Internal Revenue Code, a participant may elect to defer receipt of income for any period not less than 36 months from the date of deferral and will receive a distribution of his or her account following the end of his or her elected deferral period or death. Subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code, participants may elect to receive payment of their deferred account balance in a lump sum or in up to 25 annual installments. Distributions of a participant's account are made in cash and from our general assets.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the listed officers in the event of certain terminations of employment. The amount of compensation payable to the listed officer in each situation is shown in the table below. The amounts assume that the respective termination of employment event occurred on December 31, 2019.

These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the listed officers, which would only be known at the time that they become eligible for payment. The amounts are in addition to (i) vested or accumulated benefits generally under our defined benefit pension plans, 401(k) plans, and nonqualified deferred compensation plans, which are set forth in the disclosure tables above; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to U.S.-based salaried employees, such as accrued vacation.

Unless stated otherwise, the value of unvested and accelerated stock options shown in the tables below have been determined by multiplying (i) the number of unvested stock options that would have been accelerated by (ii) the difference between (x) the exercise price of the stock option and (y) $57.35, which was the average of the high and low sale prices of our common shares on December 31, 2019. Likewise, the value of unvested restricted stock unit awards shown in the tables below have been determined by multiplying (i) the number of unvested restricted stock units that would have been accelerated by (ii) the average of the high and low sale prices of our common shares on December 31, 2019, or in the case of Messrs. Schroder, Boehlert, and Hardie, the closing price of our common shares on the respective dates of their separation from service.

Name	Executive Benefits and Payments Upon Termination (1)	Death, Disability or Retirement ($)	Termination without Cause or Resignation for Good Reason ($)	Change of Control followed by Termination without Cause or Resignation for Good Reason ($)
Gregory Heckman	Cash Compensation (2)
	Severance	$0	$6,240,000	$6,240,000
	Medical Continuation	$0	$22,024	$22,024
	Equity Incentive Plan
	Performance-Based Restricted Stock Units (3)
	2019-2021	$1,184,070	$1,184,070	$5,661,821
	Stock Options Unvested and Accelerated	$393,504	$393,504	$1,881,600
	Total	$1,577,574	$7,839,598	$13,805,445
John Neppl	Cash Compensation (4)
	Severance	$0	$1,400,000	$2,800,000
	Equity Incentive Plan
	Performance-Based Restricted Stock Units (3)
	2019-2021	$101,316	$101,316	$525,785
	Time-Based RSUs Unvested and Accelerated	$157,609	$157,609	$817,926
	Total	$258,925	$1,658,925	$4,143,711
Brian Zachman	Cash Compensation
	Severance	$0	$1,300,000	$2,600,000
	Equity Incentive Plan
	Performance-Based Restricted Stock Units (3)
	2019-2021	$213,756	$213,756	$796,133
	Stock Options Unvested and Accelerated	$40,314	$40,314	$150,150
	Time-Based RSUs Unvested and Accelerated	$126,680	$126,680	$471,818
	Total	$380,750	$1,680,750	$4,018,101
Raul Padilla	Cash Compensation (5)
	Severance	$0	$2,338,751	$4,677,501
	Equity Incentive Plan
	Performance-Based Restricted Stock Units (3)
	2018-2020	$821,052	$821,052	$1,339,868
	2019-2021	$377,309	$377,309	$1,588,710
	Stock Options Unvested and Accelerated	$60,105	$60,105	$223,860
	Time-Based RSUs Unvested and Accelerated	$197,912	$197,912	$737,120
	Total	$1,456,378	$3,795,129	$8,567,059
Christos Dimopoulos	Cash Compensation (7)
	Severance	$0	$1,544,850	$3,089,700
	Equity Incentive Plan
	Performance-Based Restricted Stock Units (3)
	2018-2020	$108,171	$108,171	$176,523
	2019-2021	$142,494	$142,494	$530,717
	Stock Options Unvested and Accelerated	$27,120	$27,120	$101,010
	Time-Based RSUs Unvested and Accelerated	$172,729	$172,729	$469,639
	Total	$450,514	$1,995,364	$4,367,589

(1)
Total does not include vested amounts or accumulated benefits through December 31, 2019, including vested stock options, accumulated retirement benefits and amounts under deferred compensation plans, as those amounts are set forth in the disclosure tables above.

(2)
Mr. Heckman's severance terms are summarized in the Heckman Employment Agreement, on page 71 of this proxy statement.

(3)
For disclosure purposes only, we have assumed that target performance measures were achieved for performance based awards as of December 31, 2019.

(4)
For purposes of this table, Mr. Neppl's compensation for 2019 is as follows: base salary equal to $700,000 and a target annual bonus equal to $700,000. Pursuant to Mr. Neppl's employment offer letter dated May 7, 2019, if his employment is terminated by the company without "Cause" or he resigns for "Good Reason," he is entitled to a payment equal to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, Mr. Neppl will receive his pro rated AIP award for the year in which his employment is terminated based on the company and individual performance goals achieved for the performance period. Such benefits would be contingent upon delivery of a release of any employment related claims against the company in a form mutually agreeable to Mr. Neppl and the company.

(5)
For purposes of this table, Mr. Padilla's compensation for 2019 is as follows: base salary equal to $1,039,445 and a target annual bonus equal to $1,179,797. Pursuant to Mr. Padilla's employment offer letter effective as of July 1, 2010, if his employment is terminated under circumstances that would call for severance pay under the company's severance program, he is entitled to the greater of (i) the standard severance benefits of the company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance related, Mr. Padilla will receive his pro rated AIP award for the year in which his employment is terminated. Such benefits would be contingent upon delivery of a release of any employment related claims against the company in a form mutually agreeable to Mr. Padilla and the company. Amounts shown have been converted from Brazilian reals to U.S. dollars at the exchange rate of 0.2479 U.S. dollars per Brazilian real as of December 31, 2019.

(6)
For purposes of this table, Mr. Zachman's compensation for 2019 is as follows: base salary equal to $650,000 and a target annual bonus equal to $650,000. Pursuant to Mr. Zachman's employment offer letter dated December 28, 2018, if his employment is terminated by the company without "Cause" or he resigns for "Good Reason," he is entitled to a payment equal to 12 months of his then base salary, plus 12 months of his target AIP award. Such benefits would be contingent upon delivery of a release of any employment related claims against the company in a form mutually agreeable to Mr. Zachman and the company.

(7)
For purposes of this table, Mr. Dimopoulos's compensation for 2019 is as follows: base salary equal to $617,940 and a target annual bonus equal to $926,910. Pursuant to Mr. Dimopoulos's offer letter effective October 29, 2018, if his employment is terminated by the company without "Cause," he is entitled to a payment equal to 12 months of his then salary, plus 12 months of his target AIP award. In addition, Mr. Dimopoulos will receive his pro rated AIP award for the year in which his employment is terminated based on the company and individual performance goals achieved for the performance period. Such benefits would be contingent upon delivery of a release of any employment related claims against the company in a form mutually agreeable to Mr. Dimopoulos and the company. Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0299 U.S. dollars per Swiss franc as of December 31, 2019.

Schroder Employment Agreement and Separation Agreement — Termination Provisions. Upon his termination of employment, Mr. Schroder was entitled to the following payments and benefits pursuant to his employment agreement and separation agreement:

  •
  two times the sum of his base salary and the average of the annual cash bonuses paid over the two-year period immediately prior to his termination of employment, payable in 24 monthly installments;

  •
  a prorated annual bonus for 2019 based on performance achieved;

  •
  a transition bonus of $3,000,000, paid in equal 24 monthly installments;

  •
  all outstanding PBRSUs, except for the 2019-2021 PBRSUs, will be earned based on performance achieved through December 31, 2018. The 2019 PBRSUs will be earned based on performance achieved for the full performance period; and

  •
  immediate vesting of any service requirements in respect of any equity-based award.

The severance payments and benefits provided to Mr. Schroder are set forth in the table below:

Payment or Benefit	Amount
Cash severance payment	$6,996,320
Transition bonus	$3,000,000
Value of 2017-2019 PBRSUs	$0
Value of 2018-2020 PBRSUs	$1,759,884
Value of 2019-2021 PBRSUs	$2,052,468
Acceleration value of unvested stock options	$1,482,360

Total	$15,291,032

As a condition to receiving the severance payments and benefits, Mr. Schroder is bound by the terms of the non-competition and non-solicitation provisions contained in the separation agreement for 18 months following the date of his separation and by the terms of the confidentiality provision indefinitely.

As per Mr. Schroder's separation agreement, his 2019-2021 PBRSUs shall remain outstanding and the actual amount earned will be determined based on the company's actual performance over the performance period in accordance with the equity incentive plan.

As per the terms of the company's equity incentive plans, Mr. Schroder is retirement eligible and his vested stock options will remain exercisable for 36 months following his separation date.

Boehlert Separation Agreement — Termination Provisions. Upon his termination of employment, Mr. Boehlert was entitled to the following payments and benefits pursuant to his offer letter:

  •
  a lump sum cash severance payment equal to 12 months of his base salary, plus his target annual bonus opportunity for 2019;

  •
  a prorated annual bonus for 2019 based on his target incentive award;

  •
  six months of outplacement services;

  •
  a lump sum medical care payment; and

  •
  all outstanding equity awards under the equity incentive plans are subject to the terms and conditions set forth in the plan and applicable award agreement.

The severance payments and benefits provided to Mr. Boehlert are set forth in the table below:

Payment or Benefit	Amount
Cash severance payment	$2,131,250
Medical care payment	$7,540
Value of 2017-2019 PBRSUs	$0
Value of 2018-2020 PBRSUs	$676,835
Value of 2019-2021 PBRSUs	$212,721
Value of time-vested RSUs	$1,715,420
Acceleration value of unvested stock options	$35,239

Total	$4,779,005

As a condition to receiving the severance payments and benefits, Mr. Boehlert is bound by the terms of the non-competition and non-solicitation provisions contained in the separation agreement for 12 months following the date of his separation and by the terms of the confidentiality provision indefinitely.

The actual amount earned will be determined based on the company's actual performance over the performance period in accordance with the equity incentive plan.

Hardie Separation Agreement — Termination Provisions. Upon his termination of employment, Mr. Hardie was entitled to the following payments and benefits pursuant to his offer letter:

  •
  a lump sum cash payment equal to 12 months of his base salary, plus his target annual bonus opportunity for 2019;

  •
  a prorated annual bonus for 2019 based on performance achieved;

  •
  a lump sum payment in lieu of outplacement services;

  •
  a lump sum medical care payment, payable within 45 days from the effective date; and

  •
  all outstanding equity awards under the equity incentive plans are subject to the terms and conditions set forth in the plan and applicable award agreement.

The estimated value of the payments and benefits provided to Mr. Hardie is set forth in the table below:

Payment or Benefit	Amount
Cash severance payment	$1,752,333
Outplacement services	$6,500
Medical care payment	$15,000
Value of 2017-2019 PBRSUs	$0
Value of 2018-2020 PBRSUs	$613,761
Value of 2019-2021 PBRSUs	$196,698
Value of time-vested RSUs	$114,203
Acceleration value of unvested stock options	$421,482

Total	$3,119,977

As a condition to receiving the severance payments and benefits, Mr. Hardie is bound by the terms of the non-competition and non-solicitation provisions contained in the separation agreement for 12 months following the date of his separation and by the terms of the confidentiality provision indefinitely.

The actual amount earned will be determined based on the company's actual performance over the performance period in accordance with the equity incentive plan.

ADDITIONAL INFORMATION REGARDING POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

Heckman Employment Agreement

Effective as of April 25, 2019, we entered into an employment agreement with Mr. Heckman.

The term of Mr. Heckman's employment under the agreement will commence on April 25, 2019 and end on April 25, 2022; provided, that the term will be extended for additional one-year periods unless either party provides written notice not to extend within 90 days prior to the expiration date.

The agreement provides that in the event of Mr. Heckman's termination without "Cause" or his resignation for "Good Reason," his severance will be equal to:

  •
  two times the sum of the highest base salary paid to him over the 12 month period immediately prior to his termination of employment and his target annual incentive bonus for the year in which the termination occurs, payable in monthly installments over 24 months ("the severance period");

  •
  a pro rata portion of the annual incentive bonus he would have been entitled to receive for the performance period had he remained employed;

  •
  retirement treatment with respect to any vesting or service condition under any outstanding equity-based awards;

  •
  reimbursement of COBRA benefits for up to 18 months (to cease if Mr. Heckman becomes eligible for group health benefits under a plan of a new employer); and

  •
  without duplication of the above, any other benefits due to other senior executives upon termination.

In the event of Mr. Heckman's resignation for Good Reason or termination without Cause during a "Change of Control Period," he will be entitled to the same severance benefit as set forth above, except that any vesting or service condition under any outstanding equity-based awards will be deemed fully satisfied (with any performance-based requirements to be deemed satisfied at target) and any stock options shall remain exercisable for the remainder of their term.

If Mr. Heckman is terminated for Cause or resigns without Good Reason, he is eligible to receive only any unpaid but accrued base salary, accrued but unused paid time off, and reimbursement of incurred and unreimbursed expenses.

If Mr. Heckman's employment terminates due to his death or "Disability," he (or, if applicable, his estate) will be entitled to any unpaid but accrued base salary, accrued but unused paid time off, reimbursement of incurred and unreimbursed expenses, and unpaid but earned annual incentive bonus. In addition, he (or his estate) will be entitled to receive a pro rata bonus due for the year in which such death or Disability occurs.

Mr. Heckman has also agreed to non-competition and non-solicitation covenants that will apply for at least 24 months following his termination of employment and customary confidentiality restrictions. In the event that Mr. Heckman breaches any of the covenants, we may cease any further severance payments. Mr. Heckman must also execute and deliver a general mutual release of claims against the company.

The following definitions are provided in Mr. Heckman's employment agreement for certain of the terms used in this description:

"Cause" means Mr. Heckman's termination of employment for any of the following reasons: (a) any willful act or omission or any act of gross negligence that constitutes a material breach of the agreement; (b) willful and continued failure or refusal to substantially perform his duties (other than any such failure resulting from his disability or incapacity), provided that Bunge's failure to achieve performance or strategic targets, goals or initiatives shall not be the sole factor in determining his failure to substantially perform his duties; (c) conviction of, or a plea of nolo contendere to, a felony, or any misdemeanor or similar offense involving moral turpitude (other than any traffic-related offense); (d) any willful commission of any act of fraud, forgery, theft (unless de minimis), misappropriation or embezzlement; or (e) any other willful misconduct that is materially injurious to the financial condition, business or reputation of, or is otherwise materially injurious to, Bunge and its subsidiaries.

"Good Reason" means a resignation by Mr. Heckman for any of the following reasons: (a) a failure to pay material compensation that is due and payable; (b) a material diminution in his total direct compensation; (c) a material diminution of his authority, responsibilities or positions under the agreement; (d) any relocation at Bunge's request of his principal place of employment to a location more than 50 miles outside of his principal place of employment; and (e) any material breach by Bunge of its obligations to him under the agreement or any other material written agreement.

"Disability" means a medically determinable physical or mental impairment that has rendered Mr. Heckman unable to substantially perform each of the essential duties of his position for a continuous period of not less than 180 days.

"Change of Control" means the occurrence of any of the following events: (a) the acquisition by any person of 35% or more of Bunge's common shares; (b) a merger, amalgamation or consolidation of Bunge, a disposition of all or substantially all of Bunge's assets or the acquisition of assets of another corporation, except if it would result in continuity of Bunge's shareholders of more than 50% of the then outstanding common shares and outstanding voting securities, as the case may be; or (c) a change in a majority of the members of the Board of Directors without approval of the existing Board members.

"Change of Control Period" means the period beginning on the date of the Change of Control and ending 24 months later, and can include the 12 month period immediately preceding such Change of Control, if Mr. Heckman is terminated without Cause during this 12 month period and there is a reasonable basis to conclude such termination was at the request or direction of the acquirer.

Change of Control Severance Agreements

We have change of control severance agreements with each of the listed officers whose employment is continuing, other than Mr. Heckman whose existing employment agreement contains a change of control provision. The change of control severance agreements provide for cash severance benefits in the event that an executive's employment is terminated by us or a successor without "cause" or by the executive for "good reason," in each case before the second anniversary of a "change of control" of the company, as those terms are defined in the agreements.

The change of control severance agreements provide that, upon a qualifying termination, the executive would be entitled to a lump sum payment equal to (i) 24 months of the executive's base salary in effect immediately prior to the termination date, and (ii) an amount equal to two times the executive's annual target bonus for the year in which the termination occurs.

In addition, the executive will be entitled to receive accelerated vesting of all outstanding equity awards, with any stock options remaining exercisable for the remainder of their full term, and with unvested performance-based equity awards deemed vested at the greater of (i) actual performance or (ii) target levels with respect to performance goals or other vesting criteria.

As a condition to receiving the severance benefits, an executive must timely execute and deliver a general release of claims against the company. Executives are bound by an 18-month non-competition covenant. The agreements do not provide for a tax gross-up.

Equity Acceleration Under the Equity Incentive Plans

Under the 2009 Equity Incentive Plan and the 2016 Equity Incentive Plan, a participant's equity award will be subject to the following treatment upon a termination of employment (except as otherwise may be provided under an individual award agreement or employment agreement):

  •
  In the event of a termination of employment due to death, disability or retirement (age 65 or age 55 with 10 years of service), an individual's stock options granted (i) under the 2009 Equity Incentive Plan will become fully vested and immediately exercisable and (ii) under the 2016 Equity Incentive Plan will vest pro rata through the date of termination. Disability has the same meaning as under our long-term disability plan for all awards except incentive stock options, for which disability means permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.

  •
  In the event of a termination of employment without Cause, all stock options granted (i) under the 2009 Equity Incentive Plan that would have vested in the 12-month period following termination of employment will immediately vest and become exercisable and (ii) under the 2016 Equity Incentive Plan will vest pro rata through the date of termination.

Generally, for all terminations of employment other than for Cause or voluntary resignation, all time-based and performance-based restricted stock unit awards vest pro rata through the date of termination (for PBRSUs, subject to satisfaction of applicable performance goals and a minimum one year service period).

Upon a change of control of the company, outstanding equity awards under the 2009 Equity Incentive Plan and the 2016 Equity Incentive Plan will be subject to the terms and conditions of the Heckman Employment Agreement and the change of control severance agreements, respectively.

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common shares by each member of our Board, each executive officer and our directors and executive officers as a group as of March 15, 2020, based on 141,926,194 shares issued and outstanding.

All holders of our common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares, and the voting rights attached to common shares held by our directors, executive officers or major shareholders do not differ from those that attach to common shares held by any other holder.

Under Rule 13d-3 of the Exchange Act, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

	Amount and Nature of Beneficial Ownership
		(Number of Shares)
Beneficial Owner	Direct or Indirect (1)	Voting or Investment Power (2)	Right to Acquire (3)	Percent of Class
Ernest G. Bachrach (4)	83,586	—	—	*
Sheila Bair	500	—	—	*
Vinita Bali	2,305	—	—	*
Enrique H. Boilini (4)	70,628	—	—	*
Carol M. Browner	13,377	—	—	*
Paul Cornet de Ways-Ruart (4)	5,367	107,700	—	*
Andrew Ferrier	17,387	—	—	*
Paul Fribourg	127,046	3,931,155	—	2.86%
J. Erik Fyrwald	20,337	—	—	*
Gregory A. Heckman	250,832	—	—	*
Bernardo Hees	—	—	—	*
Kathleen Hyle	16,506	—	—	*
L. Patrick Lupo (4)	46,094	—	—	*
John E. McGlade (4)	9,525	—	—	*
Henry W. (Jay) Winship	17,096	—	—	*
Mark N. Zenuk	8,174	—	—	*
Thomas M. Boehlert (4)	42,700	—	—	*
Deborah Borg	6,212	—	82,998	*
Aaron Buettner	4,132	—	18,498	*
Christos Dimopoulos	9,687	—	30,532	*
Gordon Hardie (4)	32,736	—	—	*
Pierre Mauger	8,812	—	159,932	*
John Neppl	17,500	—	—	*
Raul Padilla	71,985	—	330,166	*
Joseph Podwika	15,000	—	—	*
Soren Schroder (4)	84,836	—	915,175	*
Robert Wagner	—	—	—	*
Brian Zachman	39,111	—	9,166	*
All directors and executive officers as a group (20 persons) (5)	645,999	3,931,155	631,292	3.67%

*
Less than 1%.

(1)
These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account or in a family trust.

(2)
This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by corporate entities with whom they are presumed to share voting and/or investment power. Mr. Fribourg disclaims beneficial ownership of any shares to which he does not have a pecuniary interest.

(3)
This column includes shares which executive officers have a right to acquire through the exercise of stock options granted under our Equity Incentive Plans that have vested or will vest within 60 days of March 15, 2020.

(4)
Represents, for Messrs. Bachrach, Boilini, Cornet de Ways-Ruart, Lupo and McGlade, holdings on the date on which such individual resigned as director or the date on which such individual's term as director ended. Represents, for Messrs. Boehlert, Hardie and Schroder, holdings on the last day of such individual's employment with the company.

(5)
Amounts exclude holdings for Messrs. Bachrach, Boilini, Cornet de Ways-Ruart, Lupo, McGlade, Boehlert, Hardie and Schroder.

The following table sets forth information regarding the beneficial ownership of our common shares by persons or groups known to Bunge to be beneficial owners of more than 5% of our issued and outstanding common shares.

Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Outstanding on December 31, 2019
The Vanguard Group (1)	14,966,227	10.6%
T. Rowe Price Associates, Inc. (2)	14,799,840	10.4%
BlackRock, Inc. (3)	9,236,272	6.5%

(1)
Based on information filed with the SEC on Schedule 13G/A on February 12, 2020: (i) The Vanguard Group reported beneficial ownership of 14,966,227 shares, sole voting power as to 101,827 of the shares, shared voting power as to 56,793 of the shares, sole dispositive power as to 14,816,699 of the shares and shared dispositive power as to 149,528 of the shares, (ii) Vanguard Fiduciary Trust Company reported beneficial ownership of 53,809 shares and (iii) Vanguard Investments Australia, Ltd. reported beneficial ownership of 140,944 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)
Based on the information filed with the SEC on Schedule 13G/A on February 14, 2020: T. Rowe Price Associates, Inc. reported beneficial ownership of 14,799,840 shares, sole voting power as to 5,980,723 of the shares and sole dispositive power as to 14,763,799 of the shares. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(3)
Based on information filed with the SEC on Schedule 13G/A on February 5, 2020: BlackRock, Inc. reported beneficial ownership of 9,236,272 shares, sole voting power as to 7,913,010 of the shares and sole dispositive power as to 9,236,272 of the shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

AUDIT COMMITTEE REPORT

Our Audit Committee is composed of four independent directors, all of whom are financially literate. In addition, our Board has determined that Mr. Winship qualifies as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee operates under a written charter which reflects NYSE listing standards and SEC requirements regarding audit committees. A copy of the charter is available through the "Investors — Governance" section of our website at www.bunge.com.

The Audit Committee's primary role is to assist the Board in fulfilling its responsibility for oversight of (1) the quality and integrity of our financial statements and related disclosures, (2) our compliance with legal and regulatory requirements, (3) our independent auditors' qualifications, independence and performance and (4) the performance of our internal audit and control functions.

Our management is responsible for the preparation of our financial statements, our financial reporting process and our system of internal controls. Our independent auditors are responsible for performing an audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the PCAOB, and issuing an opinion as to the conformity of those audited financial statements to U.S. generally accepted accounting principles and for auditing the effectiveness of our internal control over financial reporting. The Audit Committee monitors and oversees these processes.

The Audit Committee has sole authority over the selection of our independent auditors and manages our relationship with the independent auditors (who report directly to the Audit Committee). Deloitte & Touche LLP has served as our independent auditors since 2002. Each year, the Audit Committee evaluates the performance, qualifications and independence of the independent auditors. The Audit Committee is also involved in the selection of the lead audit partner. The Audit Committee pre-approves all audit, audit-related services, tax services and other services provided by the independent auditor and the fees for those services pursuant to written policies and procedures.

The Audit Committee meets with management and the independent auditors periodically to consider the adequacy of our internal controls. The Audit Committee also receives regular updates from our internal audit function, which has unrestricted access to the Audit Committee.

The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements as of and for the year ended December 31, 2019 and Deloitte's evaluation of our internal control over financial reporting. The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte's communications with the Audit Committee concerning independence and has discussed with them their independence from Bunge and its management. The Audit Committee also considered whether the non-audit services provided by Deloitte & Touche LLP to us during 2019 were compatible with their independence as auditors.

Based on these reviews and discussions, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Henry W. (Jay) Winship, Chair
Sheila Bair
Vinita Bali
Mark N. Zenuk

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS' FEES

General

Our Board has recommended and asks that you appoint Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2020 and authorize the Audit Committee of the Board to determine the independent auditors' fees. You would be acting based on the recommendation of our Audit Committee. Deloitte & Touche LLP has audited our annual financial statements since 2002. Pursuant to Bermuda law and our bye-laws, an auditor is appointed at the annual general meeting or at a subsequent general meeting in each year and shall hold office until a successor is appointed.

The affirmative vote of a majority of the votes cast on the proposal is required to make such appointment. If you do not appoint Deloitte & Touche LLP, our Board will reconsider its selection of Deloitte & Touche LLP and make a new proposal for independent auditors.

Representatives of Deloitte & Touche LLP are expected to access the virtual Annual General Meeting and will have the opportunity to make a statement if they desire to do so. We also expect that they will be available to respond to questions.

Fees

The chart below sets forth the aggregate fees for professional services rendered by the Deloitte & Touche LLP for services performed in each of 2019 and 2018, and breaks down these amounts by category of service:

	2019	2018

Audit Fees	$13,669,336	$13,564,875
Audit-Related Fees	351,240	1,394,741
Tax Fees	149,664	725,183
All Other Fees	—	—

Total	$14,170,240	$15,684,799

Audit Fees

Audit fees are fees billed for the audit of our annual consolidated financial statements, the audit of our internal control over financial reporting and the reviews of our quarterly financial statements. Additionally, audit fees include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

For 2019 and 2018, audit-related fees include fees for audits in conjunction with acquisitions and divestitures, statutory attestation services, work related to employee benefit plans and certain other agreed-upon procedures engagements.

Tax Fees

Tax fees in 2019 and 2018 primarily relate to tax compliance services, tax planning advice and tax due diligence. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

No fees were paid to Deloitte & Touche LLP in 2019 and 2018 for any other professional services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for pre-approval of all audit services, audit-related services, tax services and other services provided by our independent auditors. Pre-approval is detailed as to particular types of services and is subject to specific fee levels. The independent auditor and management are required to periodically report to the Audit Committee regarding the services that have been provided to us in accordance with this pre-approval policy.

All of the services relating to the fees described in the table above were pre-approved by our Audit Committee. In making its recommendation to appoint Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2020, the Audit Committee has considered whether the services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP and has determined that such services do not interfere with Deloitte & Touche LLP's independence.

OUR BOARD RECOMMENDS THAT, BASED ON THE RECOMMENDATION OF THE AUDIT COMMITTEE, YOU VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020 AND THE AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS' FEES.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to the rules of the SEC, we are required to provide shareholders with a non-binding advisory "say-on-pay" vote to approve the compensation of our named executive officers as disclosed in the Compensation Discussion & Analysis, which we refer to as CD&A, related compensation disclosure tables and narrative disclosures that accompany the compensation disclosure tables in this proxy statement. The Board recognizes the importance of our shareholders' opportunity to cast an advisory say-on-pay vote as a means of expressing views regarding the compensation of our named executive officers. In 2019, 82% of the shares voted on the say-on-pay proposal were voted "for" the proposal.

Our compensation philosophy is to pay for performance, support our business goals, align the interests of management and our shareholders and offer competitive compensation arrangements to attract, retain and motivate high-caliber executives. As discussed in the CD&A, we have provided shareholders with a description of our executive compensation program, including the philosophy underpinning the program, the individual elements of the compensation program, and how our compensation program is administered. Our executive compensation program consists of elements designed to complement each other and reward achievement of short-term and long-term objectives by linking compensation to key performance metrics. We have chosen the selected metrics to align executive compensation to the achievement of strong financial performance and the creation of shareholder value. Our Human Resources and Compensation Committee regularly reviews our executive compensation program to ensure alignment with our business strategy and compensation philosophy. Additionally, our executive compensation program has been designed to appropriately balance risks and rewards and discourage excessive risk-taking by our executives.

For the reasons highlighted above, and more fully discussed in the CD&A, the Board unanimously recommends that shareholders vote in favor of the following advisory resolution:

"RESOLVED, that the shareholders approve the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative disclosure in this Proxy Statement."

You may vote "for" or "against" this proposal, or you may abstain from voting. Although the vote on this Proposal 3 is advisory and non-binding, the Human Resources and Compensation Committee and the Board will review the voting results on the proposal and will consider shareholder views in connection with our executive compensation program.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN

BACKGROUND

We are asking shareholders to approve an amendment to the Bunge Limited 2016 Equity Incentive Plan, which we refer to as the 2016 EIP, to increase the number of authorized common shares available for issuance under the 2016 EIP by 5,100,000 shares. As of March 16, 2020, 222,166 shares remained available for future grants under the 2016 EIP. Our Human Resources and Compensation Committee and Board believes that this share increase is necessary to ensure that we have a sufficient reserve of shares available to: (i) attract, retain and motivate key employees, consultants, and independent contractors; (ii) compensate them for their contributions to our growth and profitability; (iii) to encourage ownership of our common shares in order to align their interests with those of shareholders; and (iv) promote our sustained long-term performance and the creation of shareholder value. No other changes to the 2016 EIP are proposed. A copy of the 2016 EIP, as amended, is attached to this Proxy Statement as Appendix B, and the discussion in this proposal is qualified in its entirety by the full text of the 2016 EIP.

The Board previously approved the 2016 EIP on April 5, 2016, and our shareholders approved the 2016 EIP at the 2016 Annual General Meeting. On March 11, 2020, the Board unanimously approved the amendment and recommends that shareholders approve the amendment. Currently, the maximum number of shares available for issuance under the 2016 EIP is 5,800,000 shares. This increase in the number of shares would provide sufficient shares to continue to be available under the 2016 EIP for approximately three additional years. Unless the amendment is approved by shareholders, the number of shares that remain available for future issuance will be insufficient to make future grants under the 2016 EIP. Because certain of our executive officers may be eligible to receive awards under the 2016 EIP, such officers may be considered to have an interest in this proposal.

RATIONALE FOR THE AMENDMENT

In its determination to recommend that the Board adopt the amendment, the Human Resources and Compensation Committee considered advice and input presented by management with the assistance of the Human Resources and Compensation Committee's independent compensation consultant. As of March 16, 2020, a total of 222,166 shares remained available for issuance under the 2016 EIP. All outstanding awards under all plans (consisting of the 2016 EIP, the 2009 Equity Incentive Plan, the 2017 Non-Employee Directors' Equity Incentive Plan and the 2007 Non-Employee Directors' Equity Incentive Plan) included 6,280,099 stock options with a weighted average exercise price of $65.52 and weighted average term of 4.27 years as well as an aggregate of 2,102,298 full value awards. The Human Resources and Compensation Committee also considered several factors including the following:

  •
  The number of common shares available for issuance under the 2016 EIP, both currently and after giving effect to the amendment;

  •
  Our desire to have what we expect to be sufficient capacity under the 2016 EIP to grant equity awards for the next three years (noting that future circumstances, grant practices and other conditions, which we cannot predict at this time, may result in a different outcome); and

  •
  Our burn rate, overhang and dilution data as described below.

BEST PRACTICES IN EQUITY COMPENSATION GOVERNANCE

The 2016 EIP includes several features that are consistent with the interests of shareholders and sound corporate governance practices, including the following:

  •
  No automatic share replenishment or evergreen provision.  There is no evergreen feature that automatically replenishes the number of authorized shares.

  •
  No liberal recycling of shares.  Shares delivered to us to purchase shares upon the exercise of an award or to satisfy tax withholding obligations are not available for future issuances. In addition, shares repurchased in the open market with the proceeds of an option exercise are not available for future issuance.

  •
  No single trigger vesting on a change of control.  No accelerated vesting on the occurrence of a change of control. Unvested awards vest only if a participant's employment is terminated without cause within two years following a change of control.

  •
  No discounted options.  Stock options may not be granted with an exercise price lower than the fair market value of the underlying shares on the date of grant.

  •
  No repricing of options without shareholder approval.  Prohibits the repricing of stock options or a cash buyout of underwater stock options without prior shareholder approval.

  •
  Minimum vesting requirement on awards.  There is a one-year minimum vesting requirement on equity awards (an aggregate of up to 5% of the authorized shares are exempt from this requirement.

HISTORICAL BURN RATE

The Board also considered our historical gross burn rate (the number of equity awards granted during a period in proportion to our outstanding shares).

Our gross burn rate for fiscal 2019 was 1.7% and the three-year average gross burn rate for the last three fiscal years (fiscal 2017 through fiscal 2019) was 1.4%. We believe that burn rate is a relevant and objective measure of dilution for shareholders. We have been deliberate and consistent in our historical use of equity, and we seek to continue existing grant practices going forward.

DILUTION AND OVERHANG

The Board further considered the dilution and existing terms of outstanding awards under the 2016 EIP as it considered whether to request additional shares. The Board believes that this number of shares constitutes reasonable potential equity dilution. The closing price of the company's common shares on the NYSE on March 16, 2020 was $33.64.

As of March 16, 2020, the following equity awards were outstanding under all equity plans (including the 2016 EIP, the 2009 Equity Incentive Plan, the 2007 Non-Employee Directors' Equity Incentive Plan and the 2017 Non-Employee Directors' Equity Incentive Plan): 6,280,099 stock options, 0 stock appreciation rights, and 2,102,298 restricted stock units. The new shares available for issuance under the 2016 EIP would represent an additional potential equity dilution of approximately 3.6%. The current potential equity dilution for all existing equity plans is approximately 6.1%. Including the proposed additional shares under the 2016 EIP, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of the company's existing equity plans would result in a maximum potential equity dilution of approximately 9.7%.

As noted above, as of March 16, 2020, approximately 222,166 shares remained available for issuance under the 2016 EIP and 50,408 shares remained available for issuance under the 2017 Non-Employee Directors' Equity Incentive Plan. Additionally, an aggregate of 8,382,397 shares were outstanding under all equity plans. This represented approximately 5.6% of our fully diluted common shares outstanding (our "overhang percentage"). If our shareholders approve the amendment, the 5,100,000 additional authorized shares proposed to be reserved for issuance under the 2016 EIP would increase our overhang percentage to approximately 8.8%. The Board believes that this number of shares constitutes reasonable potential equity dilution.

STOCKHOLDER APPROVAL

The 2016 EIP initially received stockholder approval on May 25, 2016. The 2016 EIP provides a means to attract and retain highly-qualified persons to serve as officers, key employees, independent contractors and consultants and to and align their interests with shareholder interests.

Shareholder approval of the amendment is necessary in order for us to meet the stockholder approval requirements of the NYSE. If our shareholders approve the amendment, we intend to register the additional shares issuable pursuant to the 2016 EIP, as amended by the amendment, under the Securities Act of 1933, as amended, as soon as practicable following such approval.

SUMMARY OF THE 2016 EIP, AS AMENDED BY THE AMENDMENT

The following is a general description of the materials terms of the 2016 EIP, as amended and restated subject to shareholder approval of this proposal. This description is qualified in its entirety by reference to the full text of the 2016 EIP, which is attached to this Proxy Statement as Appendix B.

Administration. The 2016 EIP is administered by the Human Resources and Compensation Committee. Subject to the terms of the 2016 EIP, the Human Resources and Compensation Committee has the broad discretionary authority to determine the terms and conditions of awards made under the plan, and construe and interpret the terms of the plan and any awards.

Eligibility. Eligibility is limited to employees or consultants of the company and its subsidiaries. Non-employee directors of the Board of Directors are not eligible for awards under the 2016 EIP. Approximately 511 employees, including officers, received awards in 2019.

Shares Reserved for Issuance; Limits. The maximum number of common shares authorized under the 2016 EIP is 10.9 million shares, which represents the 5.8 million shares authorized for issuance in 2016, plus the 5.1 million additional shares that will become available if this proposal is approved by shareholders. As of March 16, 2020, 222,166 shares remained available for issuance from the 5.8 million authorized share pool. The shares issuable under the 2016 EIP, as amended by the Amendment, may consist of authorized and unissued shares, shares reacquired by Bunge in any manner or shares now held or subsequently acquired by us as treasury shares. As of March 16, 2020, the closing price of our common share was $33.64 per share.

The 2016 EIP contains the following additional limits:

  •
  No more than an aggregate of 1,000,000 common shares may be issued under incentive stock options.

  •
  The maximum number of common shares subject to restricted stock units that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum number of common shares subject to performance units that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum number of common shares subject to either options or SARs that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum amount of cash-denominated other awards that may be granted to a participant during any one calendar year is $2,500,000.

  •
  The maximum number of common shares subject to share-denominated other awards that may be granted to a participant during any one calendar year is 1,000,000.

Grant of Awards. The Human Resources and Compensation Committee may grant awards under the 2016 EIP in the form of options, restricted stock units, SARs, performance units and other stock or cash awards.

Award agreements provided with respect to any grant under the 2016 EIP will describe the specific terms of the award, including vesting schedules and applicable performance goals, if any. The following is a brief description of the various types of awards that may be issued under the 2016 EIP:

  •
  Stock Options.  A stock option is the right to acquire common shares at a fixed exercise price for a fixed period of time. Under the 2016 EIP, the Human Resources and Compensation Committee fixes the term of the options, which term may not exceed ten years from the date of grant. The Human Resources and Compensation Committee may grant either incentive stock options or nonqualified stock options. As described below, incentive stock options entitle the participant, but not the company, to preferential tax treatment. The Human Resources and Compensation Committee determines the rules and procedures for exercising options. The exercise price may be paid in cash, common shares, a combination of cash and common shares, through net settlement (meaning we withhold common shares otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Human Resources and Compensation Committee, including, to the extent not prohibited by the Sarbanes-Oxley Act, a cashless exercise procedure whereby vested common shares covered by the option are sold by a broker and a portion of the sale proceeds are delivered to us to pay the exercise price. The exercise price is set by the Human Resources and Compensation Committee but cannot be less than 100% of the fair market value of common shares on the date of grant. Except in connection with a corporate transaction involving the company, the exercise price of outstanding options or SARs may not be reduced without shareholder approval, and no option or SAR may be canceled in exchange for cash, options or SARs with a lower exercise price, or other awards.

  •
  Stock Appreciation Rights.  SARs are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of common shares for which the SARs is exercised over the grant price. The grant price cannot be less than 100% of the fair market value of our common shares on the date of grant. Payment to the participant on exercise may be made in cash or common shares, as determined by the Human Resources and Compensation Committee on or following the date of grant. The Human Resources and Compensation Committee fixes the term of the SARs, which term may not exceed ten years from the date of grant.

  •
  Restricted Stock Units.  Restricted stock units entitle a participant to receive one or more common shares in the future upon satisfaction of vesting conditions determined by the Human Resources and Compensation Committee. The Human Resources and Compensation Committee determines whether restricted stock units will be settled through the delivery of common shares, cash of equivalent value, or a combination of common shares and cash.

  •
  Performance Units.  Performance units entitle a participant to receive a target number of common shares (or a cash equivalent) if specified performance targets are achieved during a specified performance period. Actual payments to participants may be more or less than the specified target number of common shares depending on the achievement of the performance targets during the performance period. The performance targets and performance period are determined by the Human Resources and Compensation Committee and set forth in the applicable award agreement.

  •
  Other Awards.  The Human Resources and Compensation Committee also may grant other forms of awards that generally are based on the value of common shares. These other awards may provide for cash payments based in whole or in part on the value or future value of common shares, may provide for the future delivery of common shares to the participant, or may provide for a combination of cash payments and future delivery of common shares.

Performance Goals. Performance goals will be comprised of specified levels of one or more of the following performance criteria, as the Human Resources and Compensation Committee deems appropriate: accounts payable; accounts receivable; cash flow; cash-flow return on investment; cash value added; days cash cycle; days sales outstanding; debt; earnings before interest and tax (EBIT); earnings before interest, tax depreciation and amortization (EBITDA); earnings per share; earnings per share from continuing operations; economic value added; effective tax rate; free cash flow; impairment write offs; income from continuing operations (net income after minority interests); interest coverage; margin; market capitalization; net financial debt; net sales; operating cash flow; operating earnings before asset impairment; operating profit; pre-tax income; return on equity; return on invested capital; return on net assets; return on tangible net assets; return on tangible net worth; revenue growth; selling general and administrative expenses; share price; total shareholder return; relative total shareholder return; value at risk; working capital; amount of inventory; brand recognition; customer/supplier satisfaction; days of inventory; employee turnover; energy usage; headcount; loading time/days loading; market share; product quality; productivity/efficiency; quality; recruiting; risk management; safety/environment; satisfaction indexes; talent development; turn-around time; and volumes, in each case, unless otherwise specified by the Human Resources and Compensation Committee determined in accordance with generally accepted accounting principles consistently applied on a business unit, subsidiary, division, segment, product line, function or consolidated basis or any combination thereof.

The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, business unit, division, segment, product line, function or combination thereof. Performance goals may be measured on an absolute or cumulative basis, or on the basis of percentage of improvement over time. Further, performance goals may be measured in terms of our performance, or the performance of the applicable subsidiary, business unit, division, segment, product line, function or combination thereof, or measured relative to selected peer companies or a market index.

The applicable performance goals will be established by the Human Resources and Compensation Committee within 90 days following the commencement of the applicable performance period. Each participant will be assigned a target number of common shares or cash value payable if target performance goals are achieved. The Human Resources and Compensation Committee will certify the attainment of the performance goals at the end of the applicable performance period. If a participant's performance exceeds such participant's target performance goals, the number of common shares or the cash value payable under the performance-based award may be greater than the target number, but in no event can the amounts exceed the award limits described above. In addition, unless otherwise provided in an award agreement, the Human Resources and Compensation Committee may reduce the number of common shares or cash value payable with respect to a performance-based award even if the performance objectives are satisfied.

Adjustment or Changes in Capitalization. In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, stock dividend, bonus issue, extraordinary cash dividend, stock split, share consolidation or subdivision, reverse stock split, spin-off, spilt-off or similar transaction or other change in corporate structure affecting the common shares, adjustments and other substitutions will be made to the 2016 EIP and to awards as the Human Resources and Compensation Committee deems appropriate, including, without limitation, adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards as the Human Resources and Compensation Committee may determine to be appropriate; provided, however, that the number of common shares subject to any award will always be a whole number and further provided that in no event may any change be made to an incentive stock option which would constitute a modification within the meaning of Section 424(h)(3) of the Code. Notwithstanding anything in the 2016 EIP to the contrary, an adjustment to an award may not be made in a manner that would result in adverse tax consequences under Section 409A of the Code.

Termination of Service. The Human Resources and Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant's termination of service or the participant's death or disability will have on the vesting, exercisability, settlement or lapse of restrictions applicable to an award. The treatment may be specified in the award agreement or determined at a subsequent time.

Change of Control. Unless specifically prohibited by the 2016 EIP or unless the Human Resources and Compensation Committee provides otherwise prior to a "change of control," as defined in the 2016 EIP, if a participant is terminated without cause, as defined in the 2016 EIP, within two years following a change of control , his or her awards will vest. If our successor in a change of control refuses to assume awards outstanding under the 2016 EIP or to provide substitute awards of equivalent value, outstanding awards under the 2016 EIP will vest immediately prior to the change of control unless the Board determines otherwise. Not all outstanding awards need be treated similarly upon a change of control.

Amendment and Termination of the 2016 EIP. The Board reserves the right to amend, modify or completely terminate the 2016 EIP at any time. However, no such amendment, modification or termination may adversely affect outstanding awards under the 2016 EIP in any material way.

Non-Assignability. Awards under the 2016 EIP are not assignable or transferable, other than by will or by the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a domestic relations order, as the case may be.

Recoupment. All awards granted under the 2016 EIP, any payments made under the 2016 EIP and any gains realized upon exercise or settlement of an award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any policy we enact adopt, or modify from time to time.

Shareholder Rights. A participant will have no rights as a shareholder with respect to common shares covered by an award until the date the participant or his nominee becomes the holder of record of such common shares.

Term. The 2016 EIP will remain in effect until May 25, 2026, unless earlier terminated by the Board.

New Plan Benefits. Awards under the 2016 EIP will be made by the Human Resources and Compensation Committee in its discretion and depend on a number of factors. Generally, the future awards that would be received under the 2016 EIP by our executive officers and employees are discretionary and are therefore not determinable at this time.

For 2019, all employees, excluding executive officers, but including all current officers who are not executive officers, as a group, were granted a total of (i) 528,700 restricted stock units; (ii) 221,600 performance units and (iii) 521,900 stock options under the 2016 EIP. The equity awards granted to our named executive officers for 2019 are set forth in the Grants of Plan-Based Awards table on page 59 of this proxy statement.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to certain awards that may be granted under the 2016 EIP based on current tax laws. The summary does not include any state, local or foreign tax laws. This discussion is intended for the information of shareholders considering how to vote with respect to the proposal to approve the 2016 EIP.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a nonqualified stock option or SAR. The participant generally will recognize ordinary income upon exercise, in an amount equal to the excess of the fair market value of the common shares received at the time of exercise (including any common shares withheld by us to satisfy tax withholding obligations) over the exercise price.

Incentive Stock Options. A participant will not recognize taxable income when an incentive stock option is granted or exercised. However, the excess of the fair market value of the covered common shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the participant exercises the option and holds the acquired common shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. If the participant sells the acquired common shares before the end of the two-year and one-year holding periods, the participant generally will recognize ordinary income at the time of sale equal to the fair market value of the common shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain will be capital gain, long-term if the common shares have been held for more than one year.

Restricted Stock Units and Performance Units. A participant will not recognize taxable income upon the grant of restricted stock units or performance units. The participant will recognize ordinary income at the time the common shares (or cash) are delivered equal to the fair market value of the shares (or cash) received. Any subsequent gain or loss will be capital gain or loss, long-term if the common shares have been held for more than one year.

Tax Effect for the Company. We generally will receive a deduction for any ordinary income recognized by a participant with respect to an award. However, special rules limit the deductibility of compensation paid to the named executive officers. Under Section 162(m) of the Code, the annual compensation paid to these executive officers generally may not be deductible to the extent it exceeds $1,000,000.

Approval of Proposal 4 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2019, with respect to our equity compensation plans:

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price per Share of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders (1)	7,505,953	(2)	68.06	(3)	1,502,326	(4)

(1)
Includes our 2016 Equity Incentive Plan, the Bunge Limited 2009 Equity Incentive Plan, the 2007 Non-Employee Directors' Equity Incentive Plan and the 2017 Non-Employee Directors' Equity Incentive Plan.

(2)
Includes non-statutory stock options outstanding as to 5,727,358 common shares, performance-based restricted stock units outstanding as to 794,395 common shares, and vested and deferred restricted stock units outstanding (including dividend equivalents payable in common shares) as to 1,956 common shares, as well as 982,244 unvested and restricted stock units outstanding (including dividend equivalents payable in common shares) under our various equity incentive plans noted in (1) above. Dividend equivalent payments that are credited to each participant's account are paid in our common shares at the time an award is settled.

(3)
Calculated based on non-statutory stock options outstanding under our 2016 Equity Incentive Plan and the Bunge Limited 2009 Equity Incentive Plan. This number excludes outstanding time-based restricted stock units, performance-based restricted stock units, and deferred restricted stock unit awards under our various equity incentive plans noted in (1).

(4)
Includes dividend equivalents payable in common shares. Shares available under our 2016 Equity Incentive Plan may be used for any type of award authorized under the plan. Awards under the plan may be in the form of statutory or non-statutory stock options, restricted stock units (including performance-based) or other awards that are based on the value of our common shares. Our 2016 Equity Incentive Plan provides that the maximum number of common shares issuable under the plan is 5,800,000, subject to adjustment in accordance with the terms of the plan. This number also includes shares available for future issuance under our 2017 Non-Employee Directors' Equity Incentive Plan. Our 2017 Non-Employee Directors' Equity Incentive Plan provides that the maximum number of common shares issuable under the plan may not exceed 120,000, subject to adjustment in accordance with the terms of the plan. No additional awards may be granted under the 2009 Equity Incentive Plan and the 2007 Non-Employee Directors' Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy for the Review and Approval of Related Person Transactions

Various policies and procedures, including our Code of Conduct, Corporate Governance Guidelines and annual questionnaires and/or certifications completed by our directors and executive officers, require disclosure of and/or otherwise identify transactions or relationships that may constitute conflicts of interest or may require disclosure under applicable SEC rules as "related person transactions" between Bunge and related persons. Our Corporate Governance and Nominations Committee has adopted a written policy for the review and approval of related person transactions. The policy is designed to operate in conjunction with and as a supplement to the provisions of our Code of Conduct. These transactions are also reviewed in the context of making annual independence determinations regarding directors. See "Corporate Governance — Board Independence" for further information.

Under the policy, our legal department will review all actual and proposed related person transactions presented to or identified by it and then submit any transaction in which a related person is reasonably likely to have a direct or indirect material interest to the Corporate Governance and Nominations Committee for review and approval or ratification. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominations Committee will consider all the available and relevant facts and circumstances, including, but not limited to, (a) whether the transaction was the product of fair dealing, (b) the terms of the transaction and whether similar terms would have been obtained from an arms' length transaction with a third party and (c) the availability of other sources for comparable products or services. The policy also identifies certain types of transactions that our Board has identified as not involving a direct or indirect material interest and are, therefore, not considered related person transactions for purposes of the policy. For purposes of the policy, the terms "related person" and "transaction" have the meanings contained in Item 404 of Regulation S-K of the SEC.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and certain persons who own 10 percent or more of its common shares to report their holdings and transactions in our common shares with the SEC and to furnish us with copies of the reports.

Based solely upon a review of copies of reports filed pursuant to Section 16(a) of the Exchange Act, or written representations from persons required to file such reports, we believe that all required filings were timely made in accordance with the requirements of the Exchange Act.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be considered for inclusion in Bunge's proxy statement for our Annual General Meeting of Shareholders in 2021, presently anticipated to be held on May 20, 2021, shareholder proposals must be received by us no later than December 10, 2020. In order to be included in our sponsored proxy materials, shareholder proposals will need to comply with the SEC's Rule 14a-8. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to our shareholders. Shareholder proposals should be sent to our Corporate Secretary at 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., Attention: Corporate Secretary.

Shareholders may also make proposals that are not intended to be included in our proxy statement for the 2021 Annual General Meeting pursuant to our bye-laws. Nomination of candidates for election to the Board or other business may be proposed to be brought before the 2021 Annual General Meeting by any person who is a registered shareholder on the date of the giving of the notice of such proposals and on the record date for the determination of shareholders entitled to receive notice of and vote at the 2021 Annual General

Meeting. Notice must be given in writing and in proper form in accordance with our bye-laws to the Corporate Secretary of Bunge at Bunge's registered office at Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, with a copy to us at 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., Attention: Corporate Secretary, not later than December 10, 2020.

In addition, shareholders may submit proposals on matters appropriate for shareholder action at the Annual General Meeting of Shareholders in accordance with Sections 79 and 80 of the Companies Act 1981 of Bermuda. To properly submit such a proposal, either at least 100 shareholders or any number of shareholders who represent at least 5% of the total voting rights of our voting shares must notify us in writing of their intent to submit a proposal. In accordance with Bermuda law, any such shareholder proposal to be voted on at the 2021 Annual General Meeting and at future annual general meetings must be received by us no later than six weeks prior to the annual general meeting date. Please deliver any such proposal to Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention: Corporate Secretary, with a copy to us at 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., Attention: Corporate Secretary.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION REPORTS

A copy of our 2019 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, is enclosed with these proxy materials. Our Annual Report on Form 10-K is also available to shareholders free of charge on our website at www.bunge.com under the captions "Investors — SEC Filings" or by writing to us at 1391 Timberlake Manor Parkway, St. Louis, Missouri 63017, U.S.A., Attention: Investor Relations.

OTHER MATTERS

We know of no other business that will be brought before the Annual General Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such proposal at their discretion and in accordance with their best judgment.

By order of the Board of Directors.

Gregory A. Billhartz Vice President, Deputy General Counsel and Corporate Secretary
April 8, 2020

APPENDIX A — CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

In order to qualify as independent, the Board must determine that a director has no material relationship with Bunge.

(1)            A director will not be independent if:

  •
  the director was employed by Bunge or an immediate family member of the director was an executive officer of Bunge within the preceding three years,

  •
  (i) the director is a current partner or employee of a firm that is Bunge's external auditor; (ii) the director has an immediate family member who is a current partner of such firm; (iii) the director has an immediate family member who is a current employee of such firm and personally works on Bunge's audit; or (iv) the director or the director's immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Bunge's audit within that time,

  •
  a present executive officer of Bunge serves or served on the compensation committee of the Board of directors of a company which employed the director or which employed an immediate family member of the director as an executive officer within the preceding three years,

  •
  the director or the director's immediate family member received, during any 12-month period within the preceding three years, more than $120,000 per year in direct compensation from Bunge other than director and committee fees and pension or other forms of deferred compensation for prior service, provided that such compensation is not contingent on continued service, or

  •
  the director is a current employee, or the director's immediate family member is a current executive officer, of another company and the other company made payments to, or received payments from, Bunge for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or 2% of such other company's consolidated gross revenues.

(2)            In addition, in order to assist it in determining what constitutes a material relationship, the Board has adopted the following categorical standards for relationships that, subject to paragraph (1) above, will not be deemed to impair a director's independence:

  •
  the director or the director's immediate family member is a director or executive officer of, or employed by, another company that sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member holds a beneficial interest in an enterprise which sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member serves as an officer, director or trustee of a charitable, educational or other not-for-profit organization, and Bunge's donations to the organization or commercial relationships with the organization, as the case may be, are less than the greater of $1 million or 2% of that organization's annual gross revenues, and

  •
  transactions or relationships that ended prior to the beginning of Bunge's most recently completed three-year fiscal period.

For purposes of these standards, immediate family members include a director's spouse, parents, children, siblings, mothers- and fathers-in- law, sons- and daughters-in-law, brothers- and sisters-in- law, and anyone (other than domestic employees) who shares the director's home. However, when applying the three-year look back provisions in the categories set forth above, individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated are not included.

For relationships not covered by the foregoing standards, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the above independence standards. The Board's determination of each director's independence will be disclosed annually in Bunge's proxy statement.

A-1

APPENDIX B — BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN

BUNGE LIMITED

2016 EQUITY INCENTIVE PLAN

Effective May 26, 2016

As Amended and Restated Effective May 21, 2020

  Article 1.        Establishment, Purpose and Duration

                                1.1.    Establishment of the Plan. Bunge Limited hereby establishes the Bunge Limited 2016 Equity Incentive Plan (the "Plan"). Except as otherwise indicated, capitalized terms are defined in Article 16 below.

                                1.2.    Purposes of the Plan. The purposes of the Plan are to (i) attract, retain and motivate key employees, consultants, and independent contractors; (ii) compensate them for their contributions to the growth and profitability of the Company; (iii) to encourage ownership of Common Stock in order to align their interests with those of shareholders; and (iv) promote the sustained long-term performance of the Company and the creation of shareholder value. The Plan seeks to achieve these purposes by providing for discretionary long term incentive Awards in the form of Options, Restricted Stock Units, SARs, Performance Units, and other stock or cash awards.

                                1.3.    Prior Plan. The Plan replaces the Prior Plan. No Awards will be granted under the Prior Plan on or after the Effective Date, but the Prior Plan will remain in effect with respect to outstanding awards granted prior to the Effective Date.

                                1.4.    Duration of the Plan. The Plan shall be effective on the Effective Date. The Plan shall terminate on the day before the tenth anniversary of the Plan and may be terminated earlier pursuant to Article 12. Any Awards that are outstanding upon termination of the Plan shall remain in force and effect in accordance with the terms of the Plan and any applicable Award Agreement.

  Article 2.        Administration

                                2.1.    The Committee. The Plan shall be administered by the Committee. The Committee shall be comprised solely of Directors who are: (a) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act; (b) "outside directors" as contemplated by Section 162(m) of the Code; and (c) "independent directors" as contemplated by Section 303A.02 of the New York Stock Exchange Listed Company Manual.

                                2.2.    Authority of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full power and discretionary authority to:

                        (a)       designate the Participants;

                        (b)       determine the size and types of Awards;

                        (c)       approve forms of Award Agreements for use under the Plan;

                        (d)       determine the terms and conditions of each Award, including without limitation, and to the extent applicable, the Exercise Price, the Exercise Period, vesting conditions, Performance Goals, Performance Periods, any vesting acceleration, waiver of forfeiture restrictions, and any other term or condition regarding any Award or its related Shares (including subjecting the Award or its related Shares to compliance with restrictive covenants);

                        (e)       construe and interpret the Plan and any agreement or instrument entered into pursuant to the Plan;

                        (f)        establish, amend or waive rules and regulations for the Plan's administration;

                        (g)       amend the terms and conditions of any outstanding Award and any instrument or agreement relating to an Award (subject to the provisions of Article 12);

                        (h)       delay issuance of Shares or suspend a Participant's right to exercise an Award as deemed necessary to comply with applicable laws;

                        (i)        determine the duration and purposes of leaves of absence that may be granted to a Participant without constituting termination of his or her employment or service for Plan purposes;

                        (j)        authorize any person to execute, on behalf of the Company, any agreement or instrument required to carry out the Plan purposes;

                        (k)       correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any instrument or agreement relating to an Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect;

                        (l)        adopt such plans or subplans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax-preferred treatment of Awards or otherwise provide for the participation by Participants who reside outside of the U.S.; and

                        (m)      make any and all determinations which it determines to be necessary or advisable for the Plan administration.

                                2.3.    Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Shares are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

                                2.4.    Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons interested in the Plan or an Award. The Committee shall consider such factors as it deems relevant to making its decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, officer or employee of the Company or a Subsidiary and such agents, attorneys, consultants and accountants as it may select. The Committee's determinations under the Plan need not be the same for all persons. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award and only on the grounds that such decision or action was arbitrary or capricious or was unlawful.

                                2.5.    Indemnification. No member of the Committee, the Board or any person to whom authority was delegated in accordance with Section 2.3 above (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in the manner provided in the Company's bye-laws as may be amended from time to time. In the performance of their responsibilities with respect to the Plan, such individuals shall be entitled to rely upon information and advice furnished by the Company's officers, agents, attorneys, consultants and accountants and any other party deemed necessary or appropriate, and no such individual shall be liable for any action taken or not taken in reliance upon any such advice. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which an Indemnifiable Person may be entitled, or any power that the Company may have to indemnify them or hold them harmless.

                                2.6.    Construction and Interpretation. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole and complete discretion of the Committee.

                                2.7.    Action by the Board. Notwithstanding anything in the Plan to the contrary, any authority or responsibility, which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

  Article 3.        Shares Subject to the Plan

                                3.1.    Number of Shares. Subject to adjustments as provided in Section 3.3 below, the maximum aggregate number of Shares that may be issued for all purposes under this Plan shall be 10.9 million Shares. Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares reacquired by the Company in any manner, or a combination thereof.

                                3.2.    Share Counting. The number of Shares remaining available for issuance shall be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares actually delivered upon settlement or payment of the Award. Notwithstanding anything in the Plan to the contrary, Shares subject to an Award will again be available for grant and issuance pursuant to the Plan to the extent the relevant Awards: (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of Shares, (b) are settled in cash in lieu of Shares, or (c) are surrendered pursuant to an Exchange Program. Shares subject to an Award may not again be made available for grant and issuance pursuant to the Plan if such Shares are: (w) subject to an Option or a stock-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (x) delivered to, or withheld by, the Company to pay the Exercise Price or the withholding taxes due with respect to an Option or SAR, (y) withheld by the Company to cover taxes incurred in connection with other stock-settled Awards, or (z) repurchased on the open market with the proceeds of an Option exercise. In addition, to the extent not prohibited by applicable law, rule or regulation, Shares delivered or deliverable in connection with any Substitute Award shall not reduce the number of Shares authorized for grant pursuant to Section 3.1 above.

                                3.3.    Adjustments in Authorized Shares and Awards. In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, split-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any Participant, in the number, class, kind and option or Exercise Price of securities subject to outstanding Awards as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an ISO which would constitute a modification within the meaning of Section 424(h)(3) of the Code. Moreover, notwithstanding anything in the Plan to the contrary, an adjustment to an Award may not be made in a manner that would result in adverse tax consequences under Section 409A.

  Article 4.        Eligibility

The Committee may select any Employee or Consultant to receive an Award; provided, however, that ISOs shall only be granted to Employees in accordance with Section 422 of the Code.

  Article 5.        Restricted Stock Units

                                5.1.    Award of Restricted Stock Units. The Committee may grant Restricted Stock Units to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                5.2.    Terms of Restricted Stock Units. Each Award of RSUs shall be subject to an Award Agreement that shall set forth (a) the number or a formula for determining the number of Shares subject to the Award, (b) the terms and conditions regarding the grant, vesting and forfeiture of the RSUs and (c) such other terms and conditions as may be appropriate.

                                5.3.    Vesting Conditions. The Committee shall determine the vesting schedule for each Award of RSUs. Vesting shall occur, in full or in installments, upon satisfaction of the terms and conditions specified in the Award Agreement. The Committee shall have the right to make the vesting of RSUs subject to the continued employment or service of a Participant, passage of time or such performance criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and personal performance evaluations.

                                5.4.    Settlement of Restricted Stock Units. Earned RSUs shall be settled in a lump sum or in installments on or after the date(s) set forth in the Award Agreement. The Committee may settle earned RSUs in cash, Shares, or a combination of both. Distribution may occur or commence when the vesting conditions applicable to a RSU have been satisfied or, if the Committee so provides in an Award Agreement, it may be deferred in accordance with applicable law, to a later date. The Committee may also permit a Participant to defer payment of Shares related to a RSU provided that the terms of the RSU and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company or a Subsidiary.

  Article 6.        Performance Units

                                6.1.    Award of Performance Units. The Committee may grant Performance Units to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                6.2.    Terms of Performance Units. Each Award of Performance Units shall be subject to an Award Agreement that shall set forth (a) the number of Performance Units granted or a formula for determining the number of Performance Units subject to the Award, (b) the initial value (if applicable) of the Performance Units, (c) the Performance Goals and level of attainment that shall determine the number of Performance Units to be paid out, (d) such terms and conditions regarding the grant, vesting and forfeiture of the Performance Units and (e) such other terms and conditions as may be appropriate.

                                6.3.    Earning of Performance Units. After completion of an applicable Performance Period, the holder of Performance Units shall be entitled to receive a payout with respect to the Performance Units earned by the Participant over the Performance Period. Payment shall be determined by the Committee based on the extent to which the Performance Goals have been achieved and together with the satisfaction of any other terms and conditions set forth in the Plan and the applicable Award Agreement. No payment shall be made with respect to a Performance Unit prior to certification by the Committee that the Performance Goals have been achieved.

                                6.4.    Settlement of Performance Units. Earned Performance Units shall be settled in a lump sum or in installments after the date(s) set forth in the Award Agreement. The Committee may settle earned Performance Units in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units. Distribution may occur or commence after completion of the applicable Performance Period and the satisfaction of any applicable vesting conditions or, if the Committee so provides in an Award Agreement, it may be deferred, in accordance with applicable law, to a later date. The Committee may also permit a Participant to defer settlement of Shares related to a Performance Unit to a date or dates after the Performance Unit is earned provided that the terms of the Performance Unit and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company or a Subsidiary.

  Article 7.        Stock Options and Stock Appreciation Rights

                                7.1.    Award of Options and SARs. The Committee may grant Options, SARs or both, to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                7.2.    Terms of Options and SARs. Each Award of Options or SARs shall be subject to an Award Agreement that shall set forth (a) the term or duration of the Options or SARs, (b) the number of Shares subject to the Options or SARs, (c) the Exercise Price, (d) the Exercise Period and (e) such other terms and conditions as may be appropriate. The Committee may grant Options in the form of ISOs, NQSOs or a combination thereof. Each Award Agreement also shall specify whether the Options are intended to be an ISO or a NQSO.

                                7.3.    Duration of Options and SARs. Each Option or SAR shall expire at such time as the Committee shall determine at the time the Award is granted; provided, however, that no Option or SAR shall be exercisable later than the tenth (10th) anniversary of its date of grant.

                                7.4.    Exercise of and Payment for Options and SARs. Options and SARs shall be exercisable at such times and be subject to such terms and conditions as the Committee shall approve, which need not be the same for each Award or for each Participant. Options and SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares to be exercised with respect to the Options or SARs, and, in the case of Options, accompanied by full payment for the Shares.

                                The Exercise Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering, either by actual or constructive delivery, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by net Share settlement or similar procedure involving the cancellation of a portion of the Option representing Shares with an aggregate Fair Market Value at the time of exercise equal to the Exercise Price or (d) by any combination thereof. To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, the Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

                                As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment for an Option, the Company shall issue to the Participant an appropriate number of Shares based upon the number of Shares purchased under the Option.

                                Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of: (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price of the SAR, multiplied by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment upon the exercise of a SAR may be in cash, in Shares of equivalent value or in a combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in an applicable Award Agreement.

                                7.5.    Automatic Exercise. The Committee may provide that, in the event that (i) an Option or SAR is not exercised or settled by the last day of the Exercise Period, (ii) the Participant is legally precluded from otherwise exercising such Option or SAR before the last day of the Exercise Period due to legal restrictions or Company policy (including policies on trading in Shares), and (iii) the Exercise Price of such Option or SAR is below the Fair Market Value of a Share on the last day of the Exercise Period, as determined by the Committee, then the Option or SAR may be deemed exercised on such date, with no action required on the part of the Participant, with a spread equal to the Fair Market Value of the Shares subject to the Award on such date minus the Exercise Price for those Shares. The resulting proceeds net of any required tax withholding and any applicable costs shall be paid to the Participant or the Participant's legal representative.

                                7.6.    Restrictions on Repricing, Repurchases, and Discounts. Other than in connection with a transaction described in Section 3.3, without shareholder approval, (i) the Exercise Price of an Option or SAR may not be reduced, directly or indirectly, after the grant of the Award; (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR; and (iii) the Company may not repurchase an Option or SAR for value (in cash, substitutions, cash buyouts, or otherwise) at any time when the Exercise Price of a Stock Option or SAR is above the Fair Market Value of a Share. In no event shall the Exercise Price of an Option or the grant price per Share of a SAR be less than 100% of the Fair Market Value of a Share on the date of grant; provided , however that the Exercise Price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A and may be less than 100% of the Fair Market Value.

                                7.7    Incentive Stock Options. The Exercise Price of an ISO shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the Exercise Price be less than the minimum Exercise Price specified in Section 7.6. No ISO may be issued to any individual who, at the time the ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the Exercise Price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the Shares subject to such ISO and (ii) the ISO is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any ISO which would result in such Participant receiving a grant of ISO that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. Any grants in excess of this limit shall be treated as NQSOs. No ISO may be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

  Article 8.        Other Awards

                                Subject to limitations under applicable law, the Committee may grant such other Awards to Employees and Consultants that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus, or may grant other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements. The terms and conditions applicable to such other Awards shall be determined from time to time by the Committee and set forth in an applicable Award Agreement.

  Article 9.        General Provisions Applicable to Awards

                                9.1.    Limits on Awards. Subject to any adjustments described in Section 3.3 the following limits shall apply to Awards:

                        (a)       No more than an aggregate of 1,000,000 Shares may be issued under ISOs;

                        (b)       The maximum number of Shares subject to RSUs that may be granted to a Participant during any one calendar year is 1,000,000;

                        (c)       The maximum number of Shares subject to Performance Units that may be granted to a Participant during any one calendar year is 1,000,000;

                        (d)       The maximum number of Shares subject to either Options or SARs that may be granted to a Participant during any one calendar year is 1,000,000;

                        (e)       The maximum amount of cash-denominated Other Awards that may be granted to a Participant during any one calendar year is $2,500,000; and

                        (f)        The maximum number of Shares subject to share-denominated Other Awards that may be granted to a Participant during any one calendar year is 1,000,000.

To the extent not prohibited by applicable laws, rules and regulations, any Shares underlying Substitute Awards shall not be counted against the number of Shares remaining for issuance and shall not be subject to the individual limits contained in Section 3.1 or this Section 9.1.

                                9.2    Restrictions on Performance-Based Awards. The Committee may determine whether any Award, including Performance Units, under the Plan is intended to meet the requirements for "qualified performance-based compensation" as that term is used in Section 162(m) of the Code. The following provisions shall apply to any Awards intended to satisfy such requirements:

                        (a)       Any such Awards designated to be "qualified performance-based compensation" shall be conditioned on the achievement of one or more Performance Goals to the extent required by Section 162(m) and will be subject to all other conditions and requirements of Section 162(m).

                        (b)       The Performance Goals shall be determined in accordance with generally accepted accounting principles (subject to adjustments and modifications for specified types of events or circumstances approved by the Committee in advance) consistently applied on a Subsidiary, business unit, division, segment, product line, function or consolidated basis or any combination thereof. Adjustment events include (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) charges for any reorganization and restructuring programs; (v) unusual or infrequent charges or losses as described in Accounting Standards Codification 225-20-20 or elements of adjusted income in the management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) the impact of acquisitions or divestitures; (vii) foreign exchange gains and losses and (viii) gains or losses on asset sales.

                        (c)       The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, business unit, division, segment, product line, or function or combination thereof and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, business unit, division, segment, product line, or function or combination thereof) or measured relative to selected peer companies or a market index. At the time of grant, the Committee may provide for adjustments to the performance criteria in accordance with Section 162(m). The Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award.

                        (d)       The Participants will be designated, and the applicable Performance Goals will be established, by the Committee not later than 90 days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m)). Each Participant will be assigned a target amount of Shares or cash payable if Performance Goals are achieved. Any payment of an Award granted with Performance Goals shall be conditioned on the written certification of the Committee in each case that the Performance Goals and any other material conditions were satisfied. The Committee may determine, at the time of grant, that if performance exceeds the specified Performance Goals, the Award may be settled with payment greater than the target Performance Goals, but in no event may such payment exceed the limits set forth in Section 9.1. The Committee retains the right to reduce any such Award notwithstanding the attainment of the Performance Goals.

                                9.3.    Performance Awards Not Subject to Section 162(m). The Committee may also grant performance-based Awards not intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. With respect to such Awards, the Committee may establish performance targets and goals based on any criteria it deems appropriate and shall not be required to follow the procedures or schedule specified in Section 9.2.

                                9.4.    Restrictions on Transfers of Awards. Except as may be provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or, except in the case of an ISO, pursuant to a domestic relations order, as the case may be; provided , however , that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an ISO, for no consideration to a permitted transferee. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Subsidiary.

                                9.5.    Restrictions on Transfers of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to an Award as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange upon which such Shares are then listed and with any blue sky or state securities laws applicable to such Shares.

                                9.6.    Additional Restrictions on Awards and Shares. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate on the Award, any Shares issued under an Award, or both, including, without limitation, (a) restrictions under an insider trading policy, (b) any compensation recovery policy or policies established by the Company as such policy or policies may be amended from time to time, (c) share retention guidelines, minimum holding requirements and other restrictions designed to delay or coordinate the timing and manner of sales, (d) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares, (e) restrictions relating to a Participant's activities following termination of employment or service, including but not limited to, competition against the Company, disclosure of Company confidential information, and solicitation of Company employees and/or customers, and (f) other policies that may be implemented by the Board from time to time.

                                9.7.    Minimum Vesting Period. All Awards shall have a vesting period of not less than one year from date of grant, including those Awards that are subject to Performance Goals or other performance-based objectives; provided, however, that Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Section 3.1 may be granted to any one or more Participants without respect to such minimum vesting provisions. Notwithstanding anything in this Plan to the contrary, Substitute Awards shall not be subject to the minimum vesting provisions of this Section 9.7.

                                9.8.    Shareholder Rights; Dividend Equivalents. Except as provided in the Plan or an Award Agreement, no Participant shall have any Shares subject to an Award and any of the rights of a shareholder unless and until such Participant has satisfied all requirements for exercise or vesting of the Award pursuant to its terms, Shares have actually been issued, restrictions imposed on the Shares, if any, have been removed, and the Shares are entered upon the records of the duly authorized transfer agent of the Company. The recipient of a Award (other than Options and SARs) may be entitled to receive Dividend Equivalents, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and subject to vesting and forfeiture to the same extent as the underlying Award; provided, however, that Dividend Equivalents shall only become payable if and to the extent the underlying Award vests, regardless of whether or not vesting is contingent upon continued employment, the achievement of Performance Goals, or both.

                                9.9.    Termination of Employment or Service. Each Award Agreement shall set forth the terms relating to the treatment of an Award in the event of a Participant's termination of employment or service, including, without limitation, the extent to which the right to vest, exercise or receive payout of an Award may continue following termination of the Participant's employment or service with the Company and its Subsidiaries, including due to death or Disability, and any forfeiture provisions. Such provisions shall be determined by the Committee in its discretion, shall be included in the Award Agreement applicable to a Participant, need not be uniform among all Awards or among all Participants and may reflect distinctions based on the reasons for termination of employment or service.

                                9.10.    Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award, in the case of (i) any individual who is employed with, or engaged by, an entity that ceases to be a Subsidiary, (ii) any leave of absence approved by the Company or a Subsidiary, (iii) any change in the Participant's status from an Employee to a Consultant, or vice versa, and (iv) at the request of the Company or a Subsidiary, any Participant who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

  Article 10.        Change of Control

Unless specifically prohibited by the Plan or unless the Committee provides otherwise prior to the Change of Control, upon the occurrence of a Change of Control and a termination of a Participant's employment or service with the Company or a Subsidiary without Cause on or before the occurrence of the two year anniversary of the occurrence of a Change of Control:

                        (a)        Any restrictions imposed on RSUs shall be deemed to have expired;

                        (b)        With respect to all outstanding Awards of Performance Units and other performance-based Awards, the Committee (i) shall determine the greater of (x) the payout at the target number of Performance Units granted for the entire Performance Period and (y) the payout based upon the actual performance level attained as of the last day of the calendar quarter immediately prior to the date of the Participant's termination without Cause, in either case, after giving effect to the accumulation of Dividend Equivalents, and (ii) shall pay to the Participant the greater of such amounts, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the date of the Participant's termination without Cause. Payment shall be made in cash or in shares, as determined by the Committee;

                        (c)        Any and all outstanding and unvested Options and SARs shall become immediately exercisable; and

                        (d)        Any restrictions imposed on any and all outstanding and unvested Other Awards shall be deemed to have expired.

  Article 11.        Corporate Transactions.

                                11.1.    Assumption or Replacement of Awards by Successor. In the event of a Change of Control, any or all outstanding Awards may be assumed or replaced by the successor entity, which assumption or replacement shall be binding on all Participants. In the alternative, the successor entity may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders of the Company (after taking into account the existing provisions of the Awards). In the event such successor entity refuses to assume, replace or substitute Awards, as provided above, pursuant to a Change of Control, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all Shares subject to such Awards immediately prior to the Change of Control unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor entity refuses to assume, replace or substitute Awards, as provided above, the Committee will notify Participants in writing that such Awards will be exercisable for a period of time determined by the Committee in its discretion, and such Awards will terminate upon the expiration of such period. Awards need not be treated similarly in a Change of Control. Except as provided in Article 10 and in this Section 11.1, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control.

                                11.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting a Substitute Award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.

  Article 12.        Amendment, Modification and Termination

                                12.1.    Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with Section 422 of the Code, Section 303A.08 of the New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders.

                                12.2.    Awards Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any outstanding Award, without the written consent of the Participant holding such Award unless such termination, modification or amendment is required by applicable law.

  Article 13.        Tax Withholding

                                The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a

Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, the obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by the individual, or may repurchase Shares that were issued to the Participant, to satisfy the minimum statutory withholding rates for any applicable federal, state, local or foreign tax withholding purposes, in accordance with applicable law and pursuant to any rules that the Company may establish from time to time. The Company may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of Shares subject to the applicable Award. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not the payment is made in connection with an Award) any applicable taxes required to be withheld with respect to payments under the Plan.

  Article 14.        General Provisions

                                14.1.    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

                                14.2.    Headings and Severability. The headings of Articles and Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan. In the event any Plan provision shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining Plan provisions, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                14.3.    Successors. All Company obligations with respect to Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

                                14.4.    No Right to Employment or Engagement. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or engagement at any time, for any reason or no reason in the Company's discretion, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

                                14.5.    Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

                                14.6.    Requirements of Law. The making of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise or vesting of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided in the Plan, the Board or the Committee may require that a holder make such reasonable covenants, agreements, and representations as the Board or the Committee deems advisable in order to comply with any such laws, regulations, or requirements.

    Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule, except to the extent Rule 16b-3 exempts any such sale or transfer from the restrictions of Section 16 of the Exchange Act. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

                                14.7.    Securities Law Compliance. With respect to Insiders, Plan transactions are intended to comply with all applicable conditions of the Federal securities laws. To the extent any Plan provision or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                14.8.    Governing Law. To the extent not preempted by Federal law, the Plan, the Award Agreements and all agreements thereunder, shall be construed in accordance with, and subject to, the laws of the State of New York applicable to contracts made and to be entirely performed in New York and wholly disregarding any choice of law provisions that might otherwise be contrary to this express intent.

                                14.9.    Effect on Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

                                14.10.    Unfunded Plan. The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the holder any rights that are greater than those of a general creditor of the Company or any affiliate.

                                14.11.    Recoupment. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan, any payments made under the Plan and any gains realized upon exercise or settlement of an Award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

                                14.12.    Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

  Article 15.        Compliance with Section 409A of the Code.

                                The parties intend that Plan payments and benefits comply with Section 409A to the extent it applies or an exemption therefrom, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A shall be paid prior to the 15th day of the third month of the calendar year immediately following the calendar year in which any applicable restrictions lapse and shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan: (i) no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A and becomes payable by reason of a Participant's termination of employment or service with the Company will be made to such Participant until such Participant's termination of employment or service constitutes a "separation from service" under Section 409A; and (ii) to the extent required in order to comply with Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided during the six (6) month period immediately following the Participant's termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant's separation from service (or upon the Participant's death, if earlier). In addition, for Plan purposes, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A, shall be construed as a separate identified payment for purposes of Section 409A. For any Plan payment that constitutes "non-qualified deferred compensation" under Section 409A, to the extent required to comply with Section 409A, a Change of Control shall be deemed to have occurred with respect to such payment only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. A Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

  Article 16.        Definitions

                                Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

                                "Approved Member" shall mean the individuals who, as of the Effective Date, constitute the Board and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board).

                                "Award" shall mean, individually or collectively, an Award of RSUs, Performance Units, NQSOs, ISOs, SARs or any other type of Award permitted under Article 8.

                                "Award Agreement" shall mean any written or electronic agreement or document evidencing any Award granted by the Committee, which may, but need not, be signed or acknowledged by the Company or a Participant as determined by the Committee. Award Agreements shall, in the discretion of the Committee, contain such terms and conditions that are not inconsistent with the terms of the Plan.

                                "Board" shall mean the Board of Directors of the Company.

                                "Cause" shall mean (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a "for cause" termination has on the Participant's Awards) the termination of a Participant's employment or service with the Company in connection with:

                        (a)        any willful and continued failure or refusal of a Participant to substantially perform the duties required of him or her;

                        (b)        a Participant's conviction of, or a plea of nolo contendere to, a felony under U.S. law or applicable state law or any similar offense under non-U.S. law, or any misdemeanor or similar offense under non-U.S. law involving moral turpitude (other than any traffic-related offense), or

                        (c)        a Participant's willful commission of an act of fraud, forgery, theft, misappropriation or embezzlement; or

                        (d)        any other willful misconduct by a Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company;

provided that if a cure is reasonably possible in the circumstances, the Participant will have the right to cure the existence of any events purporting to trigger Cause under clauses (a) or (d) above for a period of 30 days after the date notice of the triggering event is given to the Participant by the Company (except that the Company will not be required to provide more than one notice as to any recurring similar conduct). A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the later of (i) the date on which the Company or any affiliate first gives written notice to the Participant of a finding of termination for Cause or (ii) the expiration of any applicable cure period during which the Participant fails to remedy the circumstances triggering Cause.

                                "Change of Control" shall mean the occurrence of any of the following events.

                        (a)        the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act and the applicable rulings and regulations thereunder) of 35% or more of the Common Stock;

                        (b)        the consummation after approval by the shareholders of the Company of either (i) a plan of complete liquidation or dissolution of the Company or (ii) a merger, amalgamation or consolidation of the Company with any other corporation, the issuance of voting securities of the Company in connection with a merger, amalgamation or consolidation of the Company, a sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (each, a "Business

Combination"), unless, in each case of a Business Combination, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock issued and outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Stock; or

                        (c)        the failure for any reason of the Approved Members to constitute at least a majority of the Board.

                                With respect to any Award that is subject to Section 409A and payment is to be accelerated in connection with the Change of Control, solely for purposes of determining the timing of payment, no event(s) set forth in clauses (a), (b) or (c) above shall constitute a Change of Control for purposes of this Plan unless such event(s) also constitutes a "change in the ownership", "change in the effective control" or a "change in the ownership of a substantial portion of the assets" of the Company as defined under Section 409A.

                                For purposes of the definition of "Change of Control," a "Person" shall mean any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (a) Bunge International Limited, (b) any member of the Company and its Subsidiaries, (c) a trustee or other fiduciary holding securities under an employee benefit plan of any member of the Company and its Subsidiaries, (d) an underwriter temporarily holding securities pursuant to an offering of such securities or (e) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company

                                "Code" shall mean the Internal Revenue Code of 1986, as such is amended from time to time, including any applicable regulations, and any reference to a section of the Code shall include any successor provision of the Code.

                                "Committee" means the Compensation Committee of the Board.

                                "Common Stock" means the common shares of the Company, par value $.01 per share.

                                "Company" means Bunge Limited, a Bermuda company, or any successor thereto as provided in Section 14.3.

                                "Consultant" shall mean any natural person engaged by the Company or a Subsidiary to render services, but who is not an Employee provided, that a Consultant will include only those persons to whom the issuance of Common Stock may be registered under Form S-8 under the Securities Act.

                                "Director" means any individual who is a member of the Board.

                                "Disability" mean for (a) Participants covered by the long term disability plan of the Company or a Subsidiary, disability as defined in such plan; and (b) for all other Participants, a physical or mental condition of the Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing the Participant's usual or customary employment or service with the Participant's employer or service recipient for a period of not less than six consecutive months. The disability of the Participant shall be determined by the Committee in good faith after reasonable medical inquiry, including consultation with a licensed physician as chosen by the Committee, and a fair evaluation of the Participant's ability to perform his or her duties. Notwithstanding the previous two sentences, with respect to an Award that is subject to Section 409A where the payment or settlement of the Award will accelerate upon termination of employment or service as a result of the Participant's Disability, solely for purposes of determining the timing of payment, no such termination will constitute a Disability for purposes of the Plan or any Award Document unless such event also constitutes a "disability" as defined under Section 409A.

                                "Dividend Equivalent" means, with respect to Shares subject to Awards, a right to an amount equal to dividends declared on an equal number of issued and outstanding Shares.

                                "Effective Date" was originally effective as of May 26, 2016. The current amendment and restatement of the Plan became effective on May 21, 2020, subject to approval by the shareholders at the 2020 Annual Meeting.

                                "Employee" means each employee of the Company or any Subsidiary.

                                "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                                "Exchange Program" means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

                                "Exercise Period" means the period during which a SAR or Option is exercisable, as set forth in the related Award Agreement.

                                "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option or SAR, as determined by the Committee and set forth in an Award Agreement. Other than in connection with Substitute Awards, the exercise price per Share shall not be less than 100% of the Fair Market Value of a Share on the date an Option or SAR is granted.

                                "Fair Market Value" of a Share as of any date means: the average of the highest and lowest sale prices of the Common Stock on the date of determination (or the mean of the closing bid and asked prices for the Common Stock if no sales were reported) as reported by the New York Stock Exchange or other domestic stock exchange on which the Common Stock is listed. If the Common Stock is not listed on a domestic stock exchange, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A. If the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined above on the immediately preceding Trading Day, unless otherwise determined by the Committee. The determination of Fair Market Value for purposes of tax withholding may be made in the discretion of the Committee subject to applicable laws and is not required to be consistent with the determination of Fair Market Value for other purposes. For purposes of achieving an exemption from Section 409A in the case of affected Participants subject to Section 409A, Fair Market Value shall be determined in a manner consistent with Section 409A.

                                "Indemnifiable Person" shall have the meaning set forth in Section 2.5.

                                "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 7, which is designated as an ISO and satisfies the requirements of Section 422 of the Code.

                                "Insider" means an Employee who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of the common shares, as contemplated by Section 16 of the Exchange Act.

                                "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 7, which is not intended to be an ISO.

                                "Option" means an ISO or a NQSO.

                                "Participant" means an Employee or Consultant who holds an outstanding Award.

                                "Performance Goals" means, any of the general performance objectives, selected by the Committee and specified in an Award Agreement, from among the performance criteria set forth on Schedule A hereto, either individually, alternatively or in any combination, applied to the Company as a whole or any Subsidiary, business unit, division, segment, product line, or function or any combination of the foregoing, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable, on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to an applicable Award has been achieved.

                                "Performance Period" means the period of time during which the Performance Goals will be measured to determine what, if any, Performance Units have been earned. A Performance Period shall, in all cases, be at least twelve (12) months in length.

                                "Performance Unit" means the right of a Participant to receive cash or Shares, upon achievement of the Performance Goals, in accordance with the Plan.

                                "Restricted Stock Unit" or "RSU" means an Award to a Participant covering a number of Shares that at a later date may be settled in cash, or by issuance of those Shares.

                                "Section 409A" means Section 409A of the Code.

                                "Share" means a share of Common Stock.

                                "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as a SAR, to receive a payment on the day the right is exercised, pursuant to Article 7. Each SAR shall be denominated in terms of one Share.

                                "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

                                "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

Schedule A

FINANCIAL PERFORMANCE MEASURES

accounts payable	margin
accounts receivable	market capitalization
cash flow	net financial debt
cash-flow return on investment	net sales
cash value added	operating cash flow
days cash cycle	operating earnings before asset impairment
days sales outstanding	operating profit
debt	pre-tax income
earnings before interest and tax (EBIT)	return on equity
earnings before interest, tax depreciation and	return on invested capital
amortization (EBITDA)	return on net assets
earnings per share	return on tangible net assets
earnings per share from continuing operations	return on tangible net worth
economic value added	revenue growth
effective tax rate	selling general and administrative expenses
free cash flow	share price
impairment write offs	total shareholder return
income from continuing operations (net income	relative total shareholder return
after minority interests)	value at risk
interest coverage	working capital

NON-FINANCIAL PERFORMANCE MEASURES

amount of inventory	productivity/efficiency
brand recognition	quality
customer/supplier satisfaction	recruiting
days of inventory	risk management
employee turnover	safety/environment
energy usage	satisfaction indexes
headcount	talent development
loading time/days loading	turn around time
market share	volumes
product quality

TABLE OF CONTENTS VOTE BY INTERNET Before The Meeting - Go to www proxyyote com Use the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. Eastern Time on May 20.2020. 8/.A'IGE liMITED 1391 TiMBERlAKE MANOR AARKWAY ST. LOUIS.M063017 liave your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting InStruction form During The Meermg-Go to www.virtualshareholdermeeting.com /BG2020 You may attend the meeting v1a the Internet and vote during the meet1ng. Have the information that is pnnted 1n the box marked by the arrow avali able and follow the Instructions. VOTE BY PHONE-1-800-690-6903 Use any touch-tone telephone totransmit your voting instructions up until 11:59 p.m. Eastern Time on May 20.2020.Have your proxy card in hand when you call and then follow the Instructions. VOTE BY MALI Mark. sign and date your proxy card and return it in the pos tage-paid envelope we have provided or return it to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717. YOUR VOTE IS IMPORTANT We strongty recommend that youvote inadvance of the Annual GeneralMeeting, even if you plan to access the meeting. TO VOTE.MARK BLOCKS BELOW IN BLUE OR BLACK INK AS rOLLOWS: D01593-P33129-Z76333 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. I auditors for the f1scal year ending December 31, 2020 and determine the independent aud1tors fees. increase the number of authorized shC!res by 5.100.000 shares. NOTI:For any other matter properly coming before the Annual General proxy holder. them on the back where indkated personally Allholders must Sign.If a corporation Of partnershpi , please sgn in full corporate or partnership name by authorized officer. BUNGE LIMITED The Board of Directors rec.ommends you vote FOR Proposals 1. 2, 3 and 4: Eledion of Directors Nominees: For Against Abstain I d. Shei la Boir 0 0 0 For Against Abstain lb. Vimta Bali 0 0 0 2. To appoint Oeloitte & Touche LLP as Bunge Limited sindependent 0 0 0 1C. Carol M. Browner 0 0 0 to authorize the audit committee of the Board of Driectors to ld Andrew Ferner 0 0 0 Advtsory vote to appwve el(ecut1ve compensation. 0 0 0 I e. PaulFribourg 0 0 0 4. Amendment to the Bunge limited 2016 Equity Incentive Plan to 0 0 0 11. J. Erik. Fyrwak1 0 0 0 lg. Gregory A. Heckman 0 0 0 Meeting of Shareholders. this proxy will be voted at the discretiOn of the lh Bernardo Hees 0 0 0 11 Kathleen Hyle 0 0 0 lj. Henry W. Winship 0 0 0 lk. Mark N. Zenuk. 0 0 0 f..or address changes end/Of comments.please check thsi bol( and v·vnte0YesNo Please indicate if you plan to attend this meeting. 00 Please 51gn exactly .:tyour n.:tme(s) appear() hereon.When 51gmng .:ts attorney,el(ecutor.admmistrator, or other fiduc•cry, please give full title as such Joint owners should each sign Signature (PLEASE SIGN WITIIIN BOX]Signature (Joint Owners)

TABLE OF CONTENTS

BUNGE LIMITED
1391 TIMBERLAKE MANOR PARKWAY
ST. LOUIS, MO 63017

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT
We strongly recommend that you vote in advance of the Annual General Meeting, even if you plan to access the meeting.

DETACH AND RETURN THIS PORTION ONLY

BUNGE LIMITED

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Sheila Bair	☐	☐	☐
1b. Vinita Bali	☐	☐	☐
1c. Carol M. Browner	☐	☐	☐
1d. Andrew Ferrier	☐	☐	☐
1e. Paul Fribourg	☐	☐	☐
1f. J. Erik Fyrwald	☐	☐	☐
1g. Gregory A. Heckman	☐	☐	☐
1h. Bernardo Hees	☐	☐	☐
1i. Kathleen Hyle	☐	☐	☐
1j. Henry W. Winship	☐	☐	☐
1k. Mark N. Zenuk	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TABLE OF CONTENTS Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual General Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D01594-P33129-Z76333 BUNGE LIMITED Virtual Annual General Meeting of Shareholders May 21,2020 3:00PM This proxy is solicited on behalf of the Board of Directors of Bunge Limited The shareholder(s) hereby appoint(s) Gregory A. Heckman, John Neppl, Joseph Podwika or Gregory A. Billhartz, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of BUNGE LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM, Centra l Time on May 2 1, 2020, via live webcast at www.virtualshareholdermeeting.com/BG2020, and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made,this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side